As filed with the Securities and Exchange Commission on

September 26, 2023

Registration No. 333-00515
811-07513

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No.	/ /
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Post-Effective Amendment No. 386	/ X /

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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
ACT OF 1940	----
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Amendment No. 385	/ X /

(Check appropriate box or boxes)	----

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PUTNAM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

100 Federal Street, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000
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It is proposed that this filing will become effective (check appropriate box)

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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on September 30, 2023, pursuant to paragraph (b)

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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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STEPHEN J. TATE, Vice President
PUTNAM FUNDS TRUST
100 Federal Street
Boston, Massachusetts 02110
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036

and

JAMES E. THOMAS, Esquire
ROPES & GRAY LLP
800 Boylston Street
Boston, Massachusetts 02199

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This Post-Effective Amendment relates solely to the Registrant’s Putnam Dynamic Asset Allocation Equity Fund and Putnam Mortgage Opportunities Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Putnam
Dynamic Asset Allocation
Equity Fund

Prospectus

9 | 30 | 23

FUND SYMBOLS	CLASS A	CLASS P
	—	—

Fund summary	2
What are the fund’s main investment strategies and related risks?	8
Who oversees and manages the fund?	14
How does the fund price its shares?	16
How do I buy fund shares?	17
How do I sell or exchange fund shares?	22
Policy on excessive short-term trading	24
Distribution plan and payments to dealers	27
Fund distributions and taxes	28
Financial highlights	30
Appendix	34

Investment Category: Asset Allocation

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Dynamic Asset Allocation Equity Fund seeks long-term growth.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 17 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class P	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.59%	0.00%**	0.49%	1.08%	-0.38%	0.70%
Class P	0.59%	—	0.41%	1.00%	-0.38%	0.62%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the fund’s distribution and service (12b-1) plan, this prospectus will be revised.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2024. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return

2 Prospectus

on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$642	$863	$1,102	$1,784
Class P	$63	$281	$515	$1,190

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 67%.

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also consider other factors that we believe will cause the stock price to rise. While we typically allocate approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. We invest mainly in developed countries, but may invest in emerging markets. We may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. For example, we typically use foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

Risks

It is important to understand that you can lose money by investing in the fund.

If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geo-political events or changes, outbreaks of infectious illnesses or other

Prospectus 3

widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4 Prospectus

Investor profile

The fund serves as an underlying equity investment of other funds that allocate their portfolios among the Putnam funds to obtain varying exposures to equity and fixed-income investments. The fund also is designed for investors seeking long-term growth and who are willing to wait out short-term market fluctuations.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results.

Annual total returns for class A shares before sales charges

Year-to-date performance through 6/30/23	16.77%
Best calendar quarter Q2 2020	21.78%
Worst calendar quarter Q1 2020	-22.04%

Average annual total returns after sales charges (for periods ended 12/31/22)

Share class	1 year	5 years	10 years
Class A before taxes	-23.37%	3.86%	8.64%
Class A after taxes on distributions	-24.00%	1.81%	6.37%
Class A after taxes on distributions and sale of fund shares	-13.38%	2.55%	6.31%
Class P before taxes*	-18.65%	5.28%	9.41%
Russell 3000® Index (no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Putnam Equity Blended Index (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND) and the MSCI Emerging Markets Index (GD))	-18.22%	6.87%	10.13%
*	Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it been adjusted, returns would have been higher.
The Putnam Equity Blended Index is an unmanaged index administered by Putnam Management, 75% of which is the Russell 3000® Index, 19% of which is the MSCI EAFE Index (ND), and 6% of which is the MSCI Emerging Markets Index (GD).
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
Prospectus 5

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.
All MSCI indices are provided by MSCI.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2009

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Head of Portfolio Construction,
portfolio manager of the fund
since 2009

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

6 Prospectus

As part of this transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), including your fund, would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Prospectus 7

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in common stocks issued by companies worldwide.

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries or sectors.

The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates, or inflation rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings or to heightened levels of inflation than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

8 Prospectus

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.
  Foreign investments. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions, tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), and tax increases.
—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.
Prospectus 9

—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in transactions involving equity-related derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we typically use foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index. The fund may also, from time to time, write (i.e., sell) covered call options or purchase put options on securities to hedge against declines in the value of securities in the fund’s portfolio. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. For example, the fund may invest in index futures contracts as a substitute for a direct investment in securities. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivative positions is theoretically unlimited. The

10 Prospectus

value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract. For further information about additional types and risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Liquidity and illiquid investments. We may invest up to 15% of the fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geo-political, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geo-political events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline
Prospectus 11

in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the fund, including the risks disclosed in this prospectus, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

  Model risk. We use proprietary models and data supplied by third parties. We use models and data to, among other things, identify and assess trends and market opportunities and provide risk management insights. We regularly enhance and update our models to reflect developing research, fundamental analysis, and access to new data.

If the quantitative models or data used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and may cause the fund to underperform its benchmark or other funds with a similar investment goal, and the fund may realize losses. In addition, models may incorrectly forecast future behavior, leading to potential losses. Use of these models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the fund.

All models require data. Some of the models that we may use are typically constructed based on historical data, and the success of these models is dependent largely on the accuracy and reliability of the supplied historical data. If incorrect data is entered into a model, the resulting output will be incorrect.

  Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively
12 Prospectus

impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

  Large shareholder risk. Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. The fund is subject to the risk that these shareholders will purchase or redeem large quantities of shares of the fund, including as a result of asset allocation decisions made by Putnam Management. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash when the fund would otherwise not do so, and at unfavorable prices. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and may result in adverse tax consequences for the fund and its shareholders. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. In addition, fund returns may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.
  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in preferred stocks, convertible securities, real estate investment trusts and investments in bank loans. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from
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the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

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The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in the fund’s semiannual report to shareholders dated November 30, 2022.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds sponsored by Putnam Management (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.21% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.25% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
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Portfolio managers	Joined fund	Employer	Positions over past five years
Robert Schoen	2009	Putnam Management 1997 - Present	Co-Chief Investment Officer, Global Asset Allocation
Brett Goldstein	2019	Putnam Management 2010 - Present	Co-Chief Investment Officer, Global Asset Allocation Previously, Portfolio Manager and Analyst
Adrian Chan	2021	Putnam Management 2003 - Present	Portfolio Manager
James Fetch	2009	Putnam Management 1994 - Present	Head of Portfolio Construction Previously, Co-Head of Global Asset Allocation

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them.

Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the

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value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The fund is unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

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Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers class A shares. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as set forth below.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge).
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Class P shares

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A shares because of lower investor servicing fees.

Initial sales charges for class A shares

	Class A sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%
50,000 but under 100,000	4.71	4.50
100,000 but under 250,000	3.63	3.50
250,000 but under 500,000	2.56	2.50
500,000 but under 1,000,000	2.04	2.00
1,000,000 and above	NONE	NONE
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay
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the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Pricing and performance from the Products drop-down menu, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A shares

The following categories of investors are eligible to purchase class A shares without payment of a sales charge:

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(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

Prospectus 21

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
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  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for certain class A shares

Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

If your account is held directly with Putnam Investor Services, the fund typically expects to send you payment for your shares the business day after your request is received in good order. If you hold your shares through certain financial intermediaries or financial intermediary programs, receipt of payment for your shares may differ based on industry standard trade settlement practices, as managed by your intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with Putnam Investor Services and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the SAI.

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To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.
24 Prospectus

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
Prospectus 25

  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s Individual Investor website. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.
  Limitations on the fund’s policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the fund shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

26 Prospectus

Distribution plan and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted a distribution and service (12b-1) plan; however no payments under the plan have been authorized by the Trustees. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plan. The fund’s 12b-1 plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to

Prospectus 27

exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2022 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

28 Prospectus

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Prospectus 29

Information about the Prospectus and SAI

The prospectus and SAI for a fund provide information concerning the fund. The prospectus and SAI are updated at least annually and any information provided in a prospectus or SAI can be changed without a shareholder vote unless specifically stated otherwise. The prospectus and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

30 Prospectus

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Prospectus 31

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%)
Class A
May 31, 2023	$13.01	.28	.09	.37	(.11)	(1.81)	(.29)	(2.21)	$11.17	3.23	$5,108.70		2.67	67
May 31, 2022	15.86	.13	(.96)	(.83)	(.10)	(1.92)	—	(2.02)	13.01	(6.69)	28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	—	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	—	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	—	(1.61)	11.07	(3.72)	39.86		1.71	115
Class P
May 31, 2023	$12.99	.15	.24	.39	(.14)	(1.81)	(.29)	(2.24)	$11.14	3.45	$4,680.62		1.26	67
May 31, 2022	15.86	.16	(.97)	(.81)	(.14)	(1.92)	—	(2.06)	12.99	(6.61)	79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	—	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	—	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	—	(1.65)	11.09	(3.43)	78,602.62		1.85	115
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:
Percentage of average net assets
May 31, 2023	0.38%
May 31, 2022	0.29
May 31, 2021	0.35
May 31, 2020	0.32
May 31, 2019	0.28

32 Prospectus	Prospectus 33

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A shares may be subject to an initial sales charge and class C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
34 Prospectus

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

D.A. DAVIDSON & CO. (“D.A. DAVIDSON”)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 35

  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

  Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
36 Prospectus

Letter of Intent (“LOI”)

  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
  If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Prospectus 37

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

  Initial purchase minimum: $250
  Subsequent purchase minimum: none

Minimum Balances

  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—	A fee-based account held on an Edward Jones platform
—	A 529 account held on an Edward Jones platform
—	An account with an active systematic investment plan or LOI

Exchanging Share Classes

  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

38 Prospectus

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC, or its affiliates and their spouse or financial dependents as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

  A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C Shares available at J.P. Morgan Securities LLC

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

  Breakpoints as described in this prospectus.
  Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts (as described in this prospectus) will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 39

  Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares.
40 Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in the fund’s Prospectus.
  Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*	Also referred to as an “initial sales charge.”

MERRILL LYNCH

Shareholders purchasing fund shares through a Merrill Lynch platform or account held at Merrill Lynch will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Prospectus 41

  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Eligible shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, as described in the fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period
42 Prospectus

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

OPPENHEIMER & CO. INC. (“OPCO”)

Effective September 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Prospectus 43

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on Class A, B and C shares available at OPCO

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end Sales Charge Discounts Available at OPCO: Breakpoints & Rights of Accumulation

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
44 Prospectus

  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)

Effective September 1, 2020, shareholders purchasing fund shares through a Baird brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Prospectus 45

Front-End Sales Charge Waivers on Class A shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

  Breakpoints as described in this prospectus
  Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective September 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

46 Prospectus

Front-end Sales Charge Waiver on Class A Shares

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in this prospectus or SAI will continue to apply for eligible shareholders.

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC
Charles Schwab & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.
Morgan Stanley Smith Barney LLC
Interactive Brokers LLC
Vanguard Marketing Corporation
Citigroup Global Markets Inc.
E*Trade Securities LLC

Prospectus 47

For more information about
Putnam Dynamic Asset Allocation Equity Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These materials are not currently available on Putnam’s website since the fund is currently offered only to other Putnam funds and other accounts managed by Putnam Management or its affiliates. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about the fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-07513	SP636 333280 9/23

FUND SYMBOLS	CLASS A	CLASS P
	--	--

Putnam Dynamic Asset Allocation Equity Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

9/30/23

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated September 30, 2023, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investments, PO Box 219697, Kansas City, MO 64121-9697.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and other Putnam mutual funds, closed-end funds, and exchange-traded funds (collectively, the "Putnam funds").

SAI636 - 2023/09

I-1

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4

CHARGES AND EXPENSES	I-5
PORTFOLIO MANAGERS	I-12
SECURITIES LENDING ACTIVITIES	I-13
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-13

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-13
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-20

TAXES	II-79
MANAGEMENT	II-94
DETERMINATION OF NET ASSET VALUE	II-115
INVESTOR SERVICES	II-117
SIGNATURE GUARANTEES	II-122
REDEMPTIONS	II-122
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-123
SHAREHOLDER LIABILITY	II-123
DERIVATIVE ACTIONS	II-123
DISCLOSURE OF PORTFOLIO INFORMATION	II-123
INFORMATION SECURITY RISKS	II-127
PROXY VOTING GUIDELINES AND PROCEDURES	II-127
SECURITIES RATINGS	II-128
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-134
APPENDIX B - FINANCIAL STATEMENTS	II-182

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Dynamic Asset Allocation Equity Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940, as amended, or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting the fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to,

I-3

or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

I-4

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940, as amended, provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended, committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

I-5

CHARGES AND EXPENSES

Management fees

Under the fund's management contract (the "Management Contract"), the fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds sponsored by Putnam Management (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:

Fiscal year	Management fee paid	Amount of management fee waived	Amount management fee would have been without waivers

2023	$122,781	$222,065	$344,846

2022	$242,492	$241,804	$484,296
2021	$161,855	$246,426	$408,281

The amount of management fee waived for the 2021, 2022 and 2023 fiscal years resulted from arrangements set forth in "General expense limitation" under "Management - The Management Contract" in Part II of this SAI.

I-6

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal year	Brokerage commissions

2023	$53,570

2022	$52,254
2021	$36,717

The brokerage commissions for the fund’s 2023 fiscal year were higher than the brokerage commissions for the fund’s 2021 fiscal year due to increases in portfolio turnover.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

Dollar value of these transactions	Percentage of total transactions	Amount of commissions

$58,636,542	16.66%	$9,094

At the end of fiscal 2023, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealer or affiliate	Value of securities held

Citigroup, Inc.	$57,661
JP Morgan Chase & Co.	$77,626
Wells Fargo & Co.	$30,295
Bank of America Corp.	$24,955
Barclays	$4,140

I-7

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2023, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Total reimbursement	Portion of total reimbursement for compensation and contributions

$2,202	$1,639

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the funds in the "Putnam funds complex" as of December 31, 2022. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds.

I-8

Name of Trustee	Dollar range of Putnam Dynamic Asset Allocation Equity Fund shares owned	Aggregate dollar range of shares held in all funds in the Putnam funds complex overseen by Trustee

Independent Trustees
Liaquat Ahamed	None	over $100,000
Barbara M. Baumann	None	over $100,000
Katinka Domotorffy	None	over $100,000
Catharine Bond Hill	None	over $100,000
Kenneth R. Leibler	None	over $100,000

* Jennifer Williams Murphy	None	$10,001-$50,000
* Marie Pillai	None	$1-$10,000
George Putnam III	None	over $100,000

Manoj P. Singh	None	over $100,000
Mona K. Sutphen	None	$50,001-$100,000
Interested Trustee
** Robert L. Reynolds	$1-$10,000	over $100,000

* First elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or for a limited number of Putnam funds, as of a later date).

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

I-9

Audit, Compliance and Risk Committee	12
Board Policy and Nominating Committee	6
Brokerage Committee	3
Contract Committee	8

Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	5
Investment Oversight Committee B	5

Pricing Committee	8
Exchange-Traded Fund Committee	3*

*For the period 1/1/23-5/31/23

The following table shows the year each Trustee was first elected or appointed as a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2023, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2022.

I-10

COMPENSATION TABLE

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement(1)	Total compensation from Putnam funds complex(2)
Independent Trustees

Liaquat Ahamed/2012(3)	$265	N/A	N/A	$430,750
Ravi Akhoury/2009(4)	$28	N/A	N/A	$209,750
Barbara M. Baumann/2010(3)(5)	$287	N/A	N/A	$373,833
Katinka Domotorffy/2012(3)	$265	N/A	N/A	$410,750
Catharine Bond Hill/2017(3)	$238	N/A	N/A	$410,750
Paul L. Joskow/1997(3)(4)	$28	$0	$113,417	$209,750
Kenneth R. Leibler/2006(6)	$359	N/A	N/A	$470,750
Jennifer Williams Murphy/2022(7)	$237	N/A	N/A	$141,000
Marie Pillai/2022(3)(7)	$157	N/A	N/A	$141,000
George Putnam III/1984(8)	$284	$0	$130,333	$375,750
Manoj P. Singh/2017(9)	$278	N/A	N/A	$369,500
Mona K. Sutphen/2020	$251	N/A	N/A	$392,000
Interested Trustee
Robert L. Reynolds/2008(10)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were first elected to the Board of Trustees of the exchange-traded funds effective as of January 11, 2023 and, therefore, did not receive any compensation in respect of those funds during the period shown in the table above.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2023, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $247; Ms. Baumann - $223; Ms. Domotorffy - $247; Dr. Hill - $150; Dr. Joskow - $897; and Ms. Pillai - $42.

(4) Mr. Akhoury and Dr. Joskow retired from the Board of Trustees effective June 30, 2022.

(5) Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees.

(6) Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.

I-11

(7) Mses. Murphy and Pillai were first elected to the Board of Trustees effective as of July 1, 2022 (or, for a limited number of Putnam funds, as of a later date).

(8) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(9) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(10) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a retirement plan for Trustees of Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

In light of its share ownership noted below, Putnam Investments, LLC may be deemed to "control" the fund. Putnam Investments, LLC, a Delaware limited liability company, is owned through a series of subsidiaries by Great-West Lifeco Inc., a Canadian corporation. The address of Putnam Investments is 100 Federal Street, Boston, MA 02110.

At August 31, 2023, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

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Share class	Shareholder name and address	Percentage owned

A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110	99.90%
P*	RETIREMENT READY 2055 FUND - CLASS R6 SHARES	30.51%
P*	RETIREMENT READY 2060 FUND - CLASS R6 SHARES	26.01%
P*	RETIREMENT READY 2050 FUND - CLASS R6 SHARES	22.61%

*        The address for the name listed is: c/o Putnam Investments, 100 Federal Street,

Boston, MA 02110.

Distribution fees

During the 2023 fiscal year, the fund paid no 12b-1 fees to Putnam Retail Management.

Class A sales charges and contingent deferred sales charges

During the 2021, 2022 and 2023 fiscal years, Putnam Retail Management received no sales charges with respect to class A shares.

Investor servicing fees

During the 2023 fiscal year, the fund incurred $6,939 in fees for investor servicing provided by Putnam Investor Services, Inc.

PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

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Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	27	$6,764,800,000	49	$5,286,700,000	4	$18,300,000
Brett Goldstein	27	$6,764,800,000	49	$5,286,700,000	1	$1,500,000
Adrian Chan	27	$6,764,800,000	44	$5,272,200,000	4	$16,700,000
James Fetch	27	$6,764,800,000	49	$5,286,700,000	1	$100,000

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the fund. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm. Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

The performance of this fund does not directly impact the evaluation of its portfolio managers.

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Ownership of securities

As of the end of the fund’s last fiscal year, the portfolio managers of the fund owned no shares of the fund, including investments by immediate family members and amounts invested through retirement and deferred compensation plans.

SECURITIES LENDING ACTIVITIES

The fund did not participate in any securities lending activities during the most recent fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund’s Annual Report for the fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-15

THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

HOW TO BUY SHARES

Each prospectus of a fund (a “prospectus”) describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. For a fund that offers multiple classes of shares, the investment performance of the classes will vary because of different sales charges and expenses. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans, as well as “non-qualified” deferred compensation plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations. Non-U.S. employees of Putnam, its parent company, Power Corporation of Canada (“Power”), subsidiaries and affiliates of Power, and certain related entities, and the immediate family members of such employees may invest in a fund during the term of employment of the employee, subject to applicable law and certain procedural requirements.

In addition, class M shares are only available (1) to certain employer-sponsored retirement plans investing in George Putnam Balanced Fund and (2) for Putnam Diversified Income Trust, Putnam High Yield Fund, and Putnam Income Fund for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement. All other class M shares of the Putnam open-end mutual funds (“Putnam Funds”) were converted into class A shares effective November 25, 2019, except that class M shares of Putnam Global Income Trust and Putnam Mortgage Securities Fund held in Japan were liquidated effective December 9, 2019.

In addition, shares of Putnam Ultra Short MAC Series are only available to “wrap” account clients (“eligible investors”) where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly to the wrap account clients of the wrap program sponsor.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

August 30, 2023	II-1

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the current offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the offering price is the net asset value plus the applicable sales charge, if any. (The offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares (other than shares of Putnam Multi-Asset Income Fund and shares of Putnam Ultra Short MAC Series) may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June, September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam Fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

August 30, 2023	II-2

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares. The offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full-service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

August 30, 2023	II-3

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, and certain Employer-Sponsored Retirement Plans approved by Putnam Retail Management, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. For all funds, except for purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter. For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 0.75% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding George Putnam Balanced Fund and Putnam Multi-Asset Income Fund), Global Sector Funds, Putnam Retirement Advantage Funds (excluding Putnam Retirement Advantage Maturity Fund) and Putnam Sustainable Retirement Funds (excluding Putnam Sustainable Retirement Maturity Fund) only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 but under 1,000,000	2.00	1.75
1,000,000 and above	NONE	NONE

August 30, 2023	II-4

For Putnam Retirement Advantage Maturity Fund, Putnam Sustainable Retirement Maturity Fund, Taxable Income Funds (except for Putnam Core Bond Fund, Money Market Funds, Putnam Floating Rate Income Fund, Putnam Ultra Short Duration Income Fund, Putnam Diversified Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Short Duration Bond Fund), and for purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund) prior to July 1, 2022:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	4.00	3.50
100,000 but under 250,000	3.25	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

For purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund and Putnam Strategic Intermediate Municipal Fund) on or after July 1, 2022 and for purchases of Putnam Multi-Asset Income Fund and Putnam Core Bond Fund:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	3.25	2.75
100,000 but under 250,000	2.50	2.00
250,000 and above	NONE	NONE

For Putnam Floating Rate Income Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.75%	1.50%
250,000 but under 500,000	1.25%	1.00%
500,000 and above	NONE	NONE

August 30, 2023	II-5

For purchases of Putnam Short-Term Municipal Income Fund, purchases of Putnam Strategic Intermediate Municipal Fund only on or after July 1, 2022, and purchases of Putnam Short Duration Bond Fund only prior to January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.25%	1.00%
250,000 and above	NONE	NONE

For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	NONE

For George Putnam Balanced Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A	N/A

August 30, 2023	II-6

For Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A*	N/A*

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam Funds that offer class N shares:

	CLASS N
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	NONE

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam Fund (other than Putnam Short Duration Bond Fund, Putnam Ultra Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased prior to January 1, 2021 and class A shares of Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased on or after January 1, 2021 by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.75% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Ultra Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam Fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

August 30, 2023	II-7

The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam Funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam Strategic Intermediate Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, and Putnam Core Bond Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares during the month eight years after the purchase date (for Putnam Small Cap Value Fund, during the month six years after the purchase date, and for Putnam Sustainable Future Fund, during the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares during the month eight years after the purchase date, provided that Putnam Investor Services, or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by

August 30, 2023	II-8

group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Class C shares acquired by exchanging class C shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares. Prior to March 1, 2021, class C shares converted to class A shares after ten years.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

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Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, Class B and Class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam Funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

August 30, 2023	II-10

(a)	all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam Funds (except closed-end and money market funds, unless acquired as described in (b) below); and
(b)	any shares of money market funds acquired by exchange from other Putnam Funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children who were under age 21 at the time of the investor’s initial purchase, as well as any individual with an account registered under the same last name and same address as the individual, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam Funds (other than money market funds, Putnam Multi-Asset Income Fund, and class A shares of Putnam Ultra Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children who were under the age of 21 at the time of the investor’s initial purchase):

(i)	individual accounts;
(ii)	joint accounts;
(iii)	accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;
(iv)	shares owned through accounts in the name of the investor’s (or spouse’s or child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and
(v)	accounts established as part of a Section 529 college savings plan managed by Putnam Management.
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Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam Funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam Fund (excluding Putnam money market funds, Putnam Multi-Asset Income Fund, and Putnam Ultra Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the offering price applicable at the time of such purchase and (ii) the offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Ultra Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Ultra Short Duration Income Fund). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the

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Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

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Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
Effective July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.10%	Putnam Ultra Short Duration Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund
Prior to July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05; 0.25% for shares purchased on or after 3/21/05**	Putnam Tax-Free High Yield Fund
0.20% for shares purchased before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Strategic Intermediate Municipal Fund
0.20% for shares purchased on or before 12/31/89; 0.25% for shares purchased after 12/31/89	Putnam Convertible Securities Fund George Putnam Balanced Fund Putnam Focused International Equity Fund Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90; 0.25% for shares purchased after 3/31/90	Putnam Mortgage Securities Fund
0.20% for shares purchased on or before 1/1/90; 0.25% for shares purchased after 1/1/90	Putnam Large Cap Value Fund
0.20% for shares purchased on or before 3/31/91; 0.25% for shares purchased after 3/31/91;	Putnam Income Fund
0.10%	Putnam Ultra Short Duration Income Fund
0.20% for shares purchased after 3/6/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Minnesota Tax Exempt Income Fund Putnam Ohio Tax Exempt Income Fund
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Rate*	Fund
0.15% for shares purchased on or before 5/11/92; 0.20% for shares purchased after 5/11/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Massachusetts Tax Exempt Income Fund
0.15% for shares purchased on or before 12/31/92; 0.20% for shares purchased after 12/31/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam California Tax Exempt Income Fund Putnam New Jersey Tax Exempt Income Fund Putnam New York Tax Exempt Income Fund Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93; 0.20% for shares purchased after 7/8/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Pennsylvania Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B distribution plan, except for those listed below
0.25%, except that the first years’ service fees of 0.25% are prepaid at time of sale	Putnam Strategic Intermediate Municipal Fund Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of 0.20% are prepaid at time of sale

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

0.00%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Ultra Short Duration Income Fund
August 30, 2023	II-15

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund * Putnam Money Market Fund* Putnam Ultra Short Duration Income Fund

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate	Fund
0.65%	George Putnam Balanced Fund
0.40%	Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for George Putnam Balanced Fund and up to the annual rate of 0.50% of the average net asset value of such class M shares for Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund.

Different rates may apply to shares sold outside the United States.

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Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class N distribution plan

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate	Fund
0.50%	All funds currently making payments under a class R distribution plan*

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares, and participants in such plans.

Class R3 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R3 shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class R3 distribution plan

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A portion of the class R3 distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R3 shares and participants in such plans.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam Funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2022:

American Enterprise Investment Services Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Ascensus, Inc.	Morgan Stanley Smith Barney LLC
Avantax Investment Services, Inc.	OneAmerica Securities, Inc.
AXA Advisors, LLC	Principal Life Insurance Company
Cambridge Investment Research, Inc.	Raymond James & Associates, Inc.
Cetera Advisor Networks LLC	Raymond James Financial Services, Inc.
Cetera Advisors LLC	RBC Capital Markets, LLC
Cetera Financial Specialists LLC	Resources Investment Advisors, LLC
Cetera Investment Services LLC	Retirement Plan Advisory Group
Citigroup Global Markets Inc.	Royal Alliance Associates
August 30, 2023	II-18

Commonwealth Equity Services	SagePoint Financial, Inc.
Empower Annuity Insurance Company of America	Securities America, Inc.
First Allied Securities, Inc.	Stifel, Nicolaus & Company, Incorporated
FSC Securities Corporation	Teachers Insurance and Annuity Association of America
HUB International Limited	Transamerica Retirement Solutions, LLC
J.P. Morgan Securities LLC	Triad Advisors, LLC
Janney Montgomery Scott LLC	UBS Financial Services, Inc.
John Hancock Retirement Plan Services, LLC	Vanguard Marketing Corporation
Kestra Investment Services, LLC	Voya Financial Advisors, Inc.
Lincoln Financial Advisors Corp.	Wells Fargo Clearing Services, LLC
Lincoln Financial Distributors, Inc.	Woodbury Financial Services, Inc
Lincoln Financial Securities Corporation	XPonential Growth Solutions
LPL Financial LLC

Additional dealers may receive marketing support payments in 2023 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2022 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam Fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam Funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2022:

Charles Schwab & Co., Inc.	RBC Capital Markets, LLC
Empower Financial Services, Inc.	TD Ameritrade, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	TD Ameritrade Clearing, Inc.
National Financial Services LLC	Transamerica Advisors Life Insurance Company
Pershing LLC

Additional or different dealers may also receive program servicing payments in 2023 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2022 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate

August 30, 2023	II-19

in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam Funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. Payments in respect of class R3 and class R4 shares are generally made at an annual rate of up to 0.25% of a fund’s average net assets attributable to such class of shares held by a dealer or other financial intermediary. Payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Ultra Short Duration Income Fund. There are no such payments in respect of class R6 shares. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam Funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and PAC, as appropriate.

Bank Loans, Loan Participations, and Assignments	Market Risk
Borrowing and Other Forms of Leverage	Master Limited Partnerships (MLPs)
Collateralized Debt and Loan Obligations	Money Market Instruments
Commodities and Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
ESG Considerations	Preferred Stocks and Convertible Securities
Exchange-Traded Notes	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short Sales
Illiquid Investments	Short-Term Trading
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Inflation-Protected Securities	Special Purpose Acquisition Companies
Initial Public Offerings (IPOs)	Structured Investments
Interfund Borrowing and Lending	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Temporary Defensive Strategies
London Interbank Offered Rate (LIBOR)	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Bank Loans, Loan Participations, and Assignments

The fund may invest in bank loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Putnam Management, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. Many loans are either partially or fully secured by the assets of the borrower, and some impose restrictive covenants which must be met by the borrower, although these covenants have become less common, and the terms of covenants have eroded, in recent years. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may acquire a loan interest directly by acting as a member of the original lending syndicate. The fund may also invest in a loan in other ways, including through novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. In an assignment, the fund purchases a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. Participation interests typically result in a contractual relationship only with the lending institution, not with the borrower. In such case, the fund will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In addition, with a participation interest, the fund generally will have no rights of set-off against the borrower, and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan interests held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Adverse changes in the creditworthiness of the borrower may affect the borrower’s ability to pay principal and interest, and borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan interests in which the fund will invest, however, Putnam Management will not rely solely on that credit

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analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan interest to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. This may subject the fund to greater delays, expenses, and risks than if the fund could enforce its rights directly against the borrower. For example, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loan interests purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The market for bank loans may not be highly liquid. In addition, loan interests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such interests in secondary markets. As a result, the fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loan interests acquired by the fund may involve letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to make additional loans upon demand by the borrower pursuant to the terms specified in the loan documentation. This obligation may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so. To the extent that the fund is committed to make additional loans under the loan documentation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments.

Certain of the loan interests acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such interests would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

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With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loan interests that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loan interests for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan interest that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers in whose loans the fund may hold an interest. These other securities may include, for example, debt securities that are subordinate to the loan interests held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients (including the fund) to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loan interests and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize other sources to meet the redemption obligations, such as cash balances or proceeds from the sale of its more liquid investments or investments with shorter settlement periods.

Some loan interests may not be considered “securities” for certain purposes under the federal securities laws, and, as a result, purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If legislation or federal or state regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are

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considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and by Section 18 of the 1940 Act. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. In addition, if the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Each Putnam Fund (other than Putnam Retirement Advantage Funds, Putnam Sustainable Retirement Funds, and Putnam Short Term Investment Fund) participates in a committed line of credit provided by State Street Bank and Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the committed line of credit is required to maintain a specified asset coverage ratio.

Leveraging tends to exaggerate the effect of any increase or decrease in the value of the fund’s holding. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the fund.

Collateralized Debt and Loan Obligations.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are types of asset-backed securitized instruments and include collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. CDOs may charge management and administrative fees, which are in addition to those of a fund. CDOs may be less liquid than other types of securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a fund invests. CDOs are subject to the typical risks associated with debt instruments and fixed income and/or asset-backed securities discussed elsewhere in the prospectus and in this SAI, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), prepayment risk, credit risk (including adverse credit spread moves), liquidity risk and market risk. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured

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product is invested in a security in which a fund is also invested, this would tend to increase the fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities, which vary in risk and yield, and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or if a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

CLO Securities may be privately placed and thus subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities. CLOs are also subject to the same risks associated with CDOs, as described above.

Commodities and Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, war, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or natural disasters, livestock disease, trade embargoes, economic sanctions, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials. In addition, certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to

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incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may result in gains or losses greater than the amount invested in the instrument. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. See the “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of one or more underlying investments, pools of investments, indexes or currencies. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments will enable the fund to achieve its investment objective or that Putnam Management will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. The use of leverage involves risk and may increase the volatility of the fund’s net asset value.

In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indexes or currencies.

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Some derivatives transactions are required to be centrally cleared and others are available for voluntary clearing. A party to a cleared derivatives transaction is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system or on the fund’s ability to exercise remedies. Also, the fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the fund’s behalf.

Some derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty, and counterparty risk, since the counterparty may be unable or unwilling to perform its obligations under the contract for reasons unrelated to its financial condition, such as operational issues, business interruptions or contract disputes. If a privately negotiated over-the-counter contract calls for payments by the fund, the fund must be prepared to make the payments when due. If a counterparty’s creditworthiness declines or the counterparty is otherwise unable or unwilling to perform its obligations under the contract, the fund may not receive payments owed under the contract, or the payments may be delayed and the value of the agreements with the counterparty may decline, potentially resulting in losses to the fund.

Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet margin requirements at a time when it may be disadvantageous to do so.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, certain over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses.

Legislation and regulation of derivatives in the U.S. and other countries, including margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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ESG Considerations

A fund may integrate environmental, social, or governance (“ESG”) considerations into its research process and/or investment decision-making. Putnam Management believes that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact risk and returns. The relevance and materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases (such as where Putnam Management lacks relevant ESG data), ESG considerations may not represent a material component of a fund’s investment process. Other than in the case of Putnam Sustainable Future Fund, Putnam Sustainable Leaders Fund and the Putnam Sustainable Retirement Funds, the consideration of ESG factors as part of a fund’s investment process does not mean that a fund pursues a specific “ESG” or “sustainable” investment strategy, and, depending on the fund, Putnam Management may sometimes make investment decisions other than on the basis of relevant ESG considerations.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security whose returns are linked to the performance of a particular market index or other reference assets less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. Investors may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index less applicable fees and expenses. ETNs typically do not make periodic interest payments and principal typically is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, economic, legal, political or geographic events that affect the reference assets, volatility and lack of liquidity in the reference assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it lowers the fund’s income when interest rates or benchmark rates fall. The fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s NAV.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. There is no assurance that the fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.

The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the fund to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the fund does not exist and the fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

Foreign Currency Transactions

The fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. The fund may engage in these transactions for a variety of reasons, including to manage the exposure to foreign currencies inherent in the fund’s investments, to increase its returns, and to offset some

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of the costs of hedging transactions. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging” (e.g., the sale of forward currency with respect to portfolio security positions). The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the fund’s purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging, in which the fund enters into foreign currency transactions on a particular currency with respect to portfolio positions denominated or quoted in that currency. By position hedging, the fund attempts to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted). While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the Chicago Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract or otherwise settle the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a market in such contracts or options. Although the fund intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until or at the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until or at the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until or at the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until or at the expiration of the option.

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts and related options) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts and related options, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract or related option reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, the fund may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, additional foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. There can be no assurance that suitable foreign currency

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transactions will be available for the fund at any time or that the fund will engage in foreign currency exchange transactions at any time or under any circumstances even if suitable transactions are available to it.

Successful use of currency management strategies will depend on Putnam Management’s skill in analyzing currency values. Currency management strategies may increase the volatility of the fund’s returns and could result in significant losses to the fund if currencies do not perform as Putnam Management anticipates. There is no assurance that Putnam Management’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, custody, disclosure and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the fund’s liquidity risk and require the fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of economic sanctions or embargoes (whether imposed by the United States or another country or other governmental or non-governmental organization), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Such actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In some cases (including in the case of sanctions), such actions also could result in a freeze on an issuer’s securities which would prevent the fund from selling securities it holds. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and

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listed companies than in the United States. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. Due to the potential for foreign withholding taxes, MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties (and such securities may be less liquid than other classes of securities of an issuer), or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the fund will satisfy applicable foreign reporting requirements at all times.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

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The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will present viable investment opportunities for the fund. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In such an event, it is possible that the fund could lose the entire value of its investments in the affected market. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the fund invests in securities issued by foreign issuers, the fund may be subject to the risks described above even if all of the fund’s investments are denominated in U.S. dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies.

Investing through Stock Connect. The fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong.

There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of Putnam Management to effectively manage the fund, and may expose the fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the fund’s investments and returns. In addition,

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securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of the fund’s Hong Kong sub-custodian. Therefore, the fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the fund to the credit risk of the relevant securities depositories and the fund’s Hong Kong sub-custodian. While the fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the fund, which may negatively affect investment returns for shareholder.

Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although

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the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold while the dollar roll is outstanding, but receives the difference between the current sales price and the forward price for the future purchase. In addition, the fund may reinvest the cash proceeds of the sale while the dollar roll is outstanding in an effort to enhance returns. The reinvestment of such proceeds may be considered a form of investment leverage and may increase the fund’s risk and volatility. If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. The fund accounts for dollar rolls as purchases and sales.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, when entering into a forward commitment transaction, the fund will rely on the other party to consummate the transaction. In the event that the other party files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected. For example, the other party’s failure to complete the transaction may result in the loss to the fund of an advantageous yield or price. See also "Legal and Regulatory Risks Relating to Investment Strategy" below.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A futures contract sale creates an obligation by the seller to sell the type of financial instrument or other asset called for in the contract in a specified month for a stated price. A futures contract purchase creates an obligation by the purchaser to buy the type of financial instrument or other asset called for in the contract in a specified month at a stated price. The specific assets bought or sold, respectively, at settlement date may not be determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant (brokerage firm) which is a member of the relevant contract market. Examples of futures contracts that the fund may use include, without limitation, U.S. Treasury futures, index futures, corporate or municipal bond futures, U.S. Government agency futures, interest rate futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

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The value of a futures contract tends to increase and decrease in tandem with the value of its underlying asset. Therefore, purchasing futures contracts will tend to increase the fund’s exposure to positive and negative price fluctuations in the underlying asset, much as if it had purchased the underlying asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying asset. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying asset had been sold.

When the fund enters into a futures contract, the fund is required to deliver to the futures broker an amount of liquid assets known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit in that it is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Initial margin requirements are established by the exchanges on which futures contracts trade and by the fund’s broker and may, from time to time, change. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the value of the futures contract fluctuates, a process known as “marking to the market.” For example, if the fund purchases a futures contract on an underlying security and the price of that security rises, the value of the futures contract will increase and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, if the price of the underlying security declines, the value of the futures contract will decrease and the fund will be required to make a variation margin payment to the broker based on that decrease in value. Upon the closing of a futures contract, the fund will receive or be required to pay additional cash based on a final determinations of variation margin.

Although futures contracts by their terms may call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Many futures contracts, such as index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. The fund may close some or all of its futures positions at any time prior to their expiration. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same settlement date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s theoretical loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

With respect to each Putnam Fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act ( “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps. In the event that Putnam Management believes that a fund’s investments in commodity interests exceed the

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thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return, and the commodity pool operators (“CPOs”) of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks that comprise the index, and the value of the index fluctuates with changes in the market values of those common stocks. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract gives the holder the right, in return for the premium paid to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). After selling a put or call option on a futures contract, the fund will be required to deposit initial margin and variation margin as described above for futures contracts.

When a call option on a futures contract is exercised, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. When a put option on a futures contract is exercised, the holder acquires a short position in the futures contract and the writer is assigned the opposite long position. When an option is exercised, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. The holder or writer of an option on a futures contract may

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terminate its position by selling or purchasing an offsetting option on the same financial instrument (subject to the availability of a liquid market).

The fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying assets or purchasing and writing the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. As an alternative to purchasing or writing call and put options on index futures, the fund may purchase and write call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not (or would result in a smaller loss), such as when there is no movement in the prices of the hedged investments.

The writing of an option on a futures contract involves risks similar to those relating to the purchase or sale of futures contracts (which are described below). In addition, by writing a call option, the fund becomes obligated to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Similarly, by writing a put option, the fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The writing of an option on a futures contract generates a premium, which may partially offset an increase (in the case of a written call option) or decrease (in the case of a written put option) in the value of the underlying futures contract. However, the loss incurred by the fund in writing options on futures contracts is potentially unlimited and may exceed the amount of the premium received. The fund will also incur transaction costs in connection with the writing of options on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts and options on futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets (or markets for other assets), including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the futures contracts are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures contracts and experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.

The use of futures and options strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures contracts and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts used by the fund and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market

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are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position. In addition, in the case of hedging transactions, an incorrect correlation could result in a loss on both the hedged securities in the fund and the hedging transactions, so that the portfolio return might have been greater had hedging not been attempted.

The risk of a position in a futures contract may be very large compared to the relatively low level of margin a fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the fund relative to the size of a required margin deposit. In addition, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The fund will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In the event of an insolvency of the futures commission merchant, the fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times result in the institution by exchanges of special procedures that may interfere with the timely execution of customer orders, for example, by rendering certain market clearing facilities inadequate. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses and the limit may work to prevent the liquidation of unfavorable positions. Futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the fund. The fund’s futures broker may also limit the fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the fund’s performance and its ability to achieve its investment objective.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation

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as a result of trades on that exchange would continue to be settled or exercisable in accordance with their terms. If the fund were unable to liquidate a futures contract or an option on a futures contract due to the absence of a liquid market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the futures contract or option.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities and combine the elements of futures contracts or options with those of debt, preferred equity, commodity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument.

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Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If the fund attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor, and the value of the hybrid instrument may decline substantially if the issuer’s creditworthiness deteriorates. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by any governmental regulatory authority, including the regulators typically associated with the derivatives and securities markets such as the CFTC and the SEC.

Illiquid Investments

Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation or deflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. Two structures are common. While the U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond, many other issuers adjust the coupon accruals for inflation-related changes.

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U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. U.S. TIPS currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of U.S. TIPS is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related securities which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal amount.

In addition, inflation-indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates). The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure, which could result in losses to the fund. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Although inflation-indexed bonds securities may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In general, the value of inflation-protected securities is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in an IPO frequently are very volatile in price (and may, therefore, involve greater risk) due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited availability of information about the issuer. Because of the price volatility of IPO securities, the fund

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may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

There can be no assurance that investments in IPOs will be available to the funds or improve a fund’s performance. At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, to the extent that the number of Putnam Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into an Amended and Restated Master Interfund Lending Agreement by and among each Putnam Fund and Putnam Management (the “Interfund Lending Agreement”) under which a Putnam Fund may lend or borrow money (Putnam money market funds may lend, but not borrow) for temporary purposes directly to or from another Putnam Fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order dated April 10, 2002 (the “Putnam Exemptive Order”) granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral, if any). Such a call would be deemed made if a lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam Fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If (i) the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets,(ii) the fund’s total outstanding borrowings exceed 10% of its total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the fund has outstanding secured Interfund Loans, the fund may borrow through the Interfund Lending Agreement on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam Fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending fund could take possession of collateral that it is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the lending fund. Because Putnam Management provides investment management services to both the lending fund and the borrowing fund, Putnam Management may have a potential conflict of interest in determining whether an Interfund Loan is appropriate for the lending fund and the borrowing fund. The funds and Putnam Management have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.

Inverse Floaters

Inverse floating rate debt securities (or “inverse floaters”) are debt securities structured with variable interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. As a result, inverse floaters may be more volatile and more sensitive to interest rate changes than other types of debt securities with comparable maturities. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Certain inverse floaters may be illiquid.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the Internal Revenue System or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the fund to trade in securities or otherwise execute its investment strategy could have a material adverse impact on the fund’s performance.

The regulatory environment for funds is evolving, and changes in regulation may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and derivatives (including futures) markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such

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transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) that requires each fund (other than Putnam money market funds) to establish a liquidity risk management program. The funds have implemented a liquidity risk management program, and the fund’s Board of Trustees has appointed Putnam Management to administer the program. Under the liquidity risk management program, the liquidity risk of each fund is assessed, managed, and periodically reviewed and each portfolio investment held by each fund is classified as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the fund’s liquidity risk management program. The impact the Liquidity Rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (“EU”), the United Kingdom (“UK”), and some other countries have implemented and are in the process of implementing similar requirements that affect the fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. For example, the U.S. government, the EU, the UK and certain other jurisdictions have adopted mandatory minimum variation (and in some cases initial) margin requirements for bilateral derivatives. Such requirements could increase the amount of margin the fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

In addition, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), regulating the use by registered investment companies of derivatives and many related instruments (e.g. reverse repurchase agreements). Compliance with the Derivatives Rule was required as of August 19, 2022. The Derivatives Rule requires, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Funds that use derivative instruments in a limited amount are not subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, the funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions.

Regulatory changes also may affect counterparty risk. For example, new regulatory requirements may limit the ability of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The CFTC and domestic exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In

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addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Putnam Management and its affiliates or by any sub-adviser and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund. Position limits may adversely affect the fund’s ability to hold positions in certain futures contracts and related options and swaps. A violation of position limits could also lead to regulatory action materially adverse to the fund’s investment strategy.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions on short sales, they could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the fund to execute certain investment strategies and may have a material adverse effect on the fund’s ability to generate returns.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each fund’s investment strategies and operations.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the fund may invest, which costs could be passed along to the fund as an investor in such transactions.

Some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than five percent of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to the fund directly, the costs of compliance, in the case of any securitization within

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the EU risk retention rules in which the fund has invested or is seeking to invest, could be indirectly borne by the fund and the other investors in the securitization.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Because these requirements are relatively new and evolving, their ultimate impact on the fund and the financial system is not yet known. While the rules and regulations like those imposing requirements for margin and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, as noted, the requirements can expose the fund to new kinds of costs and risks.

London Interbank Offered Rate (LIBOR)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”) and may hold fixed-income securities that are downgraded to a lower rating after the time of purchase by the fund. Compared to higher-rated fixed-income securities, lower-rated securities generally offer the potential for higher investment returns but subject holders to greater credit, market and liquidity risk, including the possibility of default or bankruptcy. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values the fund had placed on such securities. The market price of lower-rated securities also generally responds to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated securities to meet its ongoing debt obligations. In

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addition, the market may be less liquid for lower-rated securities than for higher-rated securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent than higher-rated securities by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities, whether or not justified by fundamental factors. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security, changes in the ability of an issuer to make payments of interest and principal or regulation that limits the ability of certain categories of financial institutions to invest in lower-rated securities may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Lower-rated securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Issuers of lower-rated fixed-income securities may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Issuers of lower-rated securities are also often highly leveraged, and their relatively high debt-to-equity ratios increase the risk that their operations may not generate sufficient cash flow to service their debt obligations, especially during an economic downturn or during sustained periods of rising interest rates. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by issuers of lower-rated securities is significantly greater than for issuers of higher-rated securities because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such

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securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in lower-rated securities, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in higher-rated securities

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war), and factors related to a specific issuer, geography, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes may cause fluctuations in markets and securities prices. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the U.S. Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the fund are difficult to predict. For example, Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia and Russian individuals. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in

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the devaluation of the ruble, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, the extent and duration of the military action associated with Russia’s invasion of Ukraine, resulting sanctions and resulting future market disruptions, including declines in Russian stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any disruptions caused by such military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. These and any related events could have a significant impact on fund performance and the value of an investment in the fund.

Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets, and may result in significant market volatility, exchange trading suspensions or closures, or a substantial economic downturn or recession. Those events, as well as other changes in foreign and domestic economic and political conditions, also could disrupt the operations of the fund or its service providers or adversely affect individual issuers or related groups of issuers, interest rates, credit ratings, default rates, inflation, supply chains, consumer demand, investor sentiment, and other factors affecting the value or liquidity of the fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; higher levels of unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. These impacts have negatively affected, and may continue to negatively affect, the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic also has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policies changes, may affect the value, volatility, and liquidity of some securities and other assets. Health crises caused by the COVID-19 pandemic may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The foregoing could impair the fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the fund’s service providers, adversely affect the value and liquidity of the fund’s investments, and negatively impact the fund’s performance and your investment in the fund. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a fund’s investments.

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Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets, contribute to overall market volatility and adversely affect the values of the fund’s investments.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on global currency and financial markets, and on the values of the fund’s investments. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. To the extent the fund has focused its investments in a particular country, region or market, adverse geopolitical and other events impacting that country, region or market could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of

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individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is usually sold on a discounted basis rather than as an interest-bearing instrument. Unlike some other debt obligations, commercial paper is typically unsecured, which increases the credit risk associated with this type of investment. In some cases, commercial paper may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. Commercial paper also may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Certificates of deposit may include those issued by foreign banks outside the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-

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denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam Funds may invest in bankers’ acceptances without regard to this requirement.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities and securities that reflect an interest in reverse mortgages, represent a participation in, or are secured by, mortgage loans or otherwise are secured by real estate related collateral. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may not be guaranteed or insured by the U.S. government, such as those issued by Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities typically pass through to the holders of the mortgage-backed securities or serve as the source for payments on the mortgage-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property and receivables from credit card agreements. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may or may not be guaranteed or insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers.

Mortgage-backed securities may have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment or refinancing of the underlying mortgage loans or the foreclosure of collateral securing the underlying mortgage loans. If property owners make unscheduled prepayments on their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed

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securities in an investment that provides as high a yield as those mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

The fund may invest in mortgage-backed securities that represent pools of mortgage loans with variable rates of interest (such loans, “ARMs”). Adjustable-rate mortgage-backed securities, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities are collateralized by or represent interests in ARMs. Interest rates for ARMs are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of ARMs these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. The market value of an adjustable-rate mortgage-backed security may be adversely affected if interest rates increase faster than the rates of interest payable on the ARMs underlying the security. Also, some ARMs are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the ARM. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The fund may also invest in mortgage-backed securities that represent pools of “hybrid” ARMs, underlying mortgages that combine fixed-rate and adjustable rate features. A hybrid ARM is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. During the initial interest period, hybrid ARMs behave more like fixed-rate mortgage loans. All hybrid ARMs have a reset date, the date on which a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding a security backed by that hybrid ARM does not benefit from further increases in interest rates.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

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At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause greater losses on securities purchased at a premium than securities that are not purchased at a premium. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk, depending on whether they are issued, or are guaranteed or insured, by agencies or instrumentalities of the U.S. government or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed and asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed and asset-backed securities., There can be no assurance that in the future the market for mortgage-backed and asset-backed securities will continue to improve and become more liquid.

Mortgage-related securities include, among other things, securities that reflect an interest in a pool of reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. A homeowner must be age 62 or older to qualify for a reverse mortgage but is not necessarily required to have any minimum income. Generally, the homeowner is not required to pay interest or repay principal on the loan until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages (known as home equity conversion mortgages), which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage or by a combination of types of reverse mortgages. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for these loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may also be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. As a result, investors (which may include the fund) in notes issued by reverse mortgage trusts (“RMTs”) may be deprived of payments to which they are entitled. This could result in losses to the fund. Investors, including the fund, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the fund incurring costs and expenses associated with such actions.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities (such as Freddie Mac, Fannie Mae, or Ginnie Mae), these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. CMOs may also be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are

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generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (interest only or “IOs”), while the other class will receive all of the principal (principal only or “POs”). The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the stripped mortgage-backed security’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Generally, the market value of POs is unusually volatile in response to changes in interest rates. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

The value of asset-backed securities may be substantially dependent on the servicing of the underlying assets, and asset-backed securities are therefore subject to risks associated with negligence by, or defalcation of, the servicers of those assets. These risks may be heightened in the case of an asset-backed security collateralized by the fees earned by the servicer, as the servicer may have a reduced financial incentive to provide appropriate servicing. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

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Consistent with the fund’s investment objective and policies, the fund may invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Options on Securities

Writing covered options. The fund may write (i.e., sell) covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price, regardless of the security’s market price; put options written by the fund give the purchaser the right to sell the underlying securities to the fund at a stated exercise price, regardless of the security’s market price.

The fund will receive a premium from writing a put or call option, which increases the fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. If such a price decline occurs, the put option will permit the fund to sell the security at the higher exercise price or to close out the option at a profit. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise

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price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. If such a price increase occurs, a call option will permit the fund to purchase the securities at the exercise price or to close out the option at a profit. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations. Although the fund may be able to offset to some extent any adverse effects of being unable to terminate an option position, the fund may experience losses in some cases as a result of such inability.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of

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an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

The fund may use both European-style options, which are only exercisable at a specific expiration time on the expiration date, and American-style options, which are exercisable at any time prior to the expiration date. Since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC” options). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options. OTC options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and other countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

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Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Under ordinary circumstances, preferred stock does not carry voting rights. As with all equity securities, the value of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. The value of preferred stocks is particularly sensitive to changes in interest rates and is more sensitive to changes in an issuer’s creditworthiness than is the value of debt securities. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions, which can limit the benefit to investors of a decline in interest rates. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Additionally, if the issuer of preferred stock experiences economic or financial difficulties, its preferred stock may lose value due to the reduced likelihood that its board of directors will declare a dividend. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued on debt or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value may be dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current market price of the underlying security. Because of the conversion feature, the market value of a convertible security will normally fluctuate in some proportion to changes in the market value of the underlying security, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions.

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A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. There can be no assurance that a liquid market will exist for any such security at any particular time, and a security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. In addition, market quotations for these securities are less readily available. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the fund’s net asset value. As a result, the judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities, and the fair value prices determined for the fund could differ from those of other market participants.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Disposing of these securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering these securities for resale and the risk of substantial delay in effecting the registration. Since the offering is not registered with the SEC, investors in a private

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placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the fund’s own expenses.

Investing in REITs may involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (“hybrid REITs”). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus

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may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency, borrower default or self-liquidation. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. Issuers of redeemable securities are generally more likely to exercise a “call” option in periods when interest rates are below the rate at which the original security was issued. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Repurchase Agreements

Each fund may invest in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is generally considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

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The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable or unwilling to close out the repurchase agreement in accordance with its terms or the parties disagree as to the meaning or application of those terms. In such an event, the fund may be subject to expenses, delays, and risk of loss, including: (i) possible declines in the value of the underlying security while the fund seeks to enforce its rights under the agreement; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. The fund is also subject to the risk that the repurchase agreement instrument may not perform as expected.

Pursuant to no-action relief granted by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets to another party subject to an agreement by the fund to repurchase the same assets from that party at an agreed upon price and date. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on the assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the assets. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged.

When entering into a reverse repurchase agreement, the fund bears the risk of delay and costs involved in recovery of securities if the initial purchaser of the securities fails to return the securities upon repurchase or fails financially. These delays and costs could be greater with respect to foreign securities. Although securities repurchase transactions are generally marked to market daily, the fund also faces the risk that securities subject to a reverse repurchase transaction will decline quickly in value, and the fund will remain obligated to repurchase those securities at a higher price, potentially resulting in a loss. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be

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continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. Passive ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries, though unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs also are subject to the risk that the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts or interruptions due to policies of the relevant exchange, unusual market conditions or other reasons. There can be no assurance that shares of a closed-end investment company or ETF will continue to be listed on an active exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

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Short Sales

The fund may engage in short sales of securities and/or currencies either as a hedge against potential declines in value of a portfolio security or currency or to realize appreciation when a security or currency that the fund does not own declines in value. Short sales are transactions in which the fund sells a security or currency it does not own to a third party by borrowing the security or currency in anticipation of purchasing the same security or currency at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security or currency declines between the date of the short sale and the date on which the fund replaces the borrowed security or currency; and the fund will incur a loss if the price of the security or currency increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security or currency sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund's successful use of short sales is subject to Putnam Management's ability to accurately predict movements in the market price of the security or currency sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security or currency sold short and to changes in the value of securities or currencies purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If a request for return of borrowed securities occurs at a time when other short sellers of the securities are receiving similar requests, a “short squeeze” can occur, and the fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the security lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund's investment strategies.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund's maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

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Short-Term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

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Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “-Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be

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calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the fund.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations to the counterparty. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

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A protection buyer may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap are generally required to post collateral to each other. If the fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may purchase and write (sell) put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “-Options on Securities.”

Many over-the-counter derivatives (including many swaps) are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the fund’s NAV.

Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, a territory or possession of the United States, the District of Columbia, Puerto Rico, Guam and their political subdivisions (for example, counties, cities, towns, villages, districts and authorities), agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include to refund of outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities in anticipation of the receipt of revenue or the issuance of other obligations.

Tax-exempt Securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Tax-exempt Securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, payment-in-kind and step-coupon securities and may be privately placed or publicly offered.

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Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects of privately-owned entities, such as privately - operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “-Zero-coupon and Payment-in-kind Bonds,” “-Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

Even though Tax-exempt Securities are interest-bearing investments that promise a stable flow of income, their prices are generally inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Tax-exempt Securities with longer remaining maturities typically fluctuate more than those of similarly rated Tax-exempt Securities with shorter remaining maturities. The values of Tax-exempt Securities also may be affected by changes in their actual or perceived credit quality. The credit quality of Tax-exempt Securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers. In addition, Tax-exempt Securities may be harder to value than securities issued by corporations that are publicly traded.

The secondary market for some Tax-exempt Securities issued within a state (including issues that are privately placed with the fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the Tax-exempt Securities in which the fund may invest. The market for Tax-exempt Securities rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

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Tax-exempt Securities Issued by the Commonwealth of Puerto Rico. Tax-exempt Securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has recently experienced (and may in the future experience) significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the fund’s investments in Puerto Rico Tax-Exempt Securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the fund’s investments in Puerto Rico Tax-exempt Securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed. Proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of a Fund’s investments in Puerto Rico municipal securities. These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the fund nonetheless still subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Tender option bonds. The fund may invest in tender option bonds (“TOBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a TOB. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the TOB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of TOBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. TOBs are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying bond. Generally, coupon income on TOBs will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of periodic payments by tobacco companies made under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share in settlement of certain smoking-related litigation. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, the spread of local ordinances restricting smoking in public places, and increases in the use of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products, and smokeless tobacco).

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may

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also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment is a right acquired by the fund to sell up to the principal amount of such Tax-exempt Securities back to the seller or a third party (typically an institution such as a bank or broker-dealer) at an agreed-upon price or yield within specified periods prior to their maturity dates. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments when determining the fund’s net asset value. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-exempt Securities of the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “-Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

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Municipal leases may be subject to greater risks than general obligation or revenue bonds. Although lease obligations do not constitute general obligations of the municipality, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult. If a municipality does not fulfill its payment obligation, it may be difficult to sell the lease obligation and the proceeds of a sale may not cover the fund’s loss.

In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds. Moreover, such leases may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the fund’s original investment.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal bonds in the same manner.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. However, a fund may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. In implementing temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. When the fund takes temporary defensive positions, the fund may miss out on investment opportunities, and the fund may not achieve its investment objective. In addition, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

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Warrants

The fund may invest in or acquire warrants, which are instruments that give the fund the right (but not the obligation) to purchase certain securities from an issuer at a specific price (the “strike price”) until a stated expiration date. The purchase of warrants involves the risk that the effective price paid for the warrant added to the strike price of the underlying security may exceed the value of the security’s market price, such as when there is no movement in the level of the underlying security. Also, the strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

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The market for zero-coupon and payment-in-kind bonds may be limited, making it difficult for the fund to value them or dispose of its holdings quickly at an acceptable price.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam Funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally,

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stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, certain corporations are no longer subject to the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s

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basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

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Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a

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share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

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If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

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Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related

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dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or

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business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	103	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	103	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a director of publicly traded companies Buckeye Partners, LP, UNS Energy Corporation, CVR Energy Company and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	103	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	103	Director of Yale-NUS College; and Trustee of Yale University.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Kenneth R. Leibler (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018 and Chair since 2018	Vice Chairman Emeritus of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	103	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Jennifer Williams Murphy (Born 1964), Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	103	Previously, a Director of Western Asset Mortgage Capital Corporation.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee

Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	103	Member of the Investment Committee of the Bush Foundation, a non-profit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

George Putnam III (Born 1951), Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	103

Director of The Boston Family Office, LLC, a registered investment advisor; Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, chief operating officer and global managing director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. board of directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	103	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	103	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

Interested Trustees
*Robert L. Reynolds (Born 1952), Trustee since 2008	President and Chief Executive Officer of Putnam Investments; member of Putnam Investments’ Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors.	103	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman, Board of Directors at the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

3 The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds. As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds and 7 exchange-traded funds. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were elected to the Board of Trustees of Putnam ETF Trust effective as of January 11, 2023. Each Trustee listed in the table above serves as Trustee of each fund in the Putnam funds complex.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and the President of your fund and each of the other funds in the Putnam funds complex.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2022, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, skills and attributes, including diversity of background, experience, and views, that it determines would most benefit the funds in the Putnam funds complex at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the funds in the Putnam funds complex, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Independent Trustees

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

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Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy -- Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai -- Ms. Pillai’s experience as Vice President, Chief Investment Officer, and Treasurer of a global food company, her experience in similar positions at a global engineering company, and her experience in corporate and operational finance roles at a global consumer products company.

George Putnam III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen – Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as director of public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

Officers

The other officers of the fund, in addition to Robert L. Reynolds, the fund’s President, are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management

(2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016

Chief Compliance Officer and Chief Risk Officer, Putnam Investments, and Chief Compliance Officer, Putnam Management (2016 – Present).

Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).

Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Richard T. Kircher (Born 1962) Vice President and BSA Compliance Officer	Since 2019	Assistant Director, Operational Compliance, Putnam Investments and Putnam Retail Management (2015 – Present). Sr. Manager, Operational Compliance, Putnam Investments and Putnam Retail Management (2004-2015).
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Investments and Putnam Management.

Susan G. Malloy (Born 1957) Vice President and Assistant Treasurer	Since 2007	Head of Accounting, Middle Office Services, Putnam Investments and Putnam Management.

Mark C. Trenchard (Born 1962) Vice President	Since 2002	Director of Operational Compliance, Putnam Investments and Putnam Retail Management.
Alan G. McCormack[5] (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Investments.
Martin Lemaire[5] (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Investments (2020 – Present). Risk Analyst, Putnam Investments (2016 – 2020).
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1The address of each Officer is 100 Federal Street, Boston, MA 02110.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

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4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund and Putnam Money Market Fund.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls

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employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, the performance of each fund’s internal audit function, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence, and the review of Putnam Management’s oversight of the funds’ significant other service providers (unless another committee, or the Board, has this responsibility). The Committee also oversees all dividends and distributions by the funds by making recommendations to the Trustees regarding the amount and timing of dividends and distributions paid by the funds, and determining such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Domotorffy, Murphy, and Pillai.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees Putnam Management’s voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees. The current members are Ms. Baumann (Chair), Dr. Hill, and Messrs. Leibler and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Ahamed (Chair), Leibler and Putnam, and Mses. Baumann and Sutphen.

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Contract Committee. The Contract Committee reviews and evaluates arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide certain material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Putnam (Chair), Ahamed and Leibler, and Mses. Baumann and Sutphen.

Exchange-Traded Fund Committee. The Exchange-Traded Fund Committee is responsible for assisting the Trustees in their oversight of the funds that are ETFs. The Committee reviews matters arising from time to time relating to the ETFs that are not otherwise within the general subject matter purview of another committee, including, but not limited to: (i) service provider relationships that are specific to the ETFs, (ii) business, industry, legal, and regulatory matters that are specific to the ETFs, (iii) proposals relating to new ETFs, and (iii) transactions involving ETFs. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The current members are Messrs. Ahamed (Chair) and Leibler, Dr. Hill, and Mses. Domotorffy, Murphy, and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. The current members of Investment Oversight Committee A are Mses. Domotorffy (Chair), Murphy and Sutphen, and Messrs. Ahamed, Reynolds, and Singh, and the current members of Investment Oversight Committee B are Dr. Hill (Chair), Messrs. Leibler and Putnam, and Mses. Baumann and Pillai.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the funds in the Putnam funds complex and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by the fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Domotorffy, Murphy, and Pillai.

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Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes

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brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Retirement Advantage Funds, Putnam Sustainable Retirement Funds, Putnam Ultra Short MAC Series, and Putnam Short Term Investment Fund: As of July 1, 2023, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2024 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other funds in the Putnam funds complex, each of which bears an allocated share of the foregoing costs, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

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The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam

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Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

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• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

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“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services

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from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

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For those funds sub-advised by PIL and where PIL places trades on behalf of those funds, the rules of the United Kingdom’s Financial Conduct Authority (the “FCA Rules”) apply with respect to the receipt of investment research. Under the FCA Rules, PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e., from its own resources) to acquire external research used by London-based personnel, including fixed income personnel, except with respect to Minor Non-Monetary Benefits.

Minor Non-Monetary Benefits include, among other categories:

•	Research from independent research providers who are not engaged in execution services and are not part of a financial services group that offers execution or brokerage services;

•	Research on listed and unlisted small and medium-sized enterprises with a market capitalization below £200 million;

•	Research focusing on fixed income, currency, and commodity investment strategies; and

•	Written research that is openly available to other firms or to the general public.

PIL may use soft dollar commissions generated by trades of Putnam Management and other Putnam affiliates other than PIL to obtain research received by employees of PIL that qualify as a Minor Non-Monetary Benefit.

Principal Underwriter

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam Funds (other than Putnam Multi-Asset Income Fund, which does not have a principal underwriter). Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

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The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at 100 Federal Street, Boston, MA 02110, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

For all funds other than the Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam Retirement Advantage Funds, the fees paid to Putnam Investor Services with respect to class A, class C, class R, class R3, class R4, class R5, class R6 and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to each such class of shares.

For the Putnam Sustainable Retirement Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

As of July 1, 2023, except with respect to Putnam Ultra Short MAC Series, Sustainable Retirement Funds and the Putnam Retirement Advantage Funds, Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2024, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

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Other than for the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

For all funds other than the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the Putnam Ultra Short MAC Series, no fee will be paid to Putnam Investor Services for investor-servicing related services.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July,

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Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

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Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account that is applicable for funds other than Putnam Ultra Short MAC Series. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam Funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Each fund (other than Putnam Ultra Short MAC Series) pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

For each fund other than Putnam Ultra Short MAC Series, an investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Investor Services receives a Reinstatement Certificate or equivalent instructions which identify a specific redemption eligible for the reinstatement privilege. Putnam Investor Services may, in its discretion, accept such Certificate or equivalent instructions within 30 days following confirmation of an investment that qualifies for the reinstatement privilege. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight -year

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period for conversion to class A shares. Reinstatements into class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 for shares of the same class of a different Putnam fund between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges between accounts in different Putnam funds with identical registrations that are in the same class of shares promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam Funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Ultra Short Duration Income Fund into another Putnam Fund may be subject to an initial sales charge. Class A shares of a Putnam Fund may be exchanged for class N shares of other Putnam Funds, if available. Class N shares of a Putnam Fund may be exchanged for class A shares of other Putnam Funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Except as set forth below, exchanges between share classes of the same Putnam fund are not allowed.

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Class A shareholders who are eligible to purchase class I (Putnam Mortgage Opportunities Fund only), class N, class R5, class R6 or class Y shares may exchange their class A shares for class I, class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

Class I shareholders of Putnam Mortgage Opportunities Fund who are eligible to purchase class A, class R6 or class Y shares may exchange their class I shares for class A, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R6 shares, are available through the relevant retirement plan, advisory program or platform.

Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R3, class R4, class R5 or class R6 shares may exchange their class R shares for class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, R4 and R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R3 shareholders who are eligible to purchase class R, class R4, class R5 or class R6 shares may exchange their class R3 shares for class R, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R4 shareholders who are eligible to purchase class R, class R3, class R5 or class R6 shares may exchange their class R4 shares for class R, class R3, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class R, class R3, class R4 or class R6 shares may exchange their class R5 shares for class R, class R3, class R4 or class R6 of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

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Class R6 shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class R, class R3, class R4, class R5 or class Y shares may exchange their class R6 shares for class A, class I, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class C, class N, class R3, class R4, class R5 or class R6 shares may exchange their class Y shares for class A, class I, class C, class N, class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, class R4 and class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

For each fund other than Putnam Ultra Short MAC Series, shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam Fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam Funds are not available to residents of all states.

Shareholders of other Putnam Funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below, which apply to each fund other than Putnam Ultra Short MAC Series, are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

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Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam Funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing

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agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, Putnam Ultra Short Duration Income Fund, Putnam Ultra Short MAC Series and Putnam Short Duration Bond Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, within a specified period of time. If Putnam Management’s Compliance Department determines that an investor is engaging in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

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DERIVATIVE ACTIONS

The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing or maintaining any court action, proceeding or claim on behalf of a fund, a shareholder must first make a demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the fund or, alternatively in their sole discretion, may submit the matter to a vote of fund shareholders. Any such determination made by the Trustees in good faith shall be binding on all fund shareholders. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust, which is on file with the SEC.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other funds in the Putnam funds complex that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

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Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	No later than 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	Last business day of the month after the end of each month. Approximately 15 days after the end of each month.

For Putnam Ultra Short Duration Income Fund and Putnam Ultra Short MAC Series, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	On or after 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Large Cap Value Fund, Putnam Emerging Markets Equity Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam International Value Fund, Putnam Core Equity Fund, Putnam Small Cap Growth Fund, George Putnam Balanced Fund, Putnam Focused International Equity Fund, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, and Putnam Sustainable Leaders Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the end of each calendar quarter.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

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Information (1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the end of each month.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

(1)	Putnam mutual funds that are not currently offered to the general public (such as Putnam Short Term Investment Fund, Putnam Dynamic Asset Allocation Equity Fund, and Putnam Multi-Asset Income Fund) do not post portfolio holdings on the Putnam Investments website, except to the extent required by applicable regulations. Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds invest solely in other funds in the Putnam funds complex. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited, FinDox) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

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The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

In addition, Putnam Management offers model separately managed account portfolios to sponsoring broker-dealers that in turn offer those portfolios to their customers. Putnam Management also provides investment advisory services to retail separately managed account clients through managed account programs sponsored by broker-dealers and other financial intermediaries (together, “SMAs”). The SMA portfolios may follow investment programs that are similar or identical in material respects to those of specific Putnam funds or other client accounts and, as a result, there may be substantial overlap between the securities holdings and transactions of an SMA portfolio and those of any similarly managed funds or accounts. When Putnam Management makes changes to an SMA portfolio, it communicates those changes to sponsoring broker-dealers, and these communications include certain non-public portfolio holdings information and trading instructions. Putnam Management typically provides these changes to sponsoring broker-dealers at the same time that it instructs its trading desk to place trades to effect the same changes for any similarly managed funds or accounts. As a result, it is possible that a broker-dealer offering an SMA portfolio to its clients, or the clients themselves, may be able to infer the portfolio holdings of any Putnam fund or client account that is managed similarly to the SMA portfolio and may use this information for their own benefit, which could negatively impact the fund’s or client account’s ability to execute purchase and sale transactions or the price at which those transactions may be executed. To protect against these risks, Putnam Management’s agreements with broker-dealers sponsoring SMA portfolios contain confidentiality provisions aimed at preventing the misuse of non-public portfolio holdings information. Furthermore, while Putnam Management typically provides sponsoring broker-dealers with trading instructions for SMA portfolios on a real-time basis, Putnam Management only releases full SMA portfolio holdings to current and prospective sponsoring broker-dealers in accordance with the portfolio holdings release schedule used for its funds.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to

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prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures. Putnam Management has retained an independent proxy voting service to assist in vote analysis, implementation, recordkeeping and reporting services. The proxy voting guidelines summarize Putnam Management’s positions on various issues of concern to investors and provide direction to the proxy voting service as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of Putnam Management personnel and the proxy voting service in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management, and describe the procedures for handling potential conflicts of interest. Putnam Management’s proxy voting guidelines and procedures are included in this SAI as Appendix A. The Trustees will review the funds’ proxy voting from time to time and will review annually Putnam Management’s proxy voting guidelines and procedures. Information regarding how the funds’ proxies relating to portfolio securities were voted during the 12-month period ended June 30, 2022 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain Putnam Management’s proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

VOTING PROXIES OF UNDERLYING FUNDS OF A FUND OF FUNDS

When a Putnam Fund (a “fund-of-funds”) invests in an underlying fund in the Putnam funds complex (an “underlying fund”), the fund-of-funds will generally vote any proxies of the underlying fund in a manner consistent with the recommendation of the Trustees of the underlying fund. A fund-of-funds does not intend to vote proxies of the underlying fund in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”) or to “pass-through” proxy voting to the fund-of-funds’ shareholders unless otherwise required by applicable law or regulations.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

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Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also

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will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
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c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

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RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations, typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

January 27, 2023

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.

1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

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Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Investment Division and the Sustainability Strategy group. The heads of the Investment Division appoint the members of the Proxy Committee from the Investment Division. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Voting Team. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
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6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.
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2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

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Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with representatives of the Investment Division as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including from the Investment Division and Sustainability Strategy group. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division or Sustainability Strategy Group may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client
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accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. The Proxy Voting Team will provide the information contained in each Conflict of Interest Disclosure Form to The Office of the Trustees of The Putnam Funds prior to the submission of any related vote.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
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All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

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Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

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A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

➢	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

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➢	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

➢	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
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•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

➢	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

➢	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

➢	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
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Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

➢	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

➢	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

➢	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

➢	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

➢	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

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Ratification of Auditors

➢	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.

➢	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
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➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

➢	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

➢	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

➢	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.
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•	Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

➢	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

➢	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to

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executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
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➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

➢	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

➢	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

➢	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size
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or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

➢	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

➢	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

➢	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

➢	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

➢	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

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➢	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

➢	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

➢	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

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➢	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

➢	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting
o	including time guidelines for shareholder questions
o	rules around what types of questions are allowed
o	and rules for how questions and comments will be recognized and disclosed to meeting participants
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o	the manner in which appropriate questions received during the meeting will be addressed by the board
•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and
•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

Putnam may vote against proposals that do not meet these criteria.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

➢	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

➢	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

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➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer
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group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

➢	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

➢	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

➢	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)
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Putnam will vote on a case-by-case basis on approving such compensation arrangements.

➢	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

➢	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

➢	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

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Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

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➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

➢	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

➢	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

➢	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany),
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authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

➢	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

➢	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

➢	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

➢	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

➢	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

➢	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

➢	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
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➢	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;
•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)
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➢	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

Matters Relating to Board of Directors

Uncontested Board Elections

Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

➢	Putnam will vote against the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

➢	Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia

➢	Putnam will vote against the entire board of directors if

~~•~~	fewer than a majority of the directors are independent, or

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•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

Brazil

➢	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

➢	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

➢	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

➢	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

➢	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

➢	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

➢	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.
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Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)

➢	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany

➢	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢	Putnam will vote against the Supervisory Board if
o	the board has not established an audit committee comprising an Independent chair.
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o	the audit committee chair serves as board chair.
o	the board contains more than two former management board members.
➢	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

➢	Putnam’s guidelines regarding board Nominating Committees will not apply

➢	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

➢	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

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➢	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

➢	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

➢	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

➢	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

➢	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

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➢	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)

➢	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

•	REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

➢	Putnam will generally vote for the election of Executive Director
➢	Putnam will generally vote for the election of Supervisory Directors

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Commentary:

Definition of outside director and independent director:

•	The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.)

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and may consider other business relationships that would affect the independence of an outside director.

➢	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

Malaysia

➢	Putnam will vote against the entire board of directors if:
•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets – Finland, Norway, Sweden

➢	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)
•	An executive director is a member of the board. (Norway)

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Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•	The audit committee is not majority independent. (Norway)

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•	The remuneration committee is not majority independent of the company. (Finland)
•	The remuneration committee does not consist fully of non-executive directors. (Finland)
•	The remuneration committee is not fully independent of management (Norway)
•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•	An executive is a member of the nomination committee. (Finland)

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)
•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•	The external committee does not meet best practice based on Glass Lewis analysis. (Finland)
•	The external committee is not majority independent of the board and management. (Norway)
•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•	There is insufficient disclosure provided for new nominees (Norway)
•	An executive is a member of the committee. (Norway)
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Russia

➢	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore

➢	Putnam will vote against from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior

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employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

➢	Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

All other jurisdictions

➢	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
o	Putnam will vote against the entire board of directors if
➢	fewer than a majority of the directors are independent directors, or
➢	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

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Additional Commentary regarding all Non-US jurisdictions:

Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

➢	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
➢	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

➢	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

➢	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

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➢	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

➢	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

➢	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

➢	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

August 30, 2023	II-175

➢	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

➢	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

➢	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

➢	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

August 30, 2023	II-176

➢	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢	Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢	Putnam will vote for proposals to abolish the retirement bonus system

➢	Putnam will vote for board-approved director/officer indemnification proposals

➢	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

August 30, 2023	II-177

➢	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

➢	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
August 30, 2023	II-178

➢	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

➢	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

➢	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

August 30, 2023	II-179

Taiwan

➢	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

➢	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢	Putnam will vote for proposals renewing partial takeover provisions.

➢	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

➢	Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.
August 30, 2023	II-180

Exhibit B to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:____________________________________________

2.	Date of Meeting: ___________________________________________

3.	Referral Item(s): ____________________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________
a.	_____________________________________________________________

5.	Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

__ _________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

August 30, 2023	II-181

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name: _______________________

2.	Date of Meeting: _______________________

3.	Referral Item(s): ___________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None___________________________

5.	Describe procedures used to address any conflict of interest: N/A_________

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

None________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

August 30, 2023	II-182

Appendix B

August 30, 2023	II-183

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Equity Fund 15

The fund’s portfolio 5/31/23

COMMON STOCKS (87.2%)*	Shares	Value
Advertising and marketing services (0.1%)
Trade Desk, Inc. (The) Class A †	117	$8,199
		8,199
Aerospace and defense (0.9%)
Axon Enterprise, Inc. †	9	1,736
BAE Systems PLC (United Kingdom)	1,151	13,335
Boeing Co. (The) †	18	3,703
Dassault Aviation SA (France)	18	3,046
General Dynamics Corp.	18	3,675
HEICO Corp.	23	3,555
Lockheed Martin Corp.	6	2,664
Northrop Grumman Corp.	39	16,984
Raytheon Technologies Corp.	225	20,732
TransDigm Group, Inc.	25	19,342
		88,772
Agriculture (0.4%)
Archer-Daniels-Midland Co.	53	3,744
Corteva, Inc.	683	36,534
		40,278
Airlines (0.4%)
Copa Holdings SA Class A (Panama)	133	13,973
Delta Air Lines, Inc. †	115	4,178
Deutsche Lufthansa AG (Germany) †	319	3,123
Qantas Airways, Ltd. (voting rights) (Australia) †	1,687	7,283
Southwest Airlines Co.	337	10,066
		38,623
Automotive (1.7%)
BYD Co., Ltd. Class H (China)	500	15,076
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany) †	20	2,483
Ford Motor Co.	315	3,780
General Motors Co.	1,128	36,559
Genuine Parts Co.	20	2,979
Kia Corp. (South Korea)	130	8,408
Porsche Automobil Holding SE (Preference) (Germany) †	35	1,940
Stellantis NV (Italy)	774	11,837
Tesla, Inc. †	285	58,120
United Rentals, Inc.	37	12,350
Volkswagen AG (Preference) (Germany)	85	10,603
		164,135
Banking (4.6%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	4,014	10,926
Alinma Bank (Saudi Arabia)	1,624	14,132
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,414	9,380
Bank Central Asia Tbk PT (Indonesia)	18,800	11,328
Bank Leumi Le-Israel BM (Israel)	1,052	7,381
Bank Mandiri Persero Tbk PT (Indonesia)	41,500	13,962
Bank of America Corp.	898	24,955
Bank of Ireland Group PLC (Ireland)	533	5,036
Bank of New York Mellon Corp. (The)	99	3,980

16 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Banking cont.
Barclays PLC (United Kingdom)	2,182	$4,140
Citigroup, Inc.	1,301	57,661
Columbia Banking System, Inc.	108	2,163
DBS Group Holdings, Ltd. (Singapore)	500	11,144
DNB Bank ASA (Norway)	49	823
East West Bancorp, Inc.	78	3,732
Fifth Third Bancorp	155	3,762
Grupo Financiero Banorte SAB de CV Class O (Mexico)	3,040	24,428
ICICI Bank, Ltd. (India)	4,307	49,340
Israel Discount Bank, Ltd. Class A (Israel)	712	3,432
JPMorgan Chase & Co.	572	77,626
KeyCorp	129	1,205
Lloyds Banking Group PLC (United Kingdom)	23,583	13,016
Mizrahi Tefahot Bank, Ltd. (Israel)	115	3,692
National Australia Bank, Ltd. (Australia)	735	12,369
Nordea Bank ABP (Finland)	845	8,379
PNC Financial Services Group, Inc. (The)	126	14,595
State Street Corp.	88	5,986
UBS Group AG (Switzerland)	754	14,394
Wells Fargo & Co.	761	30,295
Wintrust Financial Corp.	32	2,034
		445,296
Beverage (1.3%)
Carlsberg A/S Class B (Denmark)	11	1,661
Coca-Cola Co. (The)	1,348	80,421
Coca-Cola HBC AG (Italy)	229	6,812
Diageo PLC (United Kingdom)	199	8,274
Keurig Dr Pepper, Inc.	556	17,303
PepsiCo, Inc.	71	12,947
		127,418
Biotechnology (1.0%)
Amgen, Inc.	18	3,972
Exelixis, Inc. †	231	4,454
Illumina, Inc. †	11	2,163
Incyte Corp. †	65	4,001
Regeneron Pharmaceuticals, Inc. †	42	30,893
Vertex Pharmaceuticals, Inc. †	161	52,095
		97,578
Broadcasting (—%)
Warner Bros Discovery, Inc. †	305	3,440
		3,440
Building materials (—%)
Owens Corning	42	4,466
		4,466
Cable television (0.3%)
Charter Communications, Inc. Class A †	33	10,763
Comcast Corp. Class A	341	13,419
		24,182

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (87.2%)* cont.	Shares	Value
Chemicals (1.2%)
Ashland Global Holdings, Inc.	42	$3,565
CF Industries Holdings, Inc.	248	15,254
Dow, Inc.	78	3,805
DuPont de Nemours, Inc.	193	12,968
Eastman Chemical Co.	104	8,017
Element Solutions, Inc.	216	3,873
Hansol Chemical Co., Ltd. (South Korea)	51	8,902
OCI NV (Netherlands)	112	2,490
Olin Corp.	73	3,454
PPG Industries, Inc.	128	16,805
Sherwin-Williams Co. (The)	81	18,450
Shin-Etsu Chemical Co., Ltd. (Japan)	500	15,408
Yara International ASA (Norway)	112	4,180
		117,171
Commercial and consumer services (2.4%)
ADT, Inc.	601	3,420
Automatic Data Processing, Inc.	19	3,971
Booking Holdings, Inc. †	31	77,771
Booz Allen Hamilton Holding Corp.	42	4,224
Centre Testing International Group Co., Ltd. Class A (China)	3,102	8,139
Cintas Corp.	27	12,748
CoStar Group, Inc. †	168	13,340
Expedia Group, Inc. †	55	5,264
Gartner, Inc. †	49	16,801
Global Payments, Inc.	37	3,615
Jardine Matheson Holdings, Ltd. (Hong Kong)	100	4,803
Mastercard, Inc. Class A	162	59,133
PayPal Holdings, Inc. †	139	8,617
Toast, Inc. Class A †	226	4,739
WEX, Inc. †	23	3,815
		230,400
Communications equipment (—%)
Motorola Solutions, Inc.	13	3,665
		3,665
Computers (7.0%)
Accton Technology Corp. (Taiwan)	2,000	22,871
Apple, Inc.	2,761	489,387
Cisco Systems, Inc./Delaware	808	40,133
Dropbox, Inc. Class A †	171	3,936
Fortinet, Inc. †	70	4,783
Fujitsu, Ltd. (Japan)	100	12,671
MongoDB, Inc. †	23	6,757
MSCI, Inc.	36	16,939
NetApp, Inc.	65	4,313
Pure Storage, Inc. Class A †	169	4,866
RingCentral, Inc. Class A †	156	5,413
Smartsheet, Inc. Class A †	141	6,991
Snowflake, Inc. Class A †	27	4,465
Synopsys, Inc. †	134	60,965
		684,490

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Conglomerates (0.6%)
AMETEK, Inc.	213	$30,900
General Electric Co.	43	4,366
Marubeni Corp. (Japan)	900	12,810
Mitsui & Co., Ltd. (Japan)	400	12,565
		60,641
Construction (0.9%)
Builders FirstSource, Inc. †	318	36,872
Compagnie de Saint-Gobain (France)	224	12,498
CRH PLC (Ireland)	522	24,803
Eiffage SA (France)	58	6,212
Holcim AG (Switzerland)	60	3,707
TopBuild Corp. †	30	6,050
		90,142
Consumer (0.5%)
LVMH Moet Hennessy Louis Vuitton SA (France)	46	40,149
Pandora A/S (Denmark)	72	5,752
		45,901
Consumer finance (1.0%)
American Express Co.	43	6,818
Capital One Financial Corp.	233	24,281
Discover Financial Services	247	25,377
SLM Corp.	305	4,654
Synchrony Financial	123	3,808
Visa, Inc. Class A	155	34,260
		99,198
Consumer goods (1.4%)
Colgate-Palmolive Co.	51	3,793
Estee Lauder Cos., Inc. (The) Class A	65	11,961
Kenvue, Inc. †	248	6,222
L’Oreal SA (France)	42	17,945
Procter & Gamble Co. (The)	590	84,075
Ulta Beauty, Inc. †	5	2,049
Unilever PLC (United Kingdom)	292	14,660
		140,705
Consumer services (0.8%)
Airbnb, Inc. Class A †	36	3,952
DoorDash, Inc. Class A †	66	4,309
MercadoLibre, Inc. (Brazil) †	11	13,629
PDD Holdings, Inc. ADR (China) †	134	8,753
Uber Technologies, Inc. †	1,156	43,847
		74,490
Containers (0.1%)
Ball Corp.	147	7,521
Berry Global Group, Inc.	69	3,947
		11,468
Distribution (—%)
ITOCHU Corp. (Japan)	100	3,375
		3,375

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (87.2%)* cont.	Shares	Value
Electric utilities (1.6%)
AES Corp. (The)	177	$3,494
Ameren Corp.	195	15,809
American Electric Power Co., Inc.	44	3,657
Constellation Energy Corp.	417	35,036
Dominion Energy, Inc.	74	3,721
DTE Energy Co.	37	3,981
Duke Energy Corp.	39	3,482
E.ON SE (Germany)	1,082	13,082
Edison International	53	3,579
Enel SpA (Italy)	1,925	12,073
Eversource Energy	52	3,600
Exelon Corp.	429	17,010
FirstEnergy Corp.	107	4,001
NextEra Energy, Inc.	53	3,893
PPL Corp.	64	1,677
Public Service Enterprise Group, Inc.	65	3,884
RWE AG (Germany)	282	11,792
Southern Co. (The)	54	3,767
WEC Energy Group, Inc.	42	3,669
Xcel Energy, Inc.	52	3,395
		154,602
Electrical equipment (0.9%)
Allegion PLC (Ireland)	37	3,875
ASSA ABLOY AB Class B (Sweden)	124	2,756
Emerson Electric Co.	44	3,418
Fortive Corp.	355	23,114
Honeywell International, Inc.	88	16,860
KEI Industries, Ltd. (India)	585	14,081
Legrand SA (France)	137	12,683
Prysmian SpA (Italy)	255	9,490
WESCO International, Inc. †	39	5,358
		91,635
Electronics (5.7%)
Advanced Micro Devices, Inc. †	306	36,172
Agilent Technologies, Inc.	19	2,198
Broadcom, Inc.	75	60,597
E Ink Holdings, Inc. (Taiwan)	1,000	6,709
Hamamatsu Photonics KK (Japan)	100	5,077
Hoya Corp. (Japan)	100	12,548
Keysight Technologies, Inc. †	29	4,692
Lattice Semiconductor Corp. †	52	4,228
nVent Electric PLC (United Kingdom)	223	9,674
NVIDIA Corp.	616	233,052
NXP Semiconductors NV	37	6,627
Qualcomm, Inc.	591	67,025
Samsung Electronics Co., Ltd. (South Korea)	1,074	57,543
Shenzhen Inovance Technology Co., Ltd. Class A (China)	500	4,157
Sinbon Electronics Co., Ltd. (Taiwan)	1,000	11,711
STMicroelectronics NV (France)	256	11,092

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Electronics cont.
TDK Corp. (Japan)	300	$11,436
Thales SA (France)	63	8,779
Trimble Inc. †	43	2,007
Vontier Corp.	244	7,232
		562,556
Energy (oil field) (—%)
Schlumberger, Ltd.	88	3,769
		3,769
Energy (other) (—%)
Enphase Energy, Inc. †	25	4,347
		4,347
Engineering and construction (0.1%)
Jacobs Solutions, Inc.	119	13,042
		13,042
Entertainment (0.2%)
Dolby Laboratories, Inc. Class A	51	4,209
Live Nation Entertainment, Inc. †	133	10,632
		14,841
Environmental (—%)
Tetra Tech, Inc.	32	4,399
		4,399
Financial (0.9%)
3i Group PLC (United Kingdom)	580	14,194
Apollo Global Management, Inc.	420	28,077
B3 SA — Brasil Bolsa Balcao (Brazil)	3,000	7,877
Carlyle Group, Inc. (The)	147	4,029
Eurazeo SE (France)	20	1,370
Intercontinental Exchange, Inc.	37	3,920
Jefferies Financial Group, Inc.	380	11,427
Julius Baer Group, Ltd. (Switzerland)	141	8,651
MGIC Investment Corp.	399	6,033
Nasdaq, Inc.	75	4,151
		89,729
Food (1.2%)
Albertsons Cos., Inc. Class A	196	3,991
China Mengniu Dairy Co., Ltd. (China)	3,000	11,622
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	6,039
Coles Group, Ltd. (Australia)	594	6,945
Conagra Brands, Inc.	97	3,382
Dino Polska SA (Poland) †	114	11,210
Hershey Co. (The)	93	24,152
Kesko Oyj Class B (Finland)	127	2,402
Mondelez International, Inc. Class A	57	4,184
Nestle SA (Switzerland)	104	12,342
Shoprite Holdings, Ltd. (South Africa)	785	7,774
Sodexo SA (France)	38	4,111
Sumber Alfaria Trijaya Tbk PT (Indonesia)	46,700	8,221
WH Group, Ltd. (Hong Kong)	6,000	3,128
Yakult Honsha Co., Ltd. (Japan)	100	6,483
		115,986

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (87.2%)* cont.	Shares	Value
Forest products and packaging (0.2%)
Sealed Air Corp.	98	$3,709
WestRock Co.	123	3,445
Weyerhaeuser Co. R	292	8,369
		15,523
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	479	11,551
Boyd Gaming Corp.	68	4,334
La Francaise des Jeux SAEM (France)	44	1,699
		17,584
Health care services (3.1%)
Apollo Hospitals Enterprise, Ltd. (India)	156	8,731
Bio-Rad Laboratories, Inc. Class A †	13	4,854
bioMerieux (France)	23	2,313
Cardinal Health, Inc.	342	28,147
Cigna Corp.	121	29,937
CVS Health Corp.	594	40,410
Elevance Health, Inc.	77	34,482
HCA Healthcare, Inc.	74	19,550
Humana, Inc.	31	15,558
IQVIA Holdings, Inc. †	60	11,814
Max Healthcare Institute, Ltd. (India) †	2,357	15,644
McKesson Corp.	75	29,313
Molina Healthcare, Inc. †	9	2,465
Teladoc Health, Inc. †	159	3,681
UnitedHealth Group, Inc.	116	56,520
		303,419
Homebuilding (0.5%)
NVR, Inc. †	2	11,108
PulteGroup, Inc.	440	29,075
Toll Brothers, Inc.	119	8,056
		48,239
Household furniture and appliances (—%)
Rational AG (Germany)	2	1,342
		1,342
Industrial (0.4%)
Carrier Global Corp.	101	4,131
Johnson Controls International PLC	610	36,417
		40,548
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	1,600	15,514
Allianz SE (Germany)	24	5,131
American Financial Group, Inc.	33	3,705
American International Group, Inc.	858	45,328
Assured Guaranty, Ltd.	182	9,419
Aviva PLC (United Kingdom)	1,232	6,081
AXA SA (France)	548	15,607
Berkshire Hathaway, Inc. Class B †	69	22,155
Chubb, Ltd.	21	3,902
Corebridge Financial, Inc.	449	7,462

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Insurance cont.
Equitable Holdings, Inc.	581	$14,258
Gjensidige Forsikring ASA (Norway)	64	1,076
Japan Post Holdings Co., Ltd. (Japan)	1,500	10,594
Marsh & McLennan Cos., Inc.	22	3,810
MetLife, Inc.	499	24,725
NN Group NV (Netherlands)	26	944
Ping An Insurance Group Co. of China, Ltd. Class H (China)	2,500	15,887
Reinsurance Group of America, Inc.	73	10,220
Sampo Oyj Class A (Finland)	239	10,991
Unum Group	85	3,693
W.R. Berkley Corp.	65	3,619
Zurich Insurance Group AG (Switzerland)	11	5,159
		239,280
Investment banking/Brokerage (1.1%)
Affiliated Managers Group, Inc.	29	4,034
Ameriprise Financial, Inc.	68	20,296
Charles Schwab Corp. (The)	331	17,441
Goldman Sachs Group, Inc. (The)	134	43,403
Investor AB Class B (Sweden)	735	14,979
SEI Investments Co.	33	1,867
Virtu Financial, Inc. Class A	250	4,398
		106,418
Lodging/Tourism (0.5%)
H World Group, Ltd. ADR (China) †	353	12,927
Hilton Worldwide Holdings, Inc.	87	11,842
Indian Hotels Co., Ltd. (India)	4,090	19,243
Marriott International, Inc./MD Class A	17	2,852
		46,864
Machinery (0.6%)
Caterpillar, Inc.	46	9,465
Cummins, Inc.	15	3,066
Deere & Co.	11	3,806
Donaldson Co., Inc.	61	3,570
Ingersoll Rand, Inc.	244	13,825
Mitsubishi Heavy Industries, Ltd. (Japan)	200	8,444
Otis Worldwide Corp.	51	4,055
Spirax-Sarco Engineering PLC (United Kingdom)	41	5,584
Vertiv Holdings Co.	267	5,153
		56,968
Manufacturing (0.3%)
Eaton Corp. PLC	23	4,046
GEA Group AG (Germany)	99	4,157
ITT, Inc.	48	3,656
Nordson Corp.	16	3,487
Parker Hannifin Corp.	15	4,807
Textron, Inc.	44	2,722
Valmont Industries, Inc.	24	6,294
		29,169

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (87.2%)* cont.	Shares	Value
Media (1.0%)
FactSet Research Systems, Inc.	11	$4,234
Netflix, Inc. †	202	79,837
Universal Music Group NV (Netherlands)	446	8,833
Walt Disney Co. (The) †	42	3,694
		96,598
Medical technology (2.1%)
Abbott Laboratories	712	72,624
Boston Scientific Corp. †	87	4,479
Danaher Corp.	136	31,229
Edwards Lifesciences Corp. †	53	4,464
GE HealthCare Technologies, Inc.	24	1,908
Hologic, Inc. †	43	3,392
IDEXX Laboratories, Inc. †	15	6,972
Intuitive Surgical, Inc. †	58	17,855
Medtronic PLC	48	3,972
Mettler-Toledo International, Inc. †	3	3,966
Olympus Corp. (Japan)	400	6,062
ResMed, Inc.	17	3,583
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	200	8,458
Sonic Healthcare, Ltd. (Australia)	336	7,680
Sonova Holding AG (Switzerland)	25	6,420
Thermo Fisher Scientific, Inc.	41	20,847
Waters Corp. †	14	3,517
		207,428
Metals (0.9%)
Anglo American PLC (London Exchange) (United Kingdom)	280	7,748
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	237	6,603
BHP Group, Ltd. (ASE Exchange) (Australia)	353	9,686
BHP Group, Ltd. (London Exchange) (Australia)	51	1,409
BlueScope Steel, Ltd. (Australia)	443	5,317
Freeport-McMoRan, Inc. (Indonesia)	691	23,729
Glencore PLC (United Kingdom)	1,473	7,594
Nucor Corp.	30	3,962
Reliance Steel & Aluminum Co.	19	4,459
Rio Tinto PLC (United Kingdom)	131	7,808
South32, Ltd. (Australia)	952	2,426
Steel Dynamics, Inc.	38	3,492
Vale Indonesia Tbk PT (Indonesia)	9,400	3,934
		88,167
Miscellaneous (0.1%)
Hangzhou Tigermed Consulting Co., Ltd. Class H (China)	1,100	8,230
		8,230
Natural gas utilities (0.2%)
China Resources Gas Group, Ltd. (China)	2,600	8,542
National Guel Gas co.	77	3,920
Tokyo Gas Co., Ltd. (Japan)	300	6,385
		18,847

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Oil and gas (3.3%)
APA Corp.	116	$3,686
BP PLC (United Kingdom)	3,030	17,057
Cheniere Energy, Inc.	171	23,901
Chevron Corp.	24	3,615
ConocoPhillips	235	23,336
Equinor ASA (Norway)	359	9,161
Exxon Mobil Corp.	981	100,238
Marathon Oil Corp.	917	20,321
Marathon Petroleum Corp.	263	27,591
OMV AG (Austria)	61	2,723
PetroChina Co., Ltd. Class H (China)	26,000	16,728
Reliance Industries, Ltd. (India)	816	24,339
Repsol SA (Spain)	730	9,943
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	629	17,598
Shell PLC (London Exchange) (United Kingdom)	138	3,827
Valero Energy Corp.	159	17,019
		321,083
Pharmaceuticals (5.1%)
AbbVie, Inc.	194	26,765
AstraZeneca PLC (United Kingdom)	229	33,264
AstraZeneca PLC ADR (United Kingdom)	285	20,828
Becton, Dickinson and Co.	15	3,626
Bristol-Myers Squibb Co.	496	31,962
Dexcom, Inc. †	118	13,837
Eli Lilly and Co.	283	121,538
GlaxoSmithKline PLC (United Kingdom)	683	11,465
Ipsen SA (France)	32	3,712
Johnson & Johnson	23	3,566
Lonza Group AG (Switzerland)	11	6,899
Merck & Co., Inc.	863	95,284
Merck KGaA (Germany)	64	11,116
Novartis AG (Switzerland)	284	27,316
Novo Nordisk A/S Class B (Denmark)	193	31,012
Ono Pharmaceutical Co., Ltd. (Japan)	300	5,607
Pfizer, Inc.	563	21,405
Roche Holding AG (Switzerland)	62	19,645
Sanofi (France) †	98	9,954
Sun Pharmaceutical Industries, Ltd. (India)	253	2,982
Viatris, Inc.	219	2,004
		503,787
Power producers (0.3%)
NRG Energy, Inc.	511	17,267
Vistra Corp.	626	15,005
		32,272
Publishing (0.1%)
New York Times Co. (The) Class A	105	3,719
Wolters Kluwer NV (Netherlands)	17	1,942
		5,661

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (87.2%)* cont.	Shares	Value
Railroads (0.4%)
Canadian Pacific Kansas City, Ltd. (Canada)	138	$10,516
CSX Corp.	948	29,075
Union Pacific Corp.	19	3,658
		43,249
Real estate (1.4%)
Apartment Income REIT Corp. R	112	3,885
AvalonBay Communities, Inc. R	23	4,002
Brixmor Property Group, Inc. R	330	6,610
Camden Property Trust R	36	3,761
CK Asset Holdings, Ltd. (Hong Kong)	1,142	6,147
Equity Lifestyle Properties, Inc. R	58	3,664
Equity Residential R	67	4,074
First Industrial Realty Trust, Inc. R	76	3,950
Gaming and Leisure Properties, Inc. R	357	17,186
Goodman Group (Australia) R	800	10,224
Healthpeak Properties, Inc. R	645	12,874
Jones Lang LaSalle, Inc. †	29	4,070
Mitsubishi Estate Co., Ltd. (Japan)	900	10,320
National Retail Properties, Inc.	95	4,041
Nomura Real Estate Holdings, Inc. (Japan)	100	2,416
Phoenix Mills, Ltd. (The) (India)	417	7,391
Prologis, Inc. R	35	4,359
Public Storage R	14	3,966
Regency Centers Corp. R	68	3,826
Sekisui Chemical Co., Ltd. (Japan)	100	1,377
Simon Property Group, Inc. R	109	11,461
Vicinity, Ltd. (Australia) R	2,820	3,408
Vornado Realty Trust R	362	4,909
		137,921
Regional Bells (0.3%)
AT&T, Inc.	1,606	25,262
		25,262
Restaurants (0.3%)
Chipotle Mexican Grill, Inc. †	9	18,688
McDonald’s Corp.	17	4,847
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	100	4,113
		27,648
Retail (5.3%)
Amazon.com, Inc. †	1,551	187,020
Arezzo Industria e Comercio SA (Brazil)	500	7,270
AutoZone, Inc. †	17	40,576
Bath & Body Works, Inc.	118	4,158
BJ’s Wholesale Club Holdings, Inc. †	174	10,901
Casey’S General Stores, Inc.	9	2,031
Costco Wholesale Corp.	63	32,228
Home Depot, Inc. (The)	37	10,488
Industria de Diseno Textil SA (Spain)	420	14,082
JD Sports Fashion PLC (United Kingdom)	2,895	5,493
Koninklijke Ahold Delhaize NV (Netherlands)	399	12,678

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Retail cont.
Li Ning Co., Ltd. (China)	1,500	$8,077
Lowe’s Cos., Inc.	21	4,224
Lululemon Athletica, Inc. (Canada) †	57	18,920
Macy’s, Inc.	265	3,601
Moncler SpA (Italy)	93	6,311
Nike, Inc. Class B	210	22,105
O’Reilly Automotive, Inc. †	38	34,326
Tapestry, Inc.	96	3,842
Target Corp.	70	9,165
TJX Cos., Inc. (The)	53	4,070
WalMart de Mexico (Walmex) SAB de CV (Mexico)	5,527	21,025
Walmart, Inc.	360	52,873
		515,464
Semiconductor (1.6%)
Applied Materials, Inc.	161	21,461
ASML Holding NV (Netherlands)	17	12,184
KLA Corp.	15	6,645
Lam Research Corp.	12	7,400
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6,000	108,375
		156,065
Shipping (0.5%)
A.P. Moeller-Maersck A/S Class B (Denmark)	1	1,691
FedEx Corp.	91	19,837
International Container Terminal Services, Inc. (Philippines)	3,770	13,089
Kongsberg Gruppen ASA (Norway)	33	1,322
Nippon Yusen (Japan)	300	6,386
United Parcel Service, Inc. Class B	24	4,008
		46,333
Software (7.3%)
Adobe, Inc. †	97	40,526
Atlassian Corp. Class A †	35	6,328
Autodesk, Inc. †	23	4,586
Cadence Design Systems, Inc. †	384	88,670
Dassault Systemes SE (France)	163	7,154
Intuit, Inc.	56	23,470
Manhattan Associates, Inc. †	23	4,173
Microsoft Corp.	1,268	416,398
Oracle Corp.	480	50,851
ROBLOX Corp. Class A †	123	5,149
Square Enix Holdings Co., Ltd. (Japan)	200	8,953
Tata Consultancy Services, Ltd. (India)	644	25,584
TIS, Inc. (Japan)	200	5,589
Totvs SA (Brazil)	1,681	9,529
Wix.com, Ltd. (Israel) †	128	9,756
Workday, Inc. Class A †	25	5,300
		712,016
Staffing (0.2%)
ManpowerGroup, Inc.	49	3,438
Recruit Holdings Co., Ltd. (Japan)	500	15,336
		18,774

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (87.2%)* cont.	Shares	Value
Technology services (6.9%)
Accenture PLC Class A	108	$33,039
Alibaba Group Holding, Ltd. (China) †	1,877	18,671
Alphabet, Inc. Class A †	1,446	177,670
Alphabet, Inc. Class C †	661	81,548
DocuSign, Inc. †	77	4,343
eBay, Inc.	844	35,904
Fidelity National Information Services, Inc.	365	19,918
GoDaddy, Inc. Class A †	55	4,036
Leidos Holdings, Inc.	190	14,831
Meituan Class B (China) †	1,190	16,688
Meta Platforms, Inc. Class A †	577	152,743
Palo Alto Networks, Inc. †	137	29,234
Persistent Systems, Ltd. (India)	122	7,561
Salesforce, Inc. †	90	20,104
Spotify Technology SA (Sweden) †	38	5,658
Tencent Holdings, Ltd. (China)	1,300	51,525
Zebra Technologies Corp. Class A †	14	3,676
		677,149
Telecommunications (1.0%)
American Tower Corp. R	236	43,528
Crown Castle, Inc. R	34	3,849
Samsung SDI Co., Ltd. (South Korea)	37	19,993
SBA Communications Corp. R	17	3,770
T-Mobile US, Inc. †	163	22,372
Telstra Group, Ltd. (Australia)	3,089	8,755
		102,267
Telephone (0.4%)
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,222	1,530
KDDI Corp. (Japan)	400	12,307
Verizon Communications, Inc.	750	26,723
		40,560
Textiles (0.5%)
Capri Holdings, Ltd. †	100	3,510
Hermes International (France)	8	16,306
PRADA SpA (Italy)	1,700	11,366
Shenzhou International Group Holdings, Ltd. (China)	1,600	12,917
		44,099
Tobacco (0.7%)
British American Tobacco PLC (United Kingdom)	33	1,047
Imperial Brands PLC (United Kingdom)	514	10,861
Philip Morris International, Inc.	609	54,816
		66,724
Toys (0.3%)
Bandai Namco Holdings, Inc. (Japan)	600	14,051
Nintendo Co., Ltd. (Japan)	300	12,723
		26,774
Transportation services (0.2%)
Deutsche Post AG (Germany)	291	13,079
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	462	4,777
		17,856

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Trucks and parts (0.1%)
Allison Transmission Holdings, Inc.	89	$4,210
Aptiv PLC †	41	3,611
LKQ Corp.	76	4,009
		11,830
Waste Management (0.2%)
Republic Services, Inc.	23	3,257
Waste Connections, Inc.	74	10,112
Waste Management, Inc.	26	4,210
		17,579
Total common stocks (cost $5,609,772)		$8,533,936

INVESTMENT COMPANIES (2.3%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	831	$39,539
iShares MSCI India ETF (India) †	200	8,340
iShares MSCI Taiwan ETF (Taiwan)	202	9,332
SPDR S&P 500 ETF Trust	358	149,590
SPDR S&P MidCap 400 ETF Trust	46	20,247
Total investment companies (cost $220,552)		$227,048

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	7	$8,005
Total convertible preferred stocks (cost $7,000)		$8,005

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$261.50	$21,200	$166	$—
Total purchased options outstanding (cost $2,988)				$—

SHORT-TERM INVESTMENTS (11.4%)*		Principal amount/ shares	Value
Interest in $426,813,000 joint tri-party repurchase agreement dated 5/31/2023 with BofA Securities, Inc. due 6/1/2023 — maturity value of $578,081 for an effective yield of 5.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 6.500% and due dates ranging from 5/1/2037 to 6/1/2053, valued at $435,349,261)		$578,001	$578,001
Putnam Short Term Investment Fund Class P 5.21% L	Shares	444,243	444,243
U.S. Treasury Bills 5.324%, 11/16/23 #		100,000	97,566
Total short-term investments (cost $1,119,862)			$1,119,810

TOTAL INVESTMENTS
Total investments (cost $6,960,174)	$9,888,799

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Dynamic Asset Allocation Equity Fund 29

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through May 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,788,386.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $80,942 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.1%	South Korea	1.0%
United Kingdom	2.4	Australia	0.9
China	2.3	Germany	0.8
Japan	2.3	Indonesia	0.6
India	1.9	Italy	0.6
France	1.8	Mexico	0.5
Taiwan	1.6	Other	4.1
Switzerland	1.1	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/23 (aggregate face value $807,248)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	New Taiwan Dollar	Buy	8/16/23	$33,265	$33,336	$(71)
Citibank, N.A.
	Danish Krone	Buy	6/21/23	10,147	10,186	(39)
	Danish Krone	Sell	6/21/23	10,147	10,140	(7)
	Danish Krone	Sell	9/20/23	10,207	10,247	40
	Japanese Yen	Buy	8/16/23	19,709	20,028	(319)
Goldman Sachs International
	Euro	Buy	6/21/23	26,538	26,757	(219)
	Euro	Sell	6/21/23	26,538	26,457	(81)
	Euro	Sell	9/20/23	26,669	26,888	219

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/23 (aggregate face value $807,248) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	8/16/23	$69,517	$71,316	$(1,799)
	Euro	Buy	6/21/23	28,785	29,023	(238)
	Euro	Sell	6/21/23	28,785	29,208	423
	Euro	Sell	9/20/23	28,928	29,165	237
	South African Rand	Buy	7/19/23	27,713	30,430	(2,717)
	Swedish Krona	Buy	6/21/23	2,998	3,109	(111)
	Swedish Krona	Sell	6/21/23	2,998	3,050	52
	Swedish Krona	Buy	9/20/23	3,012	3,064	(52)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/19/23	4,757	4,947	190
	Norwegian Krone	Buy	6/21/23	5,573	5,650	(77)
	Norwegian Krone	Sell	6/21/23	5,573	5,937	364
	Norwegian Krone	Sell	9/20/23	5,595	5,672	77
	Singapore Dollar	Buy	8/16/23	12,160	12,317	(157)
	South Korean Won	Buy	8/16/23	32,362	32,246	116
Morgan Stanley & Co. International PLC
	Euro	Buy	6/21/23	20,545	20,715	(170)
	Euro	Sell	6/21/23	20,545	21,012	467
	Euro	Sell	9/20/23	20,647	20,816	169
	Swiss Franc	Buy	6/21/23	13,095	12,772	323
	Swiss Franc	Sell	6/21/23	13,095	13,170	75
	Swiss Franc	Buy	9/20/23	13,226	13,305	(79)
State Street Bank and Trust Co.
	British Pound	Buy	6/21/23	67,574	67,176	398
	British Pound	Sell	6/21/23	67,574	65,024	(2,550)
	British Pound	Sell	9/20/23	67,657	67,253	(404)
	Chinese Yuan (Offshore)	Buy	8/16/23	25,977	26,647	(670)
	Hong Kong Dollar	Sell	8/16/23	12,834	12,826	(8)
UBS AG
	Canadian Dollar	Sell	7/19/23	12,390	12,529	139
	Thai Baht	Buy	8/16/23	24,300	24,830	(530)
Unrealized appreciation						3,289
Unrealized (depreciation)						(10,298)
Total						$(7,009)
* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 31

FUTURES CONTRACTS OUTSTANDING at 5/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	6	$612,542	$616,020	Jun-23	$13,448
MSCI Emerging Markets Index (Short)	11	527,190	526,240	Jun-23	32
Russell 2000 Index E-Mini (Long)	5	437,413	437,950	Jun-23	(8,705)
S&P 500 Index E-Mini (Long)	2	417,983	419,050	Jun-23	17,358
Unrealized appreciation					30,838
Unrealized (depreciation)					(8,705)
Total					$22,133

WRITTEN OPTIONS OUTSTANDING at 5/31/23 (premiums $2,150)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$281.60	$21,200	$166	$—
Total				$—

32 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$220,556	$130,725	$—
Capital goods	291,834	73,576	—
Communication services	149,686	42,585	—
Conglomerates	35,266	25,375	—
Consumer cyclicals	973,975	255,126	—
Consumer staples	442,987	177,039	—
Energy	227,823	101,376	—
Financials	757,507	360,335	—
Health care	893,932	218,280	—
Miscellaneous	—	8,230	—
Technology	2,369,063	426,878	—
Transportation	100,088	45,973	—
Utilities and power	153,847	51,874	—
Total common stocks	6,616,564	1,917,372	—
Convertible preferred stocks	—	8,005	—
Investment companies	218,708	8,340	—
Purchased options outstanding	—	—	—
Short-term investments	—	1,119,810	—
Totals by level	$6,835,272	$3,053,527	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(7,009)	$—
Futures contracts	22,133	—	—
Written options outstanding	—	—	—
Totals by level	$22,133	$(7,009)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 33

Statement of assets and liabilities 5/31/23

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $6,515,931)	$9,444,556
Affiliated issuers (identified cost $444,243) (Note 5)	444,243
Cash	995
Foreign currency (cost $2,062) (Note 1)	1,992
Dividends, interest and other receivables	21,610
Foreign tax reclaim	30,481
Receivable for shares of the fund sold	22,344
Receivable for investments sold	5,517
Receivable from Manager (Note 2)	57,979
Receivable for variation margin on futures contracts (Note 1)	4,840
Unrealized appreciation on forward currency contracts (Note 1)	3,289
Prepaid assets	10,513
Total assets	10,048,359

LIABILITIES
Payable for investments purchased	74,546
Payable for shares of the fund repurchased	6,096
Payable for custodian fees (Note 2)	64,449
Payable for investor servicing fees (Note 2)	753
Payable for Trustee compensation and expenses (Note 2)	5,569
Payable for administrative services (Note 2)	66
Payable for auditing and tax fees	70,152
Written options outstanding, at value (premiums $2,150) (Note 1)	—
Payable for variation margin on futures contracts (Note 1)	14,119
Unrealized depreciation on forward currency contracts (Note 1)	10,298
Other accrued expenses	13,925
Total liabilities	259,973

Net assets	$9,788,386

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,190,722
Total distributable earnings (Note 1)	2,597,664
Total — Representing net assets applicable to capital shares outstanding	$9,788,386

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($5,107,927 divided by 457,112 shares)	$11.17
Offering price per class A share (100/94.25 of $11.17)*	$11.85
Net asset value, offering price and redemption price per class P share
($4,680,459 divided by 420,141 shares)	$11.14

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/23

INVESTMENT INCOME
Dividends (net of foreign tax of $29,475)	$880,622
Interest (including interest income of $59,973 from investments in affiliated issuers) (Note 5)	232,488
Total investment income	1,113,110

EXPENSES
Compensation of Manager (Note 2)	344,846
Investor servicing fees (Note 2)	6,939
Custodian fees (Note 2)	92,150
Trustee compensation and expenses (Note 2)	3,015
Administrative services (Note 2)	2,202
Auditing and tax fees	83,848
Other	52,978
Fees waived and reimbursed by Manager (Note 2)	(222,065)
Total expenses	363,913
Expense reduction (Note 2)	(132)
Net expenses	363,781

Net investment income	749,329

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign taxes of $1,745) (Notes 1 and 3)	11,677,121
Foreign currency transactions (Note 1)	3,406
Forward currency contracts (Note 1)	(46,506)
Futures contracts (Note 1)	(545,760)
Written options (Note 1)	16,041
Total net realized gain	11,104,302
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of decrease in deferred foreign tax of $4,533)	(11,227,067)
Assets and liabilities in foreign currencies	2,032
Forward currency contracts	(2,572)
Futures contracts	486,371
Written options	2,150
Total change in net unrealized depreciation	(10,739,086)

Net gain on investments	365,216

Net increase in net assets resulting from operations	$1,114,545

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/23	Year ended 5/31/22
Operations
Net investment income	$749,329	$863,801
Net realized gain on investments
and foreign currency transactions	11,104,302	4,808,655
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(10,739,086)	(11,314,568)
Net increase (decrease) in net assets resulting
from operations	1,114,545	(5,642,112)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(195)	(198)
Class P	(920,111)	(755,590)
Net realized short-term gain on investments
Class A	—	(1,594)
Class P	—	(4,403,290)
From net realized long-term gain on investments
Class A	(3,332)	(2,054)
Class P	(11,943,379)	(5,673,987)
From return of capital
Class A	(543)	—
Class P	(1,947,691)	—
Increase (decrease) from capital share transactions (Note 4)	(56,095,521)	17,178,204
Total increase (decrease) in net assets	(69,796,227)	699,379

NET ASSETS
Beginning of year	79,584,613	78,885,234
End of year	$9,788,386	$79,584,613

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 37

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2023	$13.01	.28	.09	.37	(.11)	(1.81)	(.29)	(2.21)	$11.17	3.23	$5,108.70		2.67	67
May 31, 2022	15.86	.13	(.96)	(.83)	(.10)	(1.92)	—	(2.02)	13.01	(6.69)	28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	—	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	—	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	—	(1.61)	11.07	(3.72)	39.86		1.71	115
Class P
May 31, 2023	$12.99	.15	.24	.39	(.14)	(1.81)	(.29)	(2.24)	$11.14	3.45	$4,680.62		1.26	67
May 31, 2022	15.86	.16	(.97)	(.81)	(.14)	(1.92)	—	(2.06)	12.99	(6.61)	79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	—	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	—	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	—	(1.65)	11.09	(3.43)	78,602.62		1.85	115

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2023	0.38%
May 31, 2022	0.29
May 31, 2021	0.35
May 31, 2020	0.32
May 31, 2019	0.28

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 5/31/23

Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through May 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Class PΔ	None	None	None

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

40 Dynamic Asset Allocation Equity Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Equity Fund 41

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $589,560 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

42 Dynamic Asset Allocation Equity Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Equity Fund 43

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, due to a decrease in the fund’s net asset value during the reporting period, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net liability position of $8,307 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from

44 Dynamic Asset Allocation Equity Fund

redesignation of taxable distributions, from partnership income and from straddle loss deferrals substantial overlap. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $30,595 to increase undistributed net investment income, $8 to decrease paid-in capital and $30,587 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,810,404
Unrealized depreciation	(207,547)
Net unrealized appreciation	2,602,857
Cost for federal income tax purposes	$7,301,066

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.592% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $222,065 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund managed by PAC (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Dynamic Asset Allocation Equity Fund 45

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,271
Class P	5,668
Total	$6,939

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $132 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$34,029,313	$96,477,383
U.S. government securities (Long-term)	—	—
Total	$34,029,313	$96,477,383

46 Dynamic Asset Allocation Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales. Beginning in February 2023 the fund was restricted from participating in the interfund trading program.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	454,959	$5,000,002	3	$41
Shares issued in connection with
reinvestment of distributions	362	4,070	261	3,846
	455,321	5,004,072	264	3,887
Shares repurchased	(369)	(4,419)	(30)	(494)
Net increase	454,952	$4,999,653	234	$3,393

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,066,597	$25,271,980	2,692,626	$40,772,128
Shares issued in connection with
reinvestment of distributions	1,322,023	14,811,180	736,429	10,832,866
	3,388,620	40,083,160	3,429,055	51,604,994
Shares repurchased	(9,090,811)	(101,178,334)	(2,277,494)	(34,430,183)
Net increase (decrease)	(5,702,191)	$(61,095,174)	1,151,561	$17,174,811

At the close of the reporting period, Putnam Retirement Advantage Funds owned 47.9% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	456,669	99.90%	$5,100,993

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 5/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$2,600,002	$840,866	$2,996,625	$59,973	$444,243
Total Short-term
investments	$2,600,002	$840,866	$2,996,625	$59,973	$444,243

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Equity Fund 47

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$80
Written equity option contracts (contract amount)	$80
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$3,300,000

48 Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,289	Payables	$10,298
Receivables, Net
	assets — Unrealized		Net assets — Unrealized
Equity contracts	appreciation	30,838*	depreciation	8,705*
Total		$34,127		$19,003

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(46,506)	$(46,506)
Equity contracts	1,716	(5,860)	(545,760)	—	(549,904)
Total	$1,716	$(5,860)	$(545,760)	$(46,506)	$(596,410)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(2,572)	$(2,572)
Equity contracts	(2,077)	(838)	486,371	—	483,456
Total	$(2,077)	$(838)	$486,371	$(2,572)	$480,884

Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$4,840	$—	$—	$—	$—	$—	$—	$—	$4,840
Forward currency contracts#	—	—	40	219	712	747	1,034	398	139	3,289
Repurchase agreements**	—	578,001	—	—	—	—	—	—	—	578,001
Total Assets	$—	$582,841	$40	$219	$712	$747	$1,034	$398	$139	$586,130
Liabilities:
Futures contracts§	—	14,119	—	—	—	—	—	—	—	14,119
Forward currency contracts#	71	—	365	300	4,917	234	249	3,632	530	10,298
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$71	$14,119	$365	$300	$4,917	$234	$249	$3,632	$530	$24,417
Total Financial and Derivative
Net Assets	$(71)	$568,722	$(325)	$(81)	$(4,205)	$513	$785	$(3,234)	$(391)	$561,713
Total collateral received (pledged)†##	$—	$568,722	$—	$—	$—	$—	$—	$—	$—
Net amount	$(71)	$—	$(325)	$(81)	$(4,205)	$513	$785	$(3,234)	$(391)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$589,560	$—	$—	$—	$—	$—	$—	$—	$589,560
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $80,942.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023.

52 Dynamic Asset Allocation Equity Fund

Putnam
Mortgage Opportunities
Fund

Prospectus

9 | 30 | 23

FUND SYMBOLS	CLASS A	CLASS C	CLASS R6	CLASS Y
	PMORX	PMOZX	PMOLX	PMOYX

Fund summary	2
What are the fund’s main investment strategies and related risks?	8
Who oversees and manages the fund?	17
How does the fund price its shares?	18
How do I buy fund shares?	19
How do I sell or exchange fund shares?	27
Policy on excessive short-term trading	30
Distribution plans and payment to dealers	32
Fund distributions and taxes	34
Financial highlights	36
Appendix	40

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Mortgage Opportunities Fund seeks to maximize total return consistent with what Putnam Investment Management, LLC believes to be prudent risk. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 19 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class C	None	1.00%**
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.55%	0.25%	0.27%	1.07%	(0.20)%	0.87%
Class C	0.55%	1.00%	0.27%	1.82%	(0.20)%	1.62%
Class R6	0.55%	—	0.17%	0.72%	(0.20)%	0.52%
Class Y	0.55%	—	0.27%	0.82%	(0.20)%	0.62%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is eliminated after one year.
#	Reflects Putnam Investment Management, LLC’s (“Putnam Management”) contractual obligation to limit certain fund expenses through September 30, 2024. This obligation may be modified or discontinued only with the approval of the Board of Trustees.
2 Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$485	$708	$948	$1,636
Class C	$265	$553	$967	$1,924
Class C (no redemption)	$165	$553	$967	$1,924
Class R6	$53	$210	$381	$876
Class Y	$63	$242	$435	$995

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 1,412%.

Investments, risks, and performance

Investments

We invest mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, we invest at least 80% of the fund’s net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

We expect to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies

Prospectus 3

such as Ginnie Mae, Fannie Mae or Freddie Mac. While our emphasis will be on mortgage-backed securities, we may also invest to a lesser extent in other types of asset-backed securities.

We may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

The risks associated with bond investments include interest rate risk, which is the risk that the value of the fund’s bond investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below investment grade bonds (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

The fund’s concentration in an industry group composed of privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic,

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market, political and other developments affecting the residential and commercial real estate markets, and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed securities in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. The performance shown is that of class I shares of the fund, which are not offered in this prospectus, and this performance has been adjusted to reflect the higher fees associated with class A, C, R6 and Y shares of the fund. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Year-to-date performance through 6/30/23	1.97%
Best calendar quarter Q4 2020	4.21%
Worst calendar quarter Q1 2020	-13.32%

Average annual total returns after sales charges (for periods ended 12/31/22)

Share class	1 year	5 years	Since inception (4/7/15)
Class A before taxes*	2.18%	1.16%	1.90%
Class A after taxes on distributions*	-0.80%	-1.07%	0.05%
Class A after taxes on distributions and sale of fund shares*	1.26%	-0.05%	0.66%
Class C before taxes*	4.75%	1.25%	1.69%
Class R6 before taxes**	6.85%	2.32%	2.79%
Class Y before taxes*	6.69%	2.25%	2.71%
ICE BofA U.S. Treasury Bill Index*** (no deduction for fees, expenses or taxes)	1.33%	1.27%	0.98%
Bloomberg U.S. MBS Index† (no deduction for fees, expenses or taxes)	-11.81%	-0.53%	0.23%
*	Performance for class A, C, and Y shares prior to their inception (7/1/19) is derived from the historical performance of class I shares and has been adjusted for the higher fees applicable to class A, C, and Y shares.
**	Performance for class R6 shares prior to their inception (6/1/20) is derived from the historical performance of class I shares and has been adjusted for the higher investor servicing fees applicable to class R6 shares.
***	ICE BofA Indexes: ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.
†	Source: Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
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The fund’s performance is compared to the ICE BofA U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. The fund’s performance is also compared to the Bloomberg U.S. Mortgage Backed Securities (MBS) Index, an unmanaged index that tracks agency mortgage pass-through securities (both fixed-rate and hybrid adjustable- rate mortgages) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Securities in the fund do not match those in the indexes and the performance of the fund will differ.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm
Chief Investment Officer, Fixed Income,
portfolio manager of the fund since 2015

Brett Kozlowski
Co-Head of Structured Credit, portfolio
manager of the fund since 2015

Jatin Misra
Co-Head of Structured Credit, portfolio
manager of the fund since 2015

Sub-advisor

Putnam Investments Limited*

*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), including your fund, would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of

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this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in mortgage-related fixed income securities and related derivatives

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that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). The fund invests significantly in mortgage-backed securities, which include investment vehicles that represent participations in, or that are secured by, mortgage loans and that facilitate the financing and reselling of mortgages by lenders.

  Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial and housing markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector (such as the housing or real estate markets). Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.
  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may invest without limit in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments or, in unrated investments that we believe are of comparable quality. This includes investments in the lowest rating category of the rating agency. We will not necessarily sell an investment if its rating is reduced after buying it.

Investments rated below BBB or its’ equivalent are below-investment-grade in quality. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty,

Prospectus 9

or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, no assurance can be given that the U.S. government will continue to provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as Fannie Mae and Freddie Mac. In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA operates Fannie Mae and Freddie Mac as conservator until they are stabilized. It is unclear how long the conservatorship will last, how Fannie Mae and Freddie Mac will operate following conservatorship, or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. In addition, the impact of any policy or legislative changes in the United States with respect to the housing market, and the practical implications for market participants, is uncertain and may not be known fully for some time after any such changes are implemented. Mortgage-backed and asset-backed securities not guaranteed by a government agency, including collateralized investment vehicles, which comprise a substantial portion of the fund’s investments, generally involve greater credit risk than securities guaranteed by government agencies.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers and/or underlying securitized assets, including the issuers of the bonds in which the fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively

10 Prospectus

impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

  Interest rate risk. The values of fixed income securities (including mortgage-related and other asset-backed securities, bonds and other debt instruments) usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore the fund might not benefit from any increase in value as a result of declining interest rates.

  Illiquid markets risk. The markets for below-investment-grade mortgage-backed securities and asset-backed securities, and certain other securities and derivatives in which the fund intends to primarily invest have been at times characterized by less liquidity and significant imputed transaction costs. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Imputed transaction costs represent
Prospectus 11

the undisclosed amount of profit (sometimes referred to as “mark-up” or “dealer spread”) included in the price of an investment by the other party to a transaction. Fund shareholders will bear a share of the imputed transaction costs incurred when the fund sells shares and deploys new capital and when it sells investments to fund shareholder redemptions. These transaction costs may be considerable and will reduce returns. While we intend generally to invest in markets that are liquid, depending on market conditions, we may not be able to sell the fund’s investments when desirable to do so, or we may be able to sell them only at less than their fair value. Market liquidity for lower-rated investments may be more likely to deteriorate than for higher-rated investments. Dealers in below-investment-grade mortgage- and asset-backed securities play an important role in providing liquidity, but are under no obligation to do so and may stop providing liquidity at any time. The impact of regulatory changes may further limit the ability or willingness of dealers to provide liquidity. Changing regulatory and market conditions, especially conditions in the residential and commercial real estate markets, or changes to the status of Fannie Mae and Freddie Mac or of the securities they issue, may adversely affect the liquidity of the fund’s investments. These risks may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

  Industry concentration risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund’s concentration in an industry group composed of private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties.

This policy may not be changed without approval of the fund’s shareholders. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers. Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage

12 Prospectus

loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. The fund may also invest in asset-backed securities, whose underlying assets may include, among other things, motor vehicle installment sales or installment loan contracts, leases of various types of personal property and receivables from credit card agreements, and which are subject to risks similar to those of mortgage-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

  Derivatives. We may engage to a significant extent in a variety of transactions involving derivatives, such as credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. The fund may also use credit default swaps to gain exposure to commercial mortgage-backed securities (“CMBS”) via CMBX instruments (a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year) to hedge the fund’s credit and market risks, and also to gain exposure to specific sectors or individual names. The fund may also use derivatives to isolate prepayment risk associated with the fund’s holdings of collateralized mortgage obligations. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract. For further information about additional types and risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Large shareholder risk. Shares of the fund will generally be held by a smaller number of institutional or other large shareholders with larger investment amounts as compared with other mutual funds. The fund is subject to the risk that these shareholders will purchase or redeem large quantities of shares of the fund rapidly or unexpectedly, including as a result of asset allocation decisions made by Putnam Management. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash when the fund would otherwise not do so, and at unfavorable prices. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and may result in adverse tax consequences for the fund and its shareholders. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. In addition, fund returns may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions. These risks are more pronounced to the extent that a smaller number of shareholders own substantial portions of the fund.
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  Liquidity and illiquid investments. We may invest up to 15% of the fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with the fundamentals of securitized debt instruments and the relevant underlying assets. We may evaluate ESG considerations related to the originator, servicers and other relevant parties. When considering ESG factors, we use issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. Data on material ESG considerations may be limited with respect to securitized debt instruments. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.
  Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks
Prospectus 15

that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, preferred securities and assignments of and participations in fixed and floating rate loans.

The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.
  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.
16 Prospectus

  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the last business day of the month after the end of each month. This information will remain available on the website at least until the fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s semiannual report to shareholders dated November 30, 2022.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s “Average Net Assets,” which means the average of all of the determinations of the fund’s net asset value at the close of business on each business day during each month while the management contract is

Prospectus 17

in effect. The fund paid Putnam Management a management fee (after any applicable waivers) of 0.35% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.20% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
Michael Salm	2015	Putnam Management 1997 - Present	Chief Investment Officer, Fixed Income Previously, Co-Chief Investment Officer of Fixed Income and Co-Head of Fixed Income
Brett Kozlowski	2015	Putnam Management 2008 - Present	Co-Head of Structured Credit Previously, Portfolio Manager
Jatin Misra	2015	Putnam Management 2004 - Present	Co-Head of Structured Credit Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. NAV is only calculated as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such

18 Prospectus

securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A and C shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The fund is unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves

Prospectus 19

the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you two classes of fund shares: A and C. Employer-sponsored retirement plans may also choose class R6 shares, and certain investors described below may also choose class Y or R6 shares.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your

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situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class C shares charge a contingent deferred sales charge (CDSC) on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $100,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 4.00%
  Lower sales charges available for investments of $100,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class C shares because of lower 12b-1 fees.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000
Prospectus 21

or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

  May be exchanged automatically for class A shares if the shareholder is investing through an account or platform with a financial intermediary, to the extent described in the Appendix, provided that class A shares are available for purchase by residents in the shareholder’s jurisdiction.

Class R6 shares (available only to investors listed below)

  The following investors may purchase class R6 shares:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;
—	corporations, endowments, foundations and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam; and
—	health savings accounts (HSAs) purchasing shares through a registered broker-dealer or other financial institution.
  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A or C shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
22 Prospectus

—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management Limited Partnership (PRM) to offer class Y shares through such a program;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments, foundations, and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam;
—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the
Prospectus 23

broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A or C shares because of no 12b-1 fees.
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

Initial sales charges for class A shares

	Class A sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	4.17%	4.00%
50,000 but under 100,000	4.17	4.00
100,000 but under 250,000	3.36	3.25
250,000 but under 500,000	2.56	2.50
500,000 and above	NONE	NONE
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of

24 Prospectus

the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).
Prospectus 25

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A shares

The following categories of investors are eligible to purchase class A shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

26 Prospectus

Class A and Class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Ultra Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another

Prospectus 27

Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

28 Prospectus

Deferred sales charges for class C and certain class A shares

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

If your account is held directly with Putnam Investor Services, the fund typically expects to send you payment for your shares the business day after your request is received in good order. If you hold your shares through certain financial intermediaries or financial intermediary programs, receipt of payment for your shares may differ based on industry standard trade settlement practices, as managed by your intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with Putnam Investor Services and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the SAI.

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash,

Prospectus 29

up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

30 Prospectus

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s Individual Investor website. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.
  Limitations on the fund’s policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each
Prospectus 31

investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the fund shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class C shares. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class C shares may cost you more over time than paying the initial sales charge for class A shares. Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
32 Prospectus

  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2022 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you

Prospectus 33

fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine

34 Prospectus

the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s investments in derivative financial instruments, including investments by which the fund seeks exposure to assets other than securities, are subject to numerous special and complex tax rules. Moreover, the fund’s intention to qualify as a “regulated investment company” and receive favorable treatment under the federal income tax rules may limit its ability to invest in such instruments. The applicable tax rules could affect whether gains and losses recognized by the fund are treated as ordinary or capital, accelerate the recognition of income or gains to the fund, defer or possibly prevent the recognition or use of certain losses by the fund and cause adjustments in the holding periods of the fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. The rules could, in turn, affect the amount, timing and character of the income distributed to shareholders by the fund and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Prospectus 35

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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Prospectus 37

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From realized gain	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets excluding interest expense (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%) [e]
Class A
May 31, 2023	$8.90	.53	(.24)	.29	(.59)	(.05)	—	(0.64)	$8.55	3.37	$10,291.86		6.03	1,412
May 31, 2022	9.41	.39	(.33)	.06	(.57)	—	—	(0.57)	8.90	.81	3,693.78		4.28	1,790
May 31, 2021	9.01	.34	.39	.73	(.32)	—	(.01)	(0.33)	9.41	8.19	1,660.75		3.64	1,058
May 31, 2020 †	10.51	.31	(1.11)	(.80)	(.69)	—	(.01)	(0.70)	9.01	(8.32)*	2,805	.71*	3.11*	1,311
Class C
May 31, 2023	$8.92	.47	(.24)	.23	(.53)	(.05)	—	(0.58)	$8.57	2.60	$1,836	1.61	5.37	1,412
May 31, 2022	9.42	.32	(.32)	— [f]	(.50)	—	—	(0.50)	8.92	.07	$382	1.53	3.47	1,790
May 31, 2021	9.01	.28	.39	.67	(.26)	—	— [f]	(0.26)	9.42	7.48	260	1.50	2.93	1,058
May 31, 2020 †	10.51	.24	(1.11)	(.87)	(.62)	—	(.01)	(0.63)	9.01	(8.91)*	337	1.40*	2.46*	1,311
Class R6
May 31, 2023	$8.91	.55	(.23)	.32	(.62)	(.05)	—	(0.67)	$8.56	3.70	$3,548.51		6.30	1,412
May 31, 2022	9.43	.41	(.33)	.08	(.60)	—	—	(0.60)	8.91	.96	1,157.51		4.51	1,790
May 31, 2021 #	9.02	.38	.39	.77	(.35)	—	(.01)	(0.36)	9.43	8.56	1,017.51		4.01	1,058
Class Y
May 31, 2023	$8.90	.55	(.24)	.31	(.61)	(.05)	—	(0.66)	$8.55	3.63	$197,774.61		6.29	1,412
May 31, 2022	9.42	.41	(.33)	.08	(.60)	—	—	(0.60)	8.90	.96	123,873.53		4.52	1,790
May 31, 2021	9.02	.37	.39	.76	(.35)	—	(.01)	(0.36)	9.42	8.46	43,483.50		3.93	1,058
May 31, 2020 †	10.51	.33	(1.11)	(.78)	(.70)	—	(.01)	(0.71)	9.02	(8.10)*	54,750	.48*	3.40*	1,311
*	Not annualized.
#	For the period June 1, 2020 (commencement of operations) to May 31, 2021.
†	For the period July 1, 2019 (commencement of operations) to May 31, 2020.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount:
Percentage of average net assets
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Class A	0.20%	0.28%	0.27%	0.20%	—
Class C	0.20	0.28	0.27	0.20	—
Class R6	0.20	0.28	0.27	—	—
Class Y	0.20	0.28	0.27	0.20	—

[e]	Portfolio turnover includes TBA roll transactions.
[f]	Represents less than $0.01 per share.
38 Prospectus	Prospectus 39

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A shares may be subject to an initial sales charge and class C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
40 Prospectus

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. DAVIDSON & CO. (“D.A. DAVIDSON”)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 41

  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

  Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
42 Prospectus

Letter of Intent (“LOI”)

  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
  If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Prospectus 43

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

  Initial purchase minimum: $250
  Subsequent purchase minimum: none

Minimum Balances

  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—	A fee-based account held on an Edward Jones platform
—	A 529 account held on an Edward Jones platform
—	An account with an active systematic investment plan or LOI

Exchanging Share Classes

  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

44 Prospectus

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC, or its affiliates and their spouse or financial dependents as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

  A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C Shares available at J.P. Morgan Securities LLC

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

  Breakpoints as described in this prospectus.
  Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts (as described in this prospectus) will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 45

  Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares.
46 Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in the fund’s Prospectus.
  Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*	Also referred to as an “initial sales charge.”

MERRILL LYNCH

Shareholders purchasing fund shares through a Merrill Lynch platform or account held at Merrill Lynch will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Prospectus 47

  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Eligible shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, as described in the fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period
48 Prospectus

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

OPPENHEIMER & CO. INC. (“OPCO”)

Effective September 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Prospectus 49

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on A, B and C Shares available at OPCO

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end Sales Charge Discounts Available at OPCO: Breakpoints & Rights of Accumulation

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
50 Prospectus

  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)

Effective September 1, 2020, shareholders purchasing fund shares through a Baird brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Prospectus 51

Front-End Sales Charge Waivers on Class A shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

  Breakpoints as described in this prospectus
  Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective September 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

52 Prospectus

Front-end Sales Charge Waiver on Class A Shares

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in this prospectus or SAI will continue to apply for eligible shareholders.

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC
Charles Schwab & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.
Morgan Stanley Smith Barney LLC
Interactive Brokers LLC
Vanguard Marketing Corporation
Citigroup Global Markets Inc.
E*Trade Securities LLC

Prospectus 53

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

54 Prospectus

Dividends plus

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

Statement of intention

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus 55

For more information about
Putnam Mortgage Opportunities Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about the fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-07237	SP765 333287 9/23

Putnam
Mortgage Opportunities
Fund

Prospectus

9 | 30 | 23

FUND SYMBOL	CLASS I
PMOTX

Fund summary	2
What are the fund’s main investment strategies and related risks?	8
Who oversees and manages the fund?	16
How does the fund price its shares?	18
How do I buy fund shares?	18
How do I sell or exchange fund shares?	19
Policy on excessive short-term trading	21
Fund distributions and taxes	23
Financial highlights	25

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Mortgage Opportunities Fund seeks to maximize total return consistent with what Putnam Investment Management, LLC believes to be prudent risk. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell Class I shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class I	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class I	0.55%	—	0.13%	0.68%	(0.20)%	0.48%
#	Reflects Putnam Investment Management, LLC’s (“Putnam Management”) contractual obligation to limit certain fund expenses through September 30, 2024. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class I	$49	$197	$359	$828
2 Prospectus

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 1,412%.

Investments, risks, and performance

Investments

We invest mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, we invest at least 80% of the fund’s net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

We expect to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While our emphasis will be on mortgage-backed securities, we may also invest to a lesser extent in other types of asset-backed securities.

We may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government

Prospectus 3

actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

The risks associated with bond investments include interest rate risk, which is the risk that the value of the fund’s bond investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed investments and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

The fund’s concentration in an industry group composed of privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets, and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed securities in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market

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conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com/institutional.

Annual total returns for class I shares

Year-to-date performance through 6/30/23	2.18%
Best calendar quarter Q4 2020	4.28%
Worst calendar quarter Q1 2020	-13.14%
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Average annual total returns (for periods ended 12/31/22)

Share class	1 year	5 years	Since inception (4/7/15)
Class I before taxes	6.88%	2.35%	2.82%
Class I after taxes on distributions	3.64%	0.00%	0.90%
Class I after taxes on distributions and sale of fund shares	4.04%	0.80%	1.33%
ICE BofA U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	1.33%	1.27%	0.98%
Bloomberg U.S. MBS Index (no deduction for fees, expenses or taxes)	-11.81%	-0.53%	0.23%
All Bloomberg indices are provided by Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
ICE BofA Indexes: ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.
The fund’s performance is compared to the ICE BofA U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. The fund’s performance is also compared to the Bloomberg U.S. Mortgage Backed Securities (MBS) Index, an unmanaged index that tracks agency mortgage pass-through securities (both fixed-rate and hybrid adjustable- rate mortgages) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Securities in the fund do not match those in the indexes and the performance of the fund will differ.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm
Chief Investment Officer, Fixed Income,
portfolio manager of the fund since 2015

Brett Kozlowski
Co-Head of Structured Credit, portfolio
manager of the fund since 2015

Jatin Misra
Co-Head of Structured Credit, portfolio
manager of the fund since 2015

Sub-advisor

Putnam Investments Limited*

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*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), including your fund, would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares by wire transfer. Please call Putnam Investor Services at 1-800-225-1581 for wire instructions.

When opening an account, you must complete and mail a Putnam account application to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment in the fund’s class I shares is currently $5,000,000, although the fund reserves the right to accept initial investments under $5,000,000 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold by written instruction, transmitted via facsimile or by e-mail or telephone to the Putnam client service representative(s) assigned to your account. Some restrictions may apply.

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Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). The fund invests significantly in mortgage-backed securities, which include investment vehicles that represent participations in, or that are secured by, mortgage loans and that facilitate the financing and reselling of mortgages by lenders.

  Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial and housing markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector (such as the housing or real estate markets). Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.
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  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may invest without limit in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments or, in unrated investments that we believe are of comparable quality. This includes investments in the lowest rating category of the rating agency. We will not necessarily sell an investment if its rating is reduced after buying it.

Investments rated below BBB or its’ equivalent are below-investment-grade in quality. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, no assurance can be given that the U.S. government will continue to provide financial support to U.S.

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government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as Fannie Mae and Freddie Mac. In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA operates Fannie Mae and Freddie Mac as conservator until they are stabilized. It is unclear how long the conservatorship will last, how Fannie Mae and Freddie Mac will operate following conservatorship, or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. In addition, the impact of any policy or legislative changes in the United States with respect to the housing market, and the practical implications for market participants, is uncertain and may not be known fully for some time after any such changes are implemented. Mortgage-backed and asset-backed securities not guaranteed by a government agency, including collateralized investment vehicles, which comprise a substantial portion of the fund’s investments, generally involve greater credit risk than securities guaranteed by government agencies.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers and/or underlying securitized assets, including the issuers of the bonds in which the fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

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  Interest rate risk. The values of fixed income securities (including mortgage-related and other asset-backed securities, bonds and other debt instruments) usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore the fund might not benefit from any increase in value as a result of declining interest rates.

  Illiquid markets risk. The markets for below-investment-grade mortgage-backed securities and asset-backed securities, and certain other securities and derivatives in which the fund intends to primarily invest have been at times characterized by less liquidity and significant imputed transaction costs. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Imputed transaction costs represent the undisclosed amount of profit (sometimes referred to as “mark-up” or “dealer spread”) included in the price of an investment by the other party to a transaction. Fund shareholders will bear a share of the imputed transaction costs incurred when the fund sells shares and deploys new capital and when it sells investments to fund shareholder redemptions. These transaction costs may be considerable and will reduce returns. While we intend generally to invest in markets that are liquid, depending on market conditions, we may not be able to sell the fund’s investments when desirable to do so, or we may be able to sell them only at less than their fair value. Market liquidity for lower-rated investments may be more likely to deteriorate than for higher-rated investments. Dealers in below-investment-grade mortgage- and asset-backed securities play an important role in providing liquidity, but are under no obligation to do so and may stop providing liquidity at any time. The impact of regulatory changes may further limit the ability or willingness of dealers to provide liquidity. Changing regulatory and market conditions, especially conditions in the residential and commercial real estate markets, or changes to the status of Fannie Mae and Freddie Mac or of the securities they issue, may adversely affect the liquidity of the fund’s investments. These risks may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
  Industry concentration risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund’s concentration in an industry group composed of private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or
Prospectus 11

guaranteed by the U.S. government or its agencies or instrumentalities makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties.

This policy may not be changed without approval of the fund’s shareholders. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers. Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. The fund may also invest in asset-backed securities, whose underlying assets may include, among other things, motor vehicle installment sales or installment loan contracts, leases of various types of personal property and receivables from credit card agreements, and which are subject to risks similar to those of mortgage-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

  Derivatives. We may engage to a significant extent in a variety of transactions involving derivatives, such as credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices.
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Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. The fund may also use credit default swaps to gain exposure to commercial mortgage-backed securities (“CMBS”) via CMBX instruments (a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year) to hedge the fund’s credit and market risks, and also to gain exposure to specific sectors or individual names. The fund may also use derivatives to isolate prepayment risk associated with the fund’s holdings of collateralized mortgage obligations. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract. For further information about additional types and risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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  Large shareholder risk. Shares of the fund will generally be held by a smaller number of institutional or other large shareholders with larger investment amounts as compared with other mutual funds. The fund is subject to the risk that these shareholders will purchase or redeem large quantities of shares of the fund rapidly or unexpectedly, including as a result of asset allocation decisions made by Putnam Management. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash when the fund would otherwise not do so, and at unfavorable prices. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and may result in adverse tax consequences for the fund and its shareholders. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. In addition, fund returns may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions. These risks are more pronounced to the extent that a smaller number of shareholders own substantial portions of the fund.
  Liquidity and illiquid investments. We may invest up to 15% of the fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with the fundamentals of securitized debt instruments and the relevant underlying assets. We may evaluate ESG considerations related to the originator, servicers and other relevant parties. When considering ESG factors, we use issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. Data on material ESG considerations may be limited with respect to securitized debt instruments. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different
14 Prospectus

investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

  Management and operational risk. The fund is actively managed, and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, preferred securities and assignments of and participations in fixed and floating rate loans.

The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment
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opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/institutional, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the last business day of the month after the end of each month. This information will remain available on the website at least until the fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

16 Prospectus

Contacting the fund’s Trustees

Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s semiannual report to shareholders dated November 30, 2022.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s “Average Net Assets,” which means the average of all of the determinations of the fund’s net asset value at the close of business on each business day during each month while the management contract is in effect.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.35% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.20% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
Michael Salm	2015	Putnam Management 1997 - Present	Chief Investment Officer, Fixed Income Previously, Co-Chief Investment Officer of Fixed Income and Co-Head of Fixed Income
Brett Kozlowski	2015	Putnam Management 2008 - Present	Co-Head of Structured Credit Previously, Portfolio Manager
Jatin Misra	2015	Putnam Management 2004 - Present	Co-Head of Structured Credit Previously, Portfolio Manager
Prospectus 17

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of class I shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class I shares by contacting Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

Class I shares of the fund are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through a financial intermediary. Purchases through a financial intermediary will not be accepted unless the intermediary has an agreement with Putnam Retail Management, the fund’s principal underwriter, specifically covering purchases of class I shares of the fund.

You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank

18 Prospectus

before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service.

The minimum investment in the fund’s class I shares is currently $5,000,000, although the fund reserves the right to accept initial investments under $5,000,000 at its discretion. There is no minimum for subsequent investments.

The fund sells its class I shares at the offering price, which is the NAV. Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The fund is unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV.

To sell your shares, you must transmit a letter of instruction signed by all registered owners or their legal representatives or, in the case of institutional shareholders, by an authorized officer, by facsimile to the Putnam client service representative(s) assigned to your account. You may also provide written redemption instructions via e-mail to the Putnam client service representative(s) assigned to your account or you may provide instructions by telephone to such representative(s).

Prospectus 19

  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

If your account is held directly with Putnam Investor Services, the fund typically expects to send you payment for your shares the business day after your request is received in good order. If you hold your shares through certain financial intermediaries or financial intermediary programs, receipt of payment for your shares may differ based on industry standard trade settlement practices, as managed by your intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with Putnam Investor Services and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the SAI.

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind

20 Prospectus

redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

Prospectus 21

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase into a fund followed, or preceded, by a redemption out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.
  Limitations on the fund’s policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.
22 Prospectus

In particular, many purchase and redemption orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the fund shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both, in additional shares of your fund or you may receive them in cash in the form of an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by or through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment by or through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Prospectus 23

Unless you are a shareholder qualifying for tax-advantaged treatment or investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact Putnam to find out the distribution schedule for your fund.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s investments in derivative financial instruments, including investments by which the fund seeks exposure to assets other than securities, are subject to numerous special and complex tax rules. Moreover, the fund’s intention to qualify as a “regulated investment company” and receive favorable treatment under the federal income tax rules may limit its ability to invest in such instruments. The applicable tax rules could affect whether gains and losses recognized by the fund are treated as ordinary or capital, accelerate the recognition of income or gains to the fund, defer or possibly prevent the recognition or use of certain losses by the fund and cause adjustments in the holding periods of the fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. The rules could, in turn, affect the amount, timing and character of the income distributed to shareholders by the fund and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Prospectus and SAI

The prospectus and SAI for a fund provide information concerning the fund. The prospectus and SAI are updated at least annually and any information provided in a prospectus or SAI can be changed without a shareholder vote unless specifically stated otherwise. The prospectus and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or

24 Prospectus

any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus 25

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From realized gain	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets excluding interest expense (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%) [e]
Class I
May 31, 2023	$8.91	.55	(.23)	.32	(.62)	(.05)	—	(0.67)	$8.56	3.74	$147,651.47		6.27	1,412
May 31, 2022	9.43	.41	(.33)	.08	(.60)	—	—	(0.60)	8.91	.97	141,000.47		4.55	1,790
May 31, 2021	9.02	.37	.40	.77	(.35)	—	(.01)	(0.36)	9.43	8.58	135,399.47		3.94	1,058
May 31, 2020	10.46	.36	(1.08)	(.72)	(.71)	—	(.01)	(0.72)	9.02	(7.40)	196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount:
Percentage of average net assets
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Class I	0.20	0.28	0.27	0.22	0.21%

[e]	Portfolio turnover includes TBA roll transactions.
26 Prospectus	Prospectus 27

For more information about
Putnam Mortgage Opportunities Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries by visiting Putnam’s website at putnam.com/institutional, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about the fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-07237	SP765-I 333284 9/23

FUND SYMBOLS	CLASS A	CLASS C	CLASS I	CLASS R6	CLASS Y
	PMORX	PMOZX	PMOTX	PMOLX	PMOYX

Putnam Mortgage Opportunities Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

9/30/23

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 9/30/23, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com, or putnam.com/institutional for Class I shares or write Putnam Investments, PO Box 219697, Kansas City, MO 64121-9697.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and other Putnam mutual funds, closed-end funds, and exchange-traded funds (collectively, the "Putnam funds"), managed by Putnam Investment Management, LLC.

I-1	SAI_765 – 2023/09

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-5

PORTFOLIO MANAGERS	I-13
SECURITIES LENDING ACTIVITIES	I-15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	I-15

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-13
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-20

TAXES	II-79
MANAGEMENT	II-94
DETERMINATION OF NET ASSET VALUE	II-115
INVESTOR SERVICES	II-117
SIGNATURE GUARANTEES	II-122
REDEMPTIONS	II-122
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-123
SHAREHOLDER LIABILITY	II-123
DERIVATIVE ACTIONS	II-123
DISCLOSURE OF PORTFOLIO INFORMATION	II-123
INFORMATION SECURITY RISKS	II-127
PROXY VOTING GUIDELINES AND PROCEDURES	II-127
SECURITIES RATINGS	II-128
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-134
APPENDIX B - FINANCIAL STATEMENTS	II-182

I-2	SAI_765 – 2023/09

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Mortgage Opportunities Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940, as amended, or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting the fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create

I-3	SAI_765 – 2023/09

any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including, without limitation, debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities or to securities issued by other investment companies.

I-4	SAI_765 – 2023/09

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest more than 25% of its total assets in mortgage-backed securities that are privately issued or issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940, as amended, provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the fund’s investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended, committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Management fees

Under the fund's management contract (the "Management Contract"), the fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets “Average Net Assets” for the month, as determined at the close of each business day during the month, as set forth below:

I-5	SAI_765 – 2023/09

0.550% of the first $500 million of Average Net Assets;

0.500% of the next $500 million of Average Net Assets;

0.450% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:

Fiscal year	Management fee paid	Amount of management fee waived	Amount management fee would have been without waivers

2023	$1,329,063	$761,510	$2,090,573

2022	$474,974	$499,032	$974,006
2021	$537,985	$528,462	$1,066,447

Fund-specific expense limitations. Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.46% of the fund’s average net assets through at least September 30, 2024. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management—The Management Contract—General expense limitation” in Part II of this SAI for a description of other expense limitations that may apply to the fund.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

I-6	SAI_765 – 2023/09

Fiscal year	Brokerage commissions

2023	$38,586

2022	$26,704
2021	$36,837

Portfolio turnover for the 2023 fiscal year was lower than the portfolio turnover for the 2022 fiscal year due to reduced turnover of derivatives.

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2023, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Total reimbursement	Portion of total reimbursement for compensation and contributions

$14,384	$10,706

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

I-7	SAI_765 – 2023/09

The table below shows the value of each Trustee's holdings in the fund and in all of the funds in the "Putnam funds complex" as of December 31, 2022. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds.

Name of Trustee	Dollar range of Putnam Mortgage Opportunities Fund shares owned	Aggregate dollar range of shares held in all funds in the Putnam funds complex overseen by Trustee

Independent Trustees

Liaquat Ahamed	$1-$10,000	over $100,000

Barbara M. Baumann	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000

* Jennifer Williams Murphy	None	$10,001-$50,000
* Marie Pillai	None	$1-$10,000
George Putnam III	$10,001-$50,000	over $100,000

Manoj P. Singh	$1-$10,000	over $100,000
Mona K. Sutphen	$1-$10,000	$50,001-$100,000
Interested Trustee

** Robert L. Reynolds	$1-$10,000	over $100,000

* First elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or for a limited number of Putnam funds, as of a later date).

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

I-8	SAI_765 – 2023/09

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	12
Board Policy and Nominating Committee	6
Brokerage Committee	3
Contract Committee	8

Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	5
Investment Oversight Committee B	5

Pricing Committee	8
Exchange-Traded Fund Committee*	3

For the period 1/1/23-5/31/23.

The following table shows the year each Trustee was first elected or appointed as a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2023, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2022.

I-9	SAI_765 – 2023/09

COMPENSATION TABLE

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement (1)	Total compensation from Putnam funds complex (2)
Independent Trustees

Liaquat Ahamed/2012(3)	$1,686	N/A	N/A	$430,750
Ravi Akhoury/2009(4)	$112	N/A	N/A	$209,750
Barbara M. Baumann/2010(3)(5)	$1,827	N/A	N/A	$373,833
Katinka Domotorffy/2012(3)	$1,686	N/A	N/A	$410,750
Catharine Bond Hill/2017(3)	$1,439	N/A	N/A	$410,750
Paul L. Joskow/1997(3)(4)	$112	$0	$113,417	$209,750
Kenneth R. Leibler/2006(6)	$2,288	N/A	N/A	$470,750
Jennifer Williams Murphy/2022(7)	$1,574	N/A	N/A	$141,000
Marie Pillai/2022(3)(7)	$733	N/A	N/A	$141,000
George Putnam III/1984(8)	$1,803	$0	$130,333	$375,750
Manoj P. Singh/2017(9)	$1,781	N/A	N/A	$369,500
Mona K. Sutphen/2020	$1,613	N/A	N/A	$392,000
Interested Trustee
Robert L. Reynolds/2008(10)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were first elected to the Board of Trustees of the exchange-traded funds effective as of January 11, 2023 and, therefore, did not receive any compensation in respect of those funds during the period shown in the table above.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2023, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $239; Ms. Baumann - $215; Ms. Domotorffy - $239; Dr. Hill - $145; Dr. Joskow - $867; and Ms. Pillai - $41.

(4) Mr. Akhoury and Dr. Joskow retired from the Board of Trustees effective June 30, 2022.

(5) Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees.

I-10	SAI_765 – 2023/09

(6) Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.

(7) Mses. Murphy and Pillai were first elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or, for a limited number of Putnam funds, as of a later date).

(8) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(9) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(10) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a retirement plan for Trustees of Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At August 31, 2023, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class R6 shares, of which they owned 4.22%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-11	SAI_765 – 2023/09

Class	Shareholder name and address	Percentage owned

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	19.68%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.45%
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.71%
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.89%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	44.88%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.37%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.65%
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.41%
I	THE COCA-COLA COMPANY MASTER RETIREMENT TRUST 1 COCA COLA PLZ NW ATLANTA GA 30313-2420	33.85%
I	NORTHERN TRUST COMPANY CUSTODIAN FBO PENSION PLAN OF BATTELLE TRUST A/C 2238559 PO BOX 92956 CHICAGO IL 60675-2956	30.06%
I-12	SAI_765 – 2023/09

Class	Shareholder name and address	Percentage owned
I	NORTHERN TRUST COMPANY CUSTODIAN FBO STATE OF UTAH SCHOOL AND INSTITUTIONAL TRUST FUNDS A/C 4471299 PO BOX 92956 CHICAGO IL 60675-2956	23.38%
I	NORTHERN TRUST COMPANY CUSTODIAN FBO SIGNAL INSURANCE TR A/C 1703262 PO BOX 92956 CHICAGO IL 60675-2956	12.70%
R6	GREAT WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	36.45%
Y	RELIANCE TRUST CO FBO FIDUCIARY TRUST C/R PO BOX 78446 ATLANTA GA 30357	22.04%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.21%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.05%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.40%
Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.54%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.23%

I-13	SAI_765 – 2023/09

Distribution fees

During fiscal 2023, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class C	Class I	Class R6	Class Y

$30,077	$14,582	N/A	N/A	N/A

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Fiscal year	Total front-end sales charges	Sales charges retained by Putnam Retail Management after dealer concessions	Contingent deferred sales charges

2023	$40,974	$5,726	$45

2022	$10,766	$2,567	$0
2021	$495	$92	$0

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

I-14	SAI_765 – 2023/09

Fiscal year	Contingent deferred sales charges

2023	$0

2022	$242
2021	$1

Investor servicing fees

During the 2023 fiscal year, the fund incurred $357,545 in fees for investor servicing provided by Putnam Investor Services, Inc.

PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Michael Salm	21	$15,976,600,000	31	$9,074,600,000	13*	$1,878,600,000
Brett Kozlowski	18**	$5,875,500,000	22	$7,154,100,000	9	$1,163,300,000
Jatin Misra	4	$518,500,000	10	$1,409,300,000	9	$1,164,600,000

* 1 account, with total assets of $422,000,000, pays an advisory fee based on account performance.

** 1 account, with total assets of $1,452,400,000, pays an advisory fee based on account performance.

I-15	SAI_765 – 2023/09

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the fund. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

One or more of the portfolio managers of the fund receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

For this fund, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

SECURITIES LENDING ACTIVITIES

The fund did not participate in any securities lending activities during the most recent fiscal year.

I-16	SAI_765 – 2023/09

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund’s Annual Report for the fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-17	SAI_765 – 2023/09

THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

HOW TO BUY SHARES

Each prospectus of a fund (a “prospectus”) describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. For a fund that offers multiple classes of shares, the investment performance of the classes will vary because of different sales charges and expenses. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans, as well as “non-qualified” deferred compensation plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations. Non-U.S. employees of Putnam, its parent company, Power Corporation of Canada (“Power”), subsidiaries and affiliates of Power, and certain related entities, and the immediate family members of such employees may invest in a fund during the term of employment of the employee, subject to applicable law and certain procedural requirements.

In addition, class M shares are only available (1) to certain employer-sponsored retirement plans investing in George Putnam Balanced Fund and (2) for Putnam Diversified Income Trust, Putnam High Yield Fund, and Putnam Income Fund for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement. All other class M shares of the Putnam open-end mutual funds (“Putnam Funds”) were converted into class A shares effective November 25, 2019, except that class M shares of Putnam Global Income Trust and Putnam Mortgage Securities Fund held in Japan were liquidated effective December 9, 2019.

In addition, shares of Putnam Ultra Short MAC Series are only available to “wrap” account clients (“eligible investors”) where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly to the wrap account clients of the wrap program sponsor.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

August 30, 2023	II-1

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the current offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the offering price is the net asset value plus the applicable sales charge, if any. (The offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares (other than shares of Putnam Multi-Asset Income Fund and shares of Putnam Ultra Short MAC Series) may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June, September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam Fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

August 30, 2023	II-2

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares. The offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full-service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

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For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, and certain Employer-Sponsored Retirement Plans approved by Putnam Retail Management, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. For all funds, except for purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter. For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 0.75% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding George Putnam Balanced Fund and Putnam Multi-Asset Income Fund), Global Sector Funds, Putnam Retirement Advantage Funds (excluding Putnam Retirement Advantage Maturity Fund) and Putnam Sustainable Retirement Funds (excluding Putnam Sustainable Retirement Maturity Fund) only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 but under 1,000,000	2.00	1.75
1,000,000 and above	NONE	NONE

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For Putnam Retirement Advantage Maturity Fund, Putnam Sustainable Retirement Maturity Fund, Taxable Income Funds (except for Putnam Core Bond Fund, Money Market Funds, Putnam Floating Rate Income Fund, Putnam Ultra Short Duration Income Fund, Putnam Diversified Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Short Duration Bond Fund), and for purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund) prior to July 1, 2022:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	4.00	3.50
100,000 but under 250,000	3.25	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

For purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund and Putnam Strategic Intermediate Municipal Fund) on or after July 1, 2022 and for purchases of Putnam Multi-Asset Income Fund and Putnam Core Bond Fund:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	3.25	2.75
100,000 but under 250,000	2.50	2.00
250,000 and above	NONE	NONE

For Putnam Floating Rate Income Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.75%	1.50%
250,000 but under 500,000	1.25%	1.00%
500,000 and above	NONE	NONE

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For purchases of Putnam Short-Term Municipal Income Fund, purchases of Putnam Strategic Intermediate Municipal Fund only on or after July 1, 2022, and purchases of Putnam Short Duration Bond Fund only prior to January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.25%	1.00%
250,000 and above	NONE	NONE

For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	NONE

For George Putnam Balanced Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A	N/A

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For Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A*	N/A*

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam Funds that offer class N shares:

	CLASS N
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	NONE

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam Fund (other than Putnam Short Duration Bond Fund, Putnam Ultra Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased prior to January 1, 2021 and class A shares of Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased on or after January 1, 2021 by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.75% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Ultra Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam Fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

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The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam Funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam Strategic Intermediate Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, and Putnam Core Bond Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares during the month eight years after the purchase date (for Putnam Small Cap Value Fund, during the month six years after the purchase date, and for Putnam Sustainable Future Fund, during the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares during the month eight years after the purchase date, provided that Putnam Investor Services, or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by

August 30, 2023	II-8

group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Class C shares acquired by exchanging class C shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares. Prior to March 1, 2021, class C shares converted to class A shares after ten years.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

August 30, 2023	II-9

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, Class B and Class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam Funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

August 30, 2023	II-10

(a)	all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam Funds (except closed-end and money market funds, unless acquired as described in (b) below); and
(b)	any shares of money market funds acquired by exchange from other Putnam Funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children who were under age 21 at the time of the investor’s initial purchase, as well as any individual with an account registered under the same last name and same address as the individual, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam Funds (other than money market funds, Putnam Multi-Asset Income Fund, and class A shares of Putnam Ultra Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children who were under the age of 21 at the time of the investor’s initial purchase):

(i)	individual accounts;
(ii)	joint accounts;
(iii)	accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;
(iv)	shares owned through accounts in the name of the investor’s (or spouse’s or child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and
(v)	accounts established as part of a Section 529 college savings plan managed by Putnam Management.
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Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam Funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam Fund (excluding Putnam money market funds, Putnam Multi-Asset Income Fund, and Putnam Ultra Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the offering price applicable at the time of such purchase and (ii) the offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Ultra Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Ultra Short Duration Income Fund). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the

August 30, 2023	II-12

Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

August 30, 2023	II-13

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
Effective July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.10%	Putnam Ultra Short Duration Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund
Prior to July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05; 0.25% for shares purchased on or after 3/21/05**	Putnam Tax-Free High Yield Fund
0.20% for shares purchased before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Strategic Intermediate Municipal Fund
0.20% for shares purchased on or before 12/31/89; 0.25% for shares purchased after 12/31/89	Putnam Convertible Securities Fund George Putnam Balanced Fund Putnam Focused International Equity Fund Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90; 0.25% for shares purchased after 3/31/90	Putnam Mortgage Securities Fund
0.20% for shares purchased on or before 1/1/90; 0.25% for shares purchased after 1/1/90	Putnam Large Cap Value Fund
0.20% for shares purchased on or before 3/31/91; 0.25% for shares purchased after 3/31/91;	Putnam Income Fund
0.10%	Putnam Ultra Short Duration Income Fund
0.20% for shares purchased after 3/6/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Minnesota Tax Exempt Income Fund Putnam Ohio Tax Exempt Income Fund
August 30, 2023	II-14

Rate*	Fund
0.15% for shares purchased on or before 5/11/92; 0.20% for shares purchased after 5/11/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Massachusetts Tax Exempt Income Fund
0.15% for shares purchased on or before 12/31/92; 0.20% for shares purchased after 12/31/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam California Tax Exempt Income Fund Putnam New Jersey Tax Exempt Income Fund Putnam New York Tax Exempt Income Fund Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93; 0.20% for shares purchased after 7/8/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Pennsylvania Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B distribution plan, except for those listed below
0.25%, except that the first years’ service fees of 0.25% are prepaid at time of sale	Putnam Strategic Intermediate Municipal Fund Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of 0.20% are prepaid at time of sale

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

0.00%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Ultra Short Duration Income Fund
August 30, 2023	II-15

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund * Putnam Money Market Fund* Putnam Ultra Short Duration Income Fund

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate	Fund
0.65%	George Putnam Balanced Fund
0.40%	Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for George Putnam Balanced Fund and up to the annual rate of 0.50% of the average net asset value of such class M shares for Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund.

Different rates may apply to shares sold outside the United States.

August 30, 2023	II-16

Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class N distribution plan

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate	Fund
0.50%	All funds currently making payments under a class R distribution plan*

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares, and participants in such plans.

Class R3 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R3 shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class R3 distribution plan

August 30, 2023	II-17

A portion of the class R3 distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R3 shares and participants in such plans.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam Funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2022:

American Enterprise Investment Services Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Ascensus, Inc.	Morgan Stanley Smith Barney LLC
Avantax Investment Services, Inc.	OneAmerica Securities, Inc.
AXA Advisors, LLC	Principal Life Insurance Company
Cambridge Investment Research, Inc.	Raymond James & Associates, Inc.
Cetera Advisor Networks LLC	Raymond James Financial Services, Inc.
Cetera Advisors LLC	RBC Capital Markets, LLC
Cetera Financial Specialists LLC	Resources Investment Advisors, LLC
Cetera Investment Services LLC	Retirement Plan Advisory Group
Citigroup Global Markets Inc.	Royal Alliance Associates
August 30, 2023	II-18

Commonwealth Equity Services	SagePoint Financial, Inc.
Empower Annuity Insurance Company of America	Securities America, Inc.
First Allied Securities, Inc.	Stifel, Nicolaus & Company, Incorporated
FSC Securities Corporation	Teachers Insurance and Annuity Association of America
HUB International Limited	Transamerica Retirement Solutions, LLC
J.P. Morgan Securities LLC	Triad Advisors, LLC
Janney Montgomery Scott LLC	UBS Financial Services, Inc.
John Hancock Retirement Plan Services, LLC	Vanguard Marketing Corporation
Kestra Investment Services, LLC	Voya Financial Advisors, Inc.
Lincoln Financial Advisors Corp.	Wells Fargo Clearing Services, LLC
Lincoln Financial Distributors, Inc.	Woodbury Financial Services, Inc
Lincoln Financial Securities Corporation	XPonential Growth Solutions
LPL Financial LLC

Additional dealers may receive marketing support payments in 2023 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2022 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam Fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam Funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2022:

Charles Schwab & Co., Inc.	RBC Capital Markets, LLC
Empower Financial Services, Inc.	TD Ameritrade, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	TD Ameritrade Clearing, Inc.
National Financial Services LLC	Transamerica Advisors Life Insurance Company
Pershing LLC

Additional or different dealers may also receive program servicing payments in 2023 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2022 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate

August 30, 2023	II-19

in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam Funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. Payments in respect of class R3 and class R4 shares are generally made at an annual rate of up to 0.25% of a fund’s average net assets attributable to such class of shares held by a dealer or other financial intermediary. Payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Ultra Short Duration Income Fund. There are no such payments in respect of class R6 shares. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam Funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and PAC, as appropriate.

Bank Loans, Loan Participations, and Assignments	Market Risk
Borrowing and Other Forms of Leverage	Master Limited Partnerships (MLPs)
Collateralized Debt and Loan Obligations	Money Market Instruments
Commodities and Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
ESG Considerations	Preferred Stocks and Convertible Securities
Exchange-Traded Notes	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short Sales
Illiquid Investments	Short-Term Trading
August 30, 2023	II-20

Inflation-Protected Securities	Special Purpose Acquisition Companies
Initial Public Offerings (IPOs)	Structured Investments
Interfund Borrowing and Lending	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Temporary Defensive Strategies
London Interbank Offered Rate (LIBOR)	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Bank Loans, Loan Participations, and Assignments

The fund may invest in bank loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Putnam Management, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. Many loans are either partially or fully secured by the assets of the borrower, and some impose restrictive covenants which must be met by the borrower, although these covenants have become less common, and the terms of covenants have eroded, in recent years. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may acquire a loan interest directly by acting as a member of the original lending syndicate. The fund may also invest in a loan in other ways, including through novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. In an assignment, the fund purchases a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. Participation interests typically result in a contractual relationship only with the lending institution, not with the borrower. In such case, the fund will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In addition, with a participation interest, the fund generally will have no rights of set-off against the borrower, and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan interests held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Adverse changes in the creditworthiness of the borrower may affect the borrower’s ability to pay principal and interest, and borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan interests in which the fund will invest, however, Putnam Management will not rely solely on that credit

August 30, 2023	II-21

analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan interest to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. This may subject the fund to greater delays, expenses, and risks than if the fund could enforce its rights directly against the borrower. For example, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loan interests purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The market for bank loans may not be highly liquid. In addition, loan interests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such interests in secondary markets. As a result, the fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loan interests acquired by the fund may involve letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to make additional loans upon demand by the borrower pursuant to the terms specified in the loan documentation. This obligation may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so. To the extent that the fund is committed to make additional loans under the loan documentation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments.

Certain of the loan interests acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such interests would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

August 30, 2023	II-22

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loan interests that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loan interests for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan interest that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers in whose loans the fund may hold an interest. These other securities may include, for example, debt securities that are subordinate to the loan interests held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients (including the fund) to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loan interests and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize other sources to meet the redemption obligations, such as cash balances or proceeds from the sale of its more liquid investments or investments with shorter settlement periods.

Some loan interests may not be considered “securities” for certain purposes under the federal securities laws, and, as a result, purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If legislation or federal or state regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are

August 30, 2023	II-23

considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and by Section 18 of the 1940 Act. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. In addition, if the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Each Putnam Fund (other than Putnam Retirement Advantage Funds, Putnam Sustainable Retirement Funds, and Putnam Short Term Investment Fund) participates in a committed line of credit provided by State Street Bank and Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the committed line of credit is required to maintain a specified asset coverage ratio.

Leveraging tends to exaggerate the effect of any increase or decrease in the value of the fund’s holding. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the fund.

Collateralized Debt and Loan Obligations.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are types of asset-backed securitized instruments and include collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. CDOs may charge management and administrative fees, which are in addition to those of a fund. CDOs may be less liquid than other types of securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a fund invests. CDOs are subject to the typical risks associated with debt instruments and fixed income and/or asset-backed securities discussed elsewhere in the prospectus and in this SAI, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), prepayment risk, credit risk (including adverse credit spread moves), liquidity risk and market risk. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured

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product is invested in a security in which a fund is also invested, this would tend to increase the fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities, which vary in risk and yield, and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or if a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

CLO Securities may be privately placed and thus subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities. CLOs are also subject to the same risks associated with CDOs, as described above.

Commodities and Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, war, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or natural disasters, livestock disease, trade embargoes, economic sanctions, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials. In addition, certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to

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incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may result in gains or losses greater than the amount invested in the instrument. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. See the “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of one or more underlying investments, pools of investments, indexes or currencies. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments will enable the fund to achieve its investment objective or that Putnam Management will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. The use of leverage involves risk and may increase the volatility of the fund’s net asset value.

In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indexes or currencies.

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Some derivatives transactions are required to be centrally cleared and others are available for voluntary clearing. A party to a cleared derivatives transaction is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system or on the fund’s ability to exercise remedies. Also, the fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the fund’s behalf.

Some derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty, and counterparty risk, since the counterparty may be unable or unwilling to perform its obligations under the contract for reasons unrelated to its financial condition, such as operational issues, business interruptions or contract disputes. If a privately negotiated over-the-counter contract calls for payments by the fund, the fund must be prepared to make the payments when due. If a counterparty’s creditworthiness declines or the counterparty is otherwise unable or unwilling to perform its obligations under the contract, the fund may not receive payments owed under the contract, or the payments may be delayed and the value of the agreements with the counterparty may decline, potentially resulting in losses to the fund.

Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet margin requirements at a time when it may be disadvantageous to do so.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, certain over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses.

Legislation and regulation of derivatives in the U.S. and other countries, including margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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ESG Considerations

A fund may integrate environmental, social, or governance (“ESG”) considerations into its research process and/or investment decision-making. Putnam Management believes that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact risk and returns. The relevance and materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases (such as where Putnam Management lacks relevant ESG data), ESG considerations may not represent a material component of a fund’s investment process. Other than in the case of Putnam Sustainable Future Fund, Putnam Sustainable Leaders Fund and the Putnam Sustainable Retirement Funds, the consideration of ESG factors as part of a fund’s investment process does not mean that a fund pursues a specific “ESG” or “sustainable” investment strategy, and, depending on the fund, Putnam Management may sometimes make investment decisions other than on the basis of relevant ESG considerations.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security whose returns are linked to the performance of a particular market index or other reference assets less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. Investors may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index less applicable fees and expenses. ETNs typically do not make periodic interest payments and principal typically is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, economic, legal, political or geographic events that affect the reference assets, volatility and lack of liquidity in the reference assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it lowers the fund’s income when interest rates or benchmark rates fall. The fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s NAV.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. There is no assurance that the fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.

The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the fund to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the fund does not exist and the fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

Foreign Currency Transactions

The fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. The fund may engage in these transactions for a variety of reasons, including to manage the exposure to foreign currencies inherent in the fund’s investments, to increase its returns, and to offset some

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of the costs of hedging transactions. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging” (e.g., the sale of forward currency with respect to portfolio security positions). The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the fund’s purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging, in which the fund enters into foreign currency transactions on a particular currency with respect to portfolio positions denominated or quoted in that currency. By position hedging, the fund attempts to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted). While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the Chicago Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract or otherwise settle the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a market in such contracts or options. Although the fund intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until or at the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until or at the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until or at the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until or at the expiration of the option.

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts and related options) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts and related options, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract or related option reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, the fund may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, additional foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. There can be no assurance that suitable foreign currency

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transactions will be available for the fund at any time or that the fund will engage in foreign currency exchange transactions at any time or under any circumstances even if suitable transactions are available to it.

Successful use of currency management strategies will depend on Putnam Management’s skill in analyzing currency values. Currency management strategies may increase the volatility of the fund’s returns and could result in significant losses to the fund if currencies do not perform as Putnam Management anticipates. There is no assurance that Putnam Management’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, custody, disclosure and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the fund’s liquidity risk and require the fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of economic sanctions or embargoes (whether imposed by the United States or another country or other governmental or non-governmental organization), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Such actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In some cases (including in the case of sanctions), such actions also could result in a freeze on an issuer’s securities which would prevent the fund from selling securities it holds. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and

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listed companies than in the United States. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. Due to the potential for foreign withholding taxes, MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties (and such securities may be less liquid than other classes of securities of an issuer), or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the fund will satisfy applicable foreign reporting requirements at all times.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

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The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will present viable investment opportunities for the fund. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In such an event, it is possible that the fund could lose the entire value of its investments in the affected market. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the fund invests in securities issued by foreign issuers, the fund may be subject to the risks described above even if all of the fund’s investments are denominated in U.S. dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies.

Investing through Stock Connect. The fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong.

There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of Putnam Management to effectively manage the fund, and may expose the fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the fund’s investments and returns. In addition,

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securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of the fund’s Hong Kong sub-custodian. Therefore, the fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the fund to the credit risk of the relevant securities depositories and the fund’s Hong Kong sub-custodian. While the fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the fund, which may negatively affect investment returns for shareholder.

Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although

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the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold while the dollar roll is outstanding, but receives the difference between the current sales price and the forward price for the future purchase. In addition, the fund may reinvest the cash proceeds of the sale while the dollar roll is outstanding in an effort to enhance returns. The reinvestment of such proceeds may be considered a form of investment leverage and may increase the fund’s risk and volatility. If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. The fund accounts for dollar rolls as purchases and sales.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, when entering into a forward commitment transaction, the fund will rely on the other party to consummate the transaction. In the event that the other party files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected. For example, the other party’s failure to complete the transaction may result in the loss to the fund of an advantageous yield or price. See also "Legal and Regulatory Risks Relating to Investment Strategy" below.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A futures contract sale creates an obligation by the seller to sell the type of financial instrument or other asset called for in the contract in a specified month for a stated price. A futures contract purchase creates an obligation by the purchaser to buy the type of financial instrument or other asset called for in the contract in a specified month at a stated price. The specific assets bought or sold, respectively, at settlement date may not be determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant (brokerage firm) which is a member of the relevant contract market. Examples of futures contracts that the fund may use include, without limitation, U.S. Treasury futures, index futures, corporate or municipal bond futures, U.S. Government agency futures, interest rate futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

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The value of a futures contract tends to increase and decrease in tandem with the value of its underlying asset. Therefore, purchasing futures contracts will tend to increase the fund’s exposure to positive and negative price fluctuations in the underlying asset, much as if it had purchased the underlying asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying asset. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying asset had been sold.

When the fund enters into a futures contract, the fund is required to deliver to the futures broker an amount of liquid assets known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit in that it is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Initial margin requirements are established by the exchanges on which futures contracts trade and by the fund’s broker and may, from time to time, change. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the value of the futures contract fluctuates, a process known as “marking to the market.” For example, if the fund purchases a futures contract on an underlying security and the price of that security rises, the value of the futures contract will increase and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, if the price of the underlying security declines, the value of the futures contract will decrease and the fund will be required to make a variation margin payment to the broker based on that decrease in value. Upon the closing of a futures contract, the fund will receive or be required to pay additional cash based on a final determinations of variation margin.

Although futures contracts by their terms may call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Many futures contracts, such as index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. The fund may close some or all of its futures positions at any time prior to their expiration. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same settlement date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s theoretical loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

With respect to each Putnam Fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act ( “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps. In the event that Putnam Management believes that a fund’s investments in commodity interests exceed the

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thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return, and the commodity pool operators (“CPOs”) of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks that comprise the index, and the value of the index fluctuates with changes in the market values of those common stocks. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract gives the holder the right, in return for the premium paid to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). After selling a put or call option on a futures contract, the fund will be required to deposit initial margin and variation margin as described above for futures contracts.

When a call option on a futures contract is exercised, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. When a put option on a futures contract is exercised, the holder acquires a short position in the futures contract and the writer is assigned the opposite long position. When an option is exercised, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. The holder or writer of an option on a futures contract may

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terminate its position by selling or purchasing an offsetting option on the same financial instrument (subject to the availability of a liquid market).

The fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying assets or purchasing and writing the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. As an alternative to purchasing or writing call and put options on index futures, the fund may purchase and write call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not (or would result in a smaller loss), such as when there is no movement in the prices of the hedged investments.

The writing of an option on a futures contract involves risks similar to those relating to the purchase or sale of futures contracts (which are described below). In addition, by writing a call option, the fund becomes obligated to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Similarly, by writing a put option, the fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The writing of an option on a futures contract generates a premium, which may partially offset an increase (in the case of a written call option) or decrease (in the case of a written put option) in the value of the underlying futures contract. However, the loss incurred by the fund in writing options on futures contracts is potentially unlimited and may exceed the amount of the premium received. The fund will also incur transaction costs in connection with the writing of options on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts and options on futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets (or markets for other assets), including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the futures contracts are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures contracts and experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.

The use of futures and options strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures contracts and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts used by the fund and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market

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are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position. In addition, in the case of hedging transactions, an incorrect correlation could result in a loss on both the hedged securities in the fund and the hedging transactions, so that the portfolio return might have been greater had hedging not been attempted.

The risk of a position in a futures contract may be very large compared to the relatively low level of margin a fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the fund relative to the size of a required margin deposit. In addition, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The fund will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In the event of an insolvency of the futures commission merchant, the fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times result in the institution by exchanges of special procedures that may interfere with the timely execution of customer orders, for example, by rendering certain market clearing facilities inadequate. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses and the limit may work to prevent the liquidation of unfavorable positions. Futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the fund. The fund’s futures broker may also limit the fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the fund’s performance and its ability to achieve its investment objective.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation

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as a result of trades on that exchange would continue to be settled or exercisable in accordance with their terms. If the fund were unable to liquidate a futures contract or an option on a futures contract due to the absence of a liquid market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the futures contract or option.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities and combine the elements of futures contracts or options with those of debt, preferred equity, commodity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument.

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Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If the fund attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor, and the value of the hybrid instrument may decline substantially if the issuer’s creditworthiness deteriorates. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by any governmental regulatory authority, including the regulators typically associated with the derivatives and securities markets such as the CFTC and the SEC.

Illiquid Investments

Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation or deflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. Two structures are common. While the U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond, many other issuers adjust the coupon accruals for inflation-related changes.

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U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. U.S. TIPS currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of U.S. TIPS is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related securities which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal amount.

In addition, inflation-indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates). The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure, which could result in losses to the fund. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Although inflation-indexed bonds securities may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In general, the value of inflation-protected securities is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in an IPO frequently are very volatile in price (and may, therefore, involve greater risk) due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited availability of information about the issuer. Because of the price volatility of IPO securities, the fund

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may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

There can be no assurance that investments in IPOs will be available to the funds or improve a fund’s performance. At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, to the extent that the number of Putnam Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into an Amended and Restated Master Interfund Lending Agreement by and among each Putnam Fund and Putnam Management (the “Interfund Lending Agreement”) under which a Putnam Fund may lend or borrow money (Putnam money market funds may lend, but not borrow) for temporary purposes directly to or from another Putnam Fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order dated April 10, 2002 (the “Putnam Exemptive Order”) granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral, if any). Such a call would be deemed made if a lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam Fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If (i) the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets,(ii) the fund’s total outstanding borrowings exceed 10% of its total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the fund has outstanding secured Interfund Loans, the fund may borrow through the Interfund Lending Agreement on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam Fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending fund could take possession of collateral that it is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the lending fund. Because Putnam Management provides investment management services to both the lending fund and the borrowing fund, Putnam Management may have a potential conflict of interest in determining whether an Interfund Loan is appropriate for the lending fund and the borrowing fund. The funds and Putnam Management have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.

Inverse Floaters

Inverse floating rate debt securities (or “inverse floaters”) are debt securities structured with variable interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. As a result, inverse floaters may be more volatile and more sensitive to interest rate changes than other types of debt securities with comparable maturities. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Certain inverse floaters may be illiquid.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the Internal Revenue System or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the fund to trade in securities or otherwise execute its investment strategy could have a material adverse impact on the fund’s performance.

The regulatory environment for funds is evolving, and changes in regulation may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and derivatives (including futures) markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such

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transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) that requires each fund (other than Putnam money market funds) to establish a liquidity risk management program. The funds have implemented a liquidity risk management program, and the fund’s Board of Trustees has appointed Putnam Management to administer the program. Under the liquidity risk management program, the liquidity risk of each fund is assessed, managed, and periodically reviewed and each portfolio investment held by each fund is classified as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the fund’s liquidity risk management program. The impact the Liquidity Rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (“EU”), the United Kingdom (“UK”), and some other countries have implemented and are in the process of implementing similar requirements that affect the fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. For example, the U.S. government, the EU, the UK and certain other jurisdictions have adopted mandatory minimum variation (and in some cases initial) margin requirements for bilateral derivatives. Such requirements could increase the amount of margin the fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

In addition, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), regulating the use by registered investment companies of derivatives and many related instruments (e.g. reverse repurchase agreements). Compliance with the Derivatives Rule was required as of August 19, 2022. The Derivatives Rule requires, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Funds that use derivative instruments in a limited amount are not subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, the funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions.

Regulatory changes also may affect counterparty risk. For example, new regulatory requirements may limit the ability of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The CFTC and domestic exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In

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addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Putnam Management and its affiliates or by any sub-adviser and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund. Position limits may adversely affect the fund’s ability to hold positions in certain futures contracts and related options and swaps. A violation of position limits could also lead to regulatory action materially adverse to the fund’s investment strategy.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions on short sales, they could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the fund to execute certain investment strategies and may have a material adverse effect on the fund’s ability to generate returns.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each fund’s investment strategies and operations.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the fund may invest, which costs could be passed along to the fund as an investor in such transactions.

Some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than five percent of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to the fund directly, the costs of compliance, in the case of any securitization within

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the EU risk retention rules in which the fund has invested or is seeking to invest, could be indirectly borne by the fund and the other investors in the securitization.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Because these requirements are relatively new and evolving, their ultimate impact on the fund and the financial system is not yet known. While the rules and regulations like those imposing requirements for margin and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, as noted, the requirements can expose the fund to new kinds of costs and risks.

London Interbank Offered Rate (LIBOR)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”) and may hold fixed-income securities that are downgraded to a lower rating after the time of purchase by the fund. Compared to higher-rated fixed-income securities, lower-rated securities generally offer the potential for higher investment returns but subject holders to greater credit, market and liquidity risk, including the possibility of default or bankruptcy. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values the fund had placed on such securities. The market price of lower-rated securities also generally responds to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated securities to meet its ongoing debt obligations. In

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addition, the market may be less liquid for lower-rated securities than for higher-rated securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent than higher-rated securities by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities, whether or not justified by fundamental factors. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security, changes in the ability of an issuer to make payments of interest and principal or regulation that limits the ability of certain categories of financial institutions to invest in lower-rated securities may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Lower-rated securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Issuers of lower-rated fixed-income securities may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Issuers of lower-rated securities are also often highly leveraged, and their relatively high debt-to-equity ratios increase the risk that their operations may not generate sufficient cash flow to service their debt obligations, especially during an economic downturn or during sustained periods of rising interest rates. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by issuers of lower-rated securities is significantly greater than for issuers of higher-rated securities because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such

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securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in lower-rated securities, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in higher-rated securities

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war), and factors related to a specific issuer, geography, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes may cause fluctuations in markets and securities prices. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the U.S. Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the fund are difficult to predict. For example, Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia and Russian individuals. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in

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the devaluation of the ruble, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, the extent and duration of the military action associated with Russia’s invasion of Ukraine, resulting sanctions and resulting future market disruptions, including declines in Russian stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any disruptions caused by such military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. These and any related events could have a significant impact on fund performance and the value of an investment in the fund.

Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets, and may result in significant market volatility, exchange trading suspensions or closures, or a substantial economic downturn or recession. Those events, as well as other changes in foreign and domestic economic and political conditions, also could disrupt the operations of the fund or its service providers or adversely affect individual issuers or related groups of issuers, interest rates, credit ratings, default rates, inflation, supply chains, consumer demand, investor sentiment, and other factors affecting the value or liquidity of the fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; higher levels of unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. These impacts have negatively affected, and may continue to negatively affect, the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic also has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policies changes, may affect the value, volatility, and liquidity of some securities and other assets. Health crises caused by the COVID-19 pandemic may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The foregoing could impair the fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the fund’s service providers, adversely affect the value and liquidity of the fund’s investments, and negatively impact the fund’s performance and your investment in the fund. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a fund’s investments.

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Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets, contribute to overall market volatility and adversely affect the values of the fund’s investments.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on global currency and financial markets, and on the values of the fund’s investments. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. To the extent the fund has focused its investments in a particular country, region or market, adverse geopolitical and other events impacting that country, region or market could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of

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individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is usually sold on a discounted basis rather than as an interest-bearing instrument. Unlike some other debt obligations, commercial paper is typically unsecured, which increases the credit risk associated with this type of investment. In some cases, commercial paper may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. Commercial paper also may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Certificates of deposit may include those issued by foreign banks outside the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-

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denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam Funds may invest in bankers’ acceptances without regard to this requirement.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities and securities that reflect an interest in reverse mortgages, represent a participation in, or are secured by, mortgage loans or otherwise are secured by real estate related collateral. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may not be guaranteed or insured by the U.S. government, such as those issued by Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities typically pass through to the holders of the mortgage-backed securities or serve as the source for payments on the mortgage-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property and receivables from credit card agreements. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may or may not be guaranteed or insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers.

Mortgage-backed securities may have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment or refinancing of the underlying mortgage loans or the foreclosure of collateral securing the underlying mortgage loans. If property owners make unscheduled prepayments on their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed

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securities in an investment that provides as high a yield as those mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

The fund may invest in mortgage-backed securities that represent pools of mortgage loans with variable rates of interest (such loans, “ARMs”). Adjustable-rate mortgage-backed securities, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities are collateralized by or represent interests in ARMs. Interest rates for ARMs are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of ARMs these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. The market value of an adjustable-rate mortgage-backed security may be adversely affected if interest rates increase faster than the rates of interest payable on the ARMs underlying the security. Also, some ARMs are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the ARM. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The fund may also invest in mortgage-backed securities that represent pools of “hybrid” ARMs, underlying mortgages that combine fixed-rate and adjustable rate features. A hybrid ARM is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. During the initial interest period, hybrid ARMs behave more like fixed-rate mortgage loans. All hybrid ARMs have a reset date, the date on which a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding a security backed by that hybrid ARM does not benefit from further increases in interest rates.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

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At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause greater losses on securities purchased at a premium than securities that are not purchased at a premium. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk, depending on whether they are issued, or are guaranteed or insured, by agencies or instrumentalities of the U.S. government or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed and asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed and asset-backed securities., There can be no assurance that in the future the market for mortgage-backed and asset-backed securities will continue to improve and become more liquid.

Mortgage-related securities include, among other things, securities that reflect an interest in a pool of reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. A homeowner must be age 62 or older to qualify for a reverse mortgage but is not necessarily required to have any minimum income. Generally, the homeowner is not required to pay interest or repay principal on the loan until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages (known as home equity conversion mortgages), which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage or by a combination of types of reverse mortgages. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for these loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may also be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. As a result, investors (which may include the fund) in notes issued by reverse mortgage trusts (“RMTs”) may be deprived of payments to which they are entitled. This could result in losses to the fund. Investors, including the fund, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the fund incurring costs and expenses associated with such actions.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities (such as Freddie Mac, Fannie Mae, or Ginnie Mae), these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. CMOs may also be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are

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generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (interest only or “IOs”), while the other class will receive all of the principal (principal only or “POs”). The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the stripped mortgage-backed security’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Generally, the market value of POs is unusually volatile in response to changes in interest rates. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

The value of asset-backed securities may be substantially dependent on the servicing of the underlying assets, and asset-backed securities are therefore subject to risks associated with negligence by, or defalcation of, the servicers of those assets. These risks may be heightened in the case of an asset-backed security collateralized by the fees earned by the servicer, as the servicer may have a reduced financial incentive to provide appropriate servicing. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

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Consistent with the fund’s investment objective and policies, the fund may invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Options on Securities

Writing covered options. The fund may write (i.e., sell) covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price, regardless of the security’s market price; put options written by the fund give the purchaser the right to sell the underlying securities to the fund at a stated exercise price, regardless of the security’s market price.

The fund will receive a premium from writing a put or call option, which increases the fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. If such a price decline occurs, the put option will permit the fund to sell the security at the higher exercise price or to close out the option at a profit. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise

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price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. If such a price increase occurs, a call option will permit the fund to purchase the securities at the exercise price or to close out the option at a profit. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations. Although the fund may be able to offset to some extent any adverse effects of being unable to terminate an option position, the fund may experience losses in some cases as a result of such inability.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of

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an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

The fund may use both European-style options, which are only exercisable at a specific expiration time on the expiration date, and American-style options, which are exercisable at any time prior to the expiration date. Since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC” options). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options. OTC options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and other countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

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Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Under ordinary circumstances, preferred stock does not carry voting rights. As with all equity securities, the value of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. The value of preferred stocks is particularly sensitive to changes in interest rates and is more sensitive to changes in an issuer’s creditworthiness than is the value of debt securities. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions, which can limit the benefit to investors of a decline in interest rates. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Additionally, if the issuer of preferred stock experiences economic or financial difficulties, its preferred stock may lose value due to the reduced likelihood that its board of directors will declare a dividend. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued on debt or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value may be dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current market price of the underlying security. Because of the conversion feature, the market value of a convertible security will normally fluctuate in some proportion to changes in the market value of the underlying security, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions.

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A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. There can be no assurance that a liquid market will exist for any such security at any particular time, and a security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. In addition, market quotations for these securities are less readily available. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the fund’s net asset value. As a result, the judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities, and the fair value prices determined for the fund could differ from those of other market participants.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Disposing of these securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering these securities for resale and the risk of substantial delay in effecting the registration. Since the offering is not registered with the SEC, investors in a private

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placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the fund’s own expenses.

Investing in REITs may involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (“hybrid REITs”). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus

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may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency, borrower default or self-liquidation. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. Issuers of redeemable securities are generally more likely to exercise a “call” option in periods when interest rates are below the rate at which the original security was issued. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Repurchase Agreements

Each fund may invest in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is generally considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

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The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable or unwilling to close out the repurchase agreement in accordance with its terms or the parties disagree as to the meaning or application of those terms. In such an event, the fund may be subject to expenses, delays, and risk of loss, including: (i) possible declines in the value of the underlying security while the fund seeks to enforce its rights under the agreement; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. The fund is also subject to the risk that the repurchase agreement instrument may not perform as expected.

Pursuant to no-action relief granted by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets to another party subject to an agreement by the fund to repurchase the same assets from that party at an agreed upon price and date. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on the assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the assets. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged.

When entering into a reverse repurchase agreement, the fund bears the risk of delay and costs involved in recovery of securities if the initial purchaser of the securities fails to return the securities upon repurchase or fails financially. These delays and costs could be greater with respect to foreign securities. Although securities repurchase transactions are generally marked to market daily, the fund also faces the risk that securities subject to a reverse repurchase transaction will decline quickly in value, and the fund will remain obligated to repurchase those securities at a higher price, potentially resulting in a loss. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be

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continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. Passive ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries, though unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs also are subject to the risk that the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts or interruptions due to policies of the relevant exchange, unusual market conditions or other reasons. There can be no assurance that shares of a closed-end investment company or ETF will continue to be listed on an active exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

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Short Sales

The fund may engage in short sales of securities and/or currencies either as a hedge against potential declines in value of a portfolio security or currency or to realize appreciation when a security or currency that the fund does not own declines in value. Short sales are transactions in which the fund sells a security or currency it does not own to a third party by borrowing the security or currency in anticipation of purchasing the same security or currency at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security or currency declines between the date of the short sale and the date on which the fund replaces the borrowed security or currency; and the fund will incur a loss if the price of the security or currency increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security or currency sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund's successful use of short sales is subject to Putnam Management's ability to accurately predict movements in the market price of the security or currency sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security or currency sold short and to changes in the value of securities or currencies purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If a request for return of borrowed securities occurs at a time when other short sellers of the securities are receiving similar requests, a “short squeeze” can occur, and the fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the security lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund's investment strategies.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund's maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

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Short-Term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

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Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “-Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be

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calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the fund.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations to the counterparty. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

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A protection buyer may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap are generally required to post collateral to each other. If the fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may purchase and write (sell) put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “-Options on Securities.”

Many over-the-counter derivatives (including many swaps) are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the fund’s NAV.

Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, a territory or possession of the United States, the District of Columbia, Puerto Rico, Guam and their political subdivisions (for example, counties, cities, towns, villages, districts and authorities), agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include to refund of outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities in anticipation of the receipt of revenue or the issuance of other obligations.

Tax-exempt Securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Tax-exempt Securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, payment-in-kind and step-coupon securities and may be privately placed or publicly offered.

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Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects of privately-owned entities, such as privately - operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “-Zero-coupon and Payment-in-kind Bonds,” “-Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

Even though Tax-exempt Securities are interest-bearing investments that promise a stable flow of income, their prices are generally inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Tax-exempt Securities with longer remaining maturities typically fluctuate more than those of similarly rated Tax-exempt Securities with shorter remaining maturities. The values of Tax-exempt Securities also may be affected by changes in their actual or perceived credit quality. The credit quality of Tax-exempt Securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers. In addition, Tax-exempt Securities may be harder to value than securities issued by corporations that are publicly traded.

The secondary market for some Tax-exempt Securities issued within a state (including issues that are privately placed with the fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the Tax-exempt Securities in which the fund may invest. The market for Tax-exempt Securities rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

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Tax-exempt Securities Issued by the Commonwealth of Puerto Rico. Tax-exempt Securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has recently experienced (and may in the future experience) significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the fund’s investments in Puerto Rico Tax-Exempt Securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the fund’s investments in Puerto Rico Tax-exempt Securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed. Proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of a Fund’s investments in Puerto Rico municipal securities. These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the fund nonetheless still subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Tender option bonds. The fund may invest in tender option bonds (“TOBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a TOB. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the TOB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of TOBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. TOBs are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying bond. Generally, coupon income on TOBs will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of periodic payments by tobacco companies made under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share in settlement of certain smoking-related litigation. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, the spread of local ordinances restricting smoking in public places, and increases in the use of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products, and smokeless tobacco).

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may

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also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment is a right acquired by the fund to sell up to the principal amount of such Tax-exempt Securities back to the seller or a third party (typically an institution such as a bank or broker-dealer) at an agreed-upon price or yield within specified periods prior to their maturity dates. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments when determining the fund’s net asset value. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-exempt Securities of the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “-Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

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Municipal leases may be subject to greater risks than general obligation or revenue bonds. Although lease obligations do not constitute general obligations of the municipality, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult. If a municipality does not fulfill its payment obligation, it may be difficult to sell the lease obligation and the proceeds of a sale may not cover the fund’s loss.

In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds. Moreover, such leases may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the fund’s original investment.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal bonds in the same manner.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. However, a fund may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. In implementing temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. When the fund takes temporary defensive positions, the fund may miss out on investment opportunities, and the fund may not achieve its investment objective. In addition, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

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Warrants

The fund may invest in or acquire warrants, which are instruments that give the fund the right (but not the obligation) to purchase certain securities from an issuer at a specific price (the “strike price”) until a stated expiration date. The purchase of warrants involves the risk that the effective price paid for the warrant added to the strike price of the underlying security may exceed the value of the security’s market price, such as when there is no movement in the level of the underlying security. Also, the strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

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The market for zero-coupon and payment-in-kind bonds may be limited, making it difficult for the fund to value them or dispose of its holdings quickly at an acceptable price.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam Funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally,

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stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, certain corporations are no longer subject to the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s

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basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

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Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a

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share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

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If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

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Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related

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dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or

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business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	103	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	103	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a director of publicly traded companies Buckeye Partners, LP, UNS Energy Corporation, CVR Energy Company and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	103	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	103	Director of Yale-NUS College; and Trustee of Yale University.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Kenneth R. Leibler (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018 and Chair since 2018	Vice Chairman Emeritus of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	103	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Jennifer Williams Murphy (Born 1964), Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	103	Previously, a Director of Western Asset Mortgage Capital Corporation.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee

Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	103	Member of the Investment Committee of the Bush Foundation, a non-profit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

George Putnam III (Born 1951), Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	103

Director of The Boston Family Office, LLC, a registered investment advisor; Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, chief operating officer and global managing director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. board of directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	103	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	103	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

Interested Trustees
*Robert L. Reynolds (Born 1952), Trustee since 2008	President and Chief Executive Officer of Putnam Investments; member of Putnam Investments’ Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors.	103	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman, Board of Directors at the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

3 The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds. As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds and 7 exchange-traded funds. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were elected to the Board of Trustees of Putnam ETF Trust effective as of January 11, 2023. Each Trustee listed in the table above serves as Trustee of each fund in the Putnam funds complex.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and the President of your fund and each of the other funds in the Putnam funds complex.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2022, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, skills and attributes, including diversity of background, experience, and views, that it determines would most benefit the funds in the Putnam funds complex at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the funds in the Putnam funds complex, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Independent Trustees

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

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Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy -- Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai -- Ms. Pillai’s experience as Vice President, Chief Investment Officer, and Treasurer of a global food company, her experience in similar positions at a global engineering company, and her experience in corporate and operational finance roles at a global consumer products company.

George Putnam III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen – Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as director of public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

Officers

The other officers of the fund, in addition to Robert L. Reynolds, the fund’s President, are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management

(2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016

Chief Compliance Officer and Chief Risk Officer, Putnam Investments, and Chief Compliance Officer, Putnam Management (2016 – Present).

Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).

Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Richard T. Kircher (Born 1962) Vice President and BSA Compliance Officer	Since 2019	Assistant Director, Operational Compliance, Putnam Investments and Putnam Retail Management (2015 – Present). Sr. Manager, Operational Compliance, Putnam Investments and Putnam Retail Management (2004-2015).
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Investments and Putnam Management.

Susan G. Malloy (Born 1957) Vice President and Assistant Treasurer	Since 2007	Head of Accounting, Middle Office Services, Putnam Investments and Putnam Management.

Mark C. Trenchard (Born 1962) Vice President	Since 2002	Director of Operational Compliance, Putnam Investments and Putnam Retail Management.
Alan G. McCormack[5] (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Investments.
Martin Lemaire[5] (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Investments (2020 – Present). Risk Analyst, Putnam Investments (2016 – 2020).
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1The address of each Officer is 100 Federal Street, Boston, MA 02110.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

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4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund and Putnam Money Market Fund.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls

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employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, the performance of each fund’s internal audit function, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence, and the review of Putnam Management’s oversight of the funds’ significant other service providers (unless another committee, or the Board, has this responsibility). The Committee also oversees all dividends and distributions by the funds by making recommendations to the Trustees regarding the amount and timing of dividends and distributions paid by the funds, and determining such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Domotorffy, Murphy, and Pillai.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees Putnam Management’s voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees. The current members are Ms. Baumann (Chair), Dr. Hill, and Messrs. Leibler and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Ahamed (Chair), Leibler and Putnam, and Mses. Baumann and Sutphen.

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Contract Committee. The Contract Committee reviews and evaluates arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide certain material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Putnam (Chair), Ahamed and Leibler, and Mses. Baumann and Sutphen.

Exchange-Traded Fund Committee. The Exchange-Traded Fund Committee is responsible for assisting the Trustees in their oversight of the funds that are ETFs. The Committee reviews matters arising from time to time relating to the ETFs that are not otherwise within the general subject matter purview of another committee, including, but not limited to: (i) service provider relationships that are specific to the ETFs, (ii) business, industry, legal, and regulatory matters that are specific to the ETFs, (iii) proposals relating to new ETFs, and (iii) transactions involving ETFs. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The current members are Messrs. Ahamed (Chair) and Leibler, Dr. Hill, and Mses. Domotorffy, Murphy, and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. The current members of Investment Oversight Committee A are Mses. Domotorffy (Chair), Murphy and Sutphen, and Messrs. Ahamed, Reynolds, and Singh, and the current members of Investment Oversight Committee B are Dr. Hill (Chair), Messrs. Leibler and Putnam, and Mses. Baumann and Pillai.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the funds in the Putnam funds complex and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by the fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Domotorffy, Murphy, and Pillai.

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Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes

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brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Retirement Advantage Funds, Putnam Sustainable Retirement Funds, Putnam Ultra Short MAC Series, and Putnam Short Term Investment Fund: As of July 1, 2023, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2024 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other funds in the Putnam funds complex, each of which bears an allocated share of the foregoing costs, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

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The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam

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Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

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• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

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“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services

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from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

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For those funds sub-advised by PIL and where PIL places trades on behalf of those funds, the rules of the United Kingdom’s Financial Conduct Authority (the “FCA Rules”) apply with respect to the receipt of investment research. Under the FCA Rules, PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e., from its own resources) to acquire external research used by London-based personnel, including fixed income personnel, except with respect to Minor Non-Monetary Benefits.

Minor Non-Monetary Benefits include, among other categories:

•	Research from independent research providers who are not engaged in execution services and are not part of a financial services group that offers execution or brokerage services;

•	Research on listed and unlisted small and medium-sized enterprises with a market capitalization below £200 million;

•	Research focusing on fixed income, currency, and commodity investment strategies; and

•	Written research that is openly available to other firms or to the general public.

PIL may use soft dollar commissions generated by trades of Putnam Management and other Putnam affiliates other than PIL to obtain research received by employees of PIL that qualify as a Minor Non-Monetary Benefit.

Principal Underwriter

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam Funds (other than Putnam Multi-Asset Income Fund, which does not have a principal underwriter). Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

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The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at 100 Federal Street, Boston, MA 02110, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

For all funds other than the Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam Retirement Advantage Funds, the fees paid to Putnam Investor Services with respect to class A, class C, class R, class R3, class R4, class R5, class R6 and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to each such class of shares.

For the Putnam Sustainable Retirement Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

As of July 1, 2023, except with respect to Putnam Ultra Short MAC Series, Sustainable Retirement Funds and the Putnam Retirement Advantage Funds, Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2024, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

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Other than for the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

For all funds other than the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the Putnam Ultra Short MAC Series, no fee will be paid to Putnam Investor Services for investor-servicing related services.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July,

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Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

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Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account that is applicable for funds other than Putnam Ultra Short MAC Series. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam Funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Each fund (other than Putnam Ultra Short MAC Series) pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

For each fund other than Putnam Ultra Short MAC Series, an investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Investor Services receives a Reinstatement Certificate or equivalent instructions which identify a specific redemption eligible for the reinstatement privilege. Putnam Investor Services may, in its discretion, accept such Certificate or equivalent instructions within 30 days following confirmation of an investment that qualifies for the reinstatement privilege. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight -year

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period for conversion to class A shares. Reinstatements into class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 for shares of the same class of a different Putnam fund between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges between accounts in different Putnam funds with identical registrations that are in the same class of shares promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam Funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Ultra Short Duration Income Fund into another Putnam Fund may be subject to an initial sales charge. Class A shares of a Putnam Fund may be exchanged for class N shares of other Putnam Funds, if available. Class N shares of a Putnam Fund may be exchanged for class A shares of other Putnam Funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Except as set forth below, exchanges between share classes of the same Putnam fund are not allowed.

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Class A shareholders who are eligible to purchase class I (Putnam Mortgage Opportunities Fund only), class N, class R5, class R6 or class Y shares may exchange their class A shares for class I, class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

Class I shareholders of Putnam Mortgage Opportunities Fund who are eligible to purchase class A, class R6 or class Y shares may exchange their class I shares for class A, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R6 shares, are available through the relevant retirement plan, advisory program or platform.

Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R3, class R4, class R5 or class R6 shares may exchange their class R shares for class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, R4 and R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R3 shareholders who are eligible to purchase class R, class R4, class R5 or class R6 shares may exchange their class R3 shares for class R, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R4 shareholders who are eligible to purchase class R, class R3, class R5 or class R6 shares may exchange their class R4 shares for class R, class R3, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class R, class R3, class R4 or class R6 shares may exchange their class R5 shares for class R, class R3, class R4 or class R6 of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

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Class R6 shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class R, class R3, class R4, class R5 or class Y shares may exchange their class R6 shares for class A, class I, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class C, class N, class R3, class R4, class R5 or class R6 shares may exchange their class Y shares for class A, class I, class C, class N, class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, class R4 and class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

For each fund other than Putnam Ultra Short MAC Series, shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam Fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam Funds are not available to residents of all states.

Shareholders of other Putnam Funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below, which apply to each fund other than Putnam Ultra Short MAC Series, are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

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Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam Funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing

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agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, Putnam Ultra Short Duration Income Fund, Putnam Ultra Short MAC Series and Putnam Short Duration Bond Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, within a specified period of time. If Putnam Management’s Compliance Department determines that an investor is engaging in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

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DERIVATIVE ACTIONS

The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing or maintaining any court action, proceeding or claim on behalf of a fund, a shareholder must first make a demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the fund or, alternatively in their sole discretion, may submit the matter to a vote of fund shareholders. Any such determination made by the Trustees in good faith shall be binding on all fund shareholders. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust, which is on file with the SEC.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other funds in the Putnam funds complex that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

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Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	No later than 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	Last business day of the month after the end of each month. Approximately 15 days after the end of each month.

For Putnam Ultra Short Duration Income Fund and Putnam Ultra Short MAC Series, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	On or after 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Large Cap Value Fund, Putnam Emerging Markets Equity Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam International Value Fund, Putnam Core Equity Fund, Putnam Small Cap Growth Fund, George Putnam Balanced Fund, Putnam Focused International Equity Fund, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, and Putnam Sustainable Leaders Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the end of each calendar quarter.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

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Information (1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the end of each month.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

(1)	Putnam mutual funds that are not currently offered to the general public (such as Putnam Short Term Investment Fund, Putnam Dynamic Asset Allocation Equity Fund, and Putnam Multi-Asset Income Fund) do not post portfolio holdings on the Putnam Investments website, except to the extent required by applicable regulations. Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds invest solely in other funds in the Putnam funds complex. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited, FinDox) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

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The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

In addition, Putnam Management offers model separately managed account portfolios to sponsoring broker-dealers that in turn offer those portfolios to their customers. Putnam Management also provides investment advisory services to retail separately managed account clients through managed account programs sponsored by broker-dealers and other financial intermediaries (together, “SMAs”). The SMA portfolios may follow investment programs that are similar or identical in material respects to those of specific Putnam funds or other client accounts and, as a result, there may be substantial overlap between the securities holdings and transactions of an SMA portfolio and those of any similarly managed funds or accounts. When Putnam Management makes changes to an SMA portfolio, it communicates those changes to sponsoring broker-dealers, and these communications include certain non-public portfolio holdings information and trading instructions. Putnam Management typically provides these changes to sponsoring broker-dealers at the same time that it instructs its trading desk to place trades to effect the same changes for any similarly managed funds or accounts. As a result, it is possible that a broker-dealer offering an SMA portfolio to its clients, or the clients themselves, may be able to infer the portfolio holdings of any Putnam fund or client account that is managed similarly to the SMA portfolio and may use this information for their own benefit, which could negatively impact the fund’s or client account’s ability to execute purchase and sale transactions or the price at which those transactions may be executed. To protect against these risks, Putnam Management’s agreements with broker-dealers sponsoring SMA portfolios contain confidentiality provisions aimed at preventing the misuse of non-public portfolio holdings information. Furthermore, while Putnam Management typically provides sponsoring broker-dealers with trading instructions for SMA portfolios on a real-time basis, Putnam Management only releases full SMA portfolio holdings to current and prospective sponsoring broker-dealers in accordance with the portfolio holdings release schedule used for its funds.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to

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prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures. Putnam Management has retained an independent proxy voting service to assist in vote analysis, implementation, recordkeeping and reporting services. The proxy voting guidelines summarize Putnam Management’s positions on various issues of concern to investors and provide direction to the proxy voting service as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of Putnam Management personnel and the proxy voting service in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management, and describe the procedures for handling potential conflicts of interest. Putnam Management’s proxy voting guidelines and procedures are included in this SAI as Appendix A. The Trustees will review the funds’ proxy voting from time to time and will review annually Putnam Management’s proxy voting guidelines and procedures. Information regarding how the funds’ proxies relating to portfolio securities were voted during the 12-month period ended June 30, 2022 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain Putnam Management’s proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

VOTING PROXIES OF UNDERLYING FUNDS OF A FUND OF FUNDS

When a Putnam Fund (a “fund-of-funds”) invests in an underlying fund in the Putnam funds complex (an “underlying fund”), the fund-of-funds will generally vote any proxies of the underlying fund in a manner consistent with the recommendation of the Trustees of the underlying fund. A fund-of-funds does not intend to vote proxies of the underlying fund in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”) or to “pass-through” proxy voting to the fund-of-funds’ shareholders unless otherwise required by applicable law or regulations.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

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Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also

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will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
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c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

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RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations, typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

January 27, 2023

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.

1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

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Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Investment Division and the Sustainability Strategy group. The heads of the Investment Division appoint the members of the Proxy Committee from the Investment Division. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Voting Team. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
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6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.
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2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

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Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with representatives of the Investment Division as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including from the Investment Division and Sustainability Strategy group. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division or Sustainability Strategy Group may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client
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accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. The Proxy Voting Team will provide the information contained in each Conflict of Interest Disclosure Form to The Office of the Trustees of The Putnam Funds prior to the submission of any related vote.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
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All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

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Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

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A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

➢	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

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➢	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

➢	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
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•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

➢	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

➢	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

➢	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
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Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

➢	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

➢	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

➢	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

➢	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

➢	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

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Ratification of Auditors

➢	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.

➢	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
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➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

➢	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

➢	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

➢	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.
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•	Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

➢	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

➢	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to

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executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
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➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

➢	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

➢	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

➢	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size
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or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

➢	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

➢	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

➢	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

➢	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

➢	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

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➢	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

➢	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

➢	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

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➢	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

➢	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting
o	including time guidelines for shareholder questions
o	rules around what types of questions are allowed
o	and rules for how questions and comments will be recognized and disclosed to meeting participants
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o	the manner in which appropriate questions received during the meeting will be addressed by the board
•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and
•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

Putnam may vote against proposals that do not meet these criteria.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

➢	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

➢	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

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➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer
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group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

➢	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

➢	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

➢	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)
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Putnam will vote on a case-by-case basis on approving such compensation arrangements.

➢	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

➢	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

➢	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

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Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

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➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

➢	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

➢	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

➢	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany),
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authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

➢	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

➢	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

➢	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

➢	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

➢	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

➢	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

➢	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
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➢	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;
•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)
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➢	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

Matters Relating to Board of Directors

Uncontested Board Elections

Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

➢	Putnam will vote against the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

➢	Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia

➢	Putnam will vote against the entire board of directors if

~~•~~	fewer than a majority of the directors are independent, or

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•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

Brazil

➢	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

➢	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

➢	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

➢	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

➢	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

➢	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

➢	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.
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Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)

➢	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany

➢	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢	Putnam will vote against the Supervisory Board if
o	the board has not established an audit committee comprising an Independent chair.
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o	the audit committee chair serves as board chair.
o	the board contains more than two former management board members.
➢	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

➢	Putnam’s guidelines regarding board Nominating Committees will not apply

➢	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

➢	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

August 30, 2023	II-166

➢	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

➢	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

➢	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

➢	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

➢	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

August 30, 2023	II-167

➢	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)

➢	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

•	REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

➢	Putnam will generally vote for the election of Executive Director
➢	Putnam will generally vote for the election of Supervisory Directors

August 30, 2023	II-168

Commentary:

Definition of outside director and independent director:

•	The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.)

August 30, 2023	II-169

and may consider other business relationships that would affect the independence of an outside director.

➢	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

Malaysia

➢	Putnam will vote against the entire board of directors if:
•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets – Finland, Norway, Sweden

➢	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)
•	An executive director is a member of the board. (Norway)

August 30, 2023	II-170

Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•	The audit committee is not majority independent. (Norway)

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•	The remuneration committee is not majority independent of the company. (Finland)
•	The remuneration committee does not consist fully of non-executive directors. (Finland)
•	The remuneration committee is not fully independent of management (Norway)
•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•	An executive is a member of the nomination committee. (Finland)

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)
•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•	The external committee does not meet best practice based on Glass Lewis analysis. (Finland)
•	The external committee is not majority independent of the board and management. (Norway)
•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•	There is insufficient disclosure provided for new nominees (Norway)
•	An executive is a member of the committee. (Norway)
August 30, 2023	II-171

Russia

➢	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore

➢	Putnam will vote against from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior

August 30, 2023	II-172

employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

➢	Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

All other jurisdictions

➢	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
o	Putnam will vote against the entire board of directors if
➢	fewer than a majority of the directors are independent directors, or
➢	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

August 30, 2023	II-173

Additional Commentary regarding all Non-US jurisdictions:

Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

➢	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
➢	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

➢	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

➢	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

August 30, 2023	II-174

➢	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

➢	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

➢	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

➢	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

August 30, 2023	II-175

➢	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

➢	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

➢	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

➢	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

August 30, 2023	II-176

➢	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢	Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢	Putnam will vote for proposals to abolish the retirement bonus system

➢	Putnam will vote for board-approved director/officer indemnification proposals

➢	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

August 30, 2023	II-177

➢	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

➢	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
August 30, 2023	II-178

➢	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

➢	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

➢	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

August 30, 2023	II-179

Taiwan

➢	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

➢	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢	Putnam will vote for proposals renewing partial takeover provisions.

➢	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

➢	Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.
August 30, 2023	II-180

Exhibit B to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:____________________________________________

2.	Date of Meeting: ___________________________________________

3.	Referral Item(s): ____________________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________
a.	_____________________________________________________________

5.	Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

__ _________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

August 30, 2023	II-181

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name: _______________________

2.	Date of Meeting: _______________________

3.	Referral Item(s): ___________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None___________________________

5.	Describe procedures used to address any conflict of interest: N/A_________

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

None________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

August 30, 2023	II-182

Appendix B

August 30, 2023	II-183

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Mortgage Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

14 Mortgage Opportunities Fund

The fund’s portfolio 5/31/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (294.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.2%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 6/1/53	$8,000,000	$7,768,966
4.00%, TBA, 6/1/53	6,000,000	5,701,534
4.00%, 1/20/50	21,987	21,094
3.00%, TBA, 6/1/53	6,000,000	5,395,684
		18,887,278
U.S. Government Agency Mortgage Obligations (288.8%)
Uniform Mortgage-Backed Securities
6.00%, TBA, 6/1/53	16,000,000	16,183,125
5.50%, TBA, 7/1/53	74,000,000	73,942,184
5.50%, TBA, 6/1/53	74,000,000	73,950,857
5.00%, TBA, 7/1/53	302,000,000	297,481,808
5.00%, TBA, 6/1/53	403,000,000	396,907,768
4.50%, TBA, 7/1/53	50,000,000	48,402,340
4.50%, TBA, 6/1/53	128,000,000	123,849,997
3.50%, TBA, 6/1/53	6,000,000	5,504,531
2.00%, TBA, 6/1/53	8,000,000	6,577,813
		1,042,800,423
Total U.S. government and agency mortgage obligations (cost $1,067,447,383)		$1,061,687,701

MORTGAGE-BACKED SECURITIES (88.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (35.2%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5043, IO, 5.00%, 11/25/50	$1,747,812	$398,360
REMICs Ser. 4980, Class KI, IO, 4.50%, 6/25/50	26,897	5,747
REMICs Ser. 4976, Class MI, IO, 4.50%, 5/25/50	2,915,073	627,705
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	6,610,339	1,531,855
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	108,771	14,184
REMICs Ser. 4949, IO, 4.00%, 1/25/50	13,350,872	2,901,258
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	257,298	41,683
REMICs Ser. 4425, IO, 4.00%, 1/15/45	133,297	19,583
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	28,789	5,603
REMICs Ser. 4403, Class CI, IO, 4.00%, 10/15/44	85,756	16,477
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	174,030	24,986
REMICs Ser. 4425, Class WI, IO, 4.00%, 3/15/43	99,101	6,713
REMICs Ser. 4386, Class LI, IO, 4.00%, 2/15/43	1,128	57
REMICs Ser. 4694, Class GI, IO, 4.00%, 2/15/43	1,552	39
REMICs Ser. 5065, Class MI, IO, 3.50%, 1/25/51	3,593,532	630,988
REMICs Ser. 5018, IO, 3.50%, 10/25/50	11,636,642	1,983,509
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	8,417,531	1,668,476
REMICs Ser. 5172, Class KI, IO, 3.00%, 12/25/51	6,737,235	1,185,888
REMICs Ser. 5160, Class IW, IO, 3.00%, 10/25/50	3,911,735	449,592
REMICs Ser. 5119, Class IB, IO, 3.00%, 6/25/41	5,375,489	610,118
REMICs Ser. 5274, IO, 2.50%, 1/25/51	14,939,855	2,318,034
REMICs Ser. 5034, Class IJ, IO, 2.50%, 11/25/50	13,584,068	2,117,756
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.993%, 8/15/56	7,060,314	892,212
REMICs IFB Ser. 4979, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.912%, 6/25/50	2,258,225	256,611
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.912%, 12/25/49	5,093,989	568,285
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.912%, 9/25/49	1,932,906	211,667
REMICs IFB Ser. 4631, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.893%, 11/15/46	28,962,623	3,446,659
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.862%, 12/25/49	1,809,109	237,231
Federal National Mortgage Association
REMICs Ser. 17-8, IO, 6.00%, 2/25/47	412,677	93,541
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	46,663	7,974
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	212,236	46,249
REMICs Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	575,364	98,725
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	138,670	25,578

Mortgage Opportunities Fund 15

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	$3,521,589	$832,252
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	2,488,534	565,644
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	2,691,244	553,912
REMICs Ser. 20-98, Class OI, IO, 4.50%, 1/25/51	10,636,604	2,442,497
REMICs Ser. 20-50, IO, 4.50%, 3/25/50	6,648,611	1,542,741
REMICs Ser. 21-17, Class GI, IO, 4.00%, 2/25/51	2,223,029	413,122
REMICs Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	311,386	46,352
REMICs Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	288,447	33,411
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	5,745,905	995,421
REMICs Ser. 21-8, Class ID, 3.50%, 3/25/51	7,613,913	1,537,568
REMICs Ser. 21-5, Class PI, IO, 3.50%, 2/25/51	3,123,208	554,871
REMICs Ser. 21-25, Class HI, 3.50%, 7/25/50	2,379,673	366,239
REMICs Ser. 20-99, Class IB, IO, 3.50%, 5/25/50	9,455,151	1,741,639
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	35,519	4,864
REMICs Ser. 21-94, Class AI, IO, 3.00%, 1/25/52	2,404,336	393,932
REMICs Ser. 22-13, Class CI, IO, 3.00%, 12/25/51	15,473,759	2,190,009
REMICs Ser. 21-67, Class IG, IO, 3.00%, 10/25/51	3,721,531	571,104
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	24,330	3,124
REMICs Ser. 22-13, IO, 2.50%, 12/25/51	7,933,396	1,034,169
REMICs Ser. 21-3, Class IB, IO, 2.50%, 2/25/51	11,308,857	1,861,777
REMICs Ser. 21-3, Class NI, IO, 2.50%, 2/25/51	24,667,512	3,415,052
REMICs Ser. 21-42, Class EI, IO, 2.00%, 3/25/51	17,172,169	2,280,464
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.962%, 11/25/46	893,845	75,315
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.962%, 11/25/46	2,210,110	176,174
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.962%, 5/25/39	1,828,067	136,041
REMICs IFB Ser. 19-58, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.912%, 10/25/49	10,679,051	1,210,762
REMICs IFB Ser. 16-54, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.862%, 8/25/46	3,573,890	363,250
REMICs IFB Ser. 11-126, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.862%, 12/25/41	3,344,451	339,088
REMICs IFB Ser. 22-43, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 5.40%), 0.427%, 7/25/52	17,358,779	1,287,211
REMICs IFB Ser. 22-49, Class SD, IO, ((-1 x US 30 Day Average SOFR) + 5.30%), 0.327%, 8/25/52	31,980,362	1,593,671
Government National Mortgage Association
Ser. 16-164, IO, 6.50%, 12/20/46	529,066	84,192
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	30,555	5,265
Ser. 21-176, Class IK, IO, 5.50%, 10/20/51	2,258,844	416,825
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	304,868	64,923
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	406,417	75,744
Ser. 14-132, IO, 5.00%, 9/20/44	679,695	143,035
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	4,799,137	982,101
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	83,603	17,034
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	8,062	1,593
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	446,922	83,293
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	47,378	9,230
Ser. 21-209, Class TG, IO, 4.50%, 11/20/51	7,801,352	1,397,986
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	150,127	26,904
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	94,596	17,082
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	324,533	43,876
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	21,464	3,793
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	15,381	2,670
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	628,938	116,228
Ser. 21-162, Class IO, IO, 4.00%, 9/20/51	3,926,207	700,043
Ser. 17-104, Class GI, IO, 4.00%, 7/20/47	1,874,848	331,795
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	29,081	4,596
Ser. 18-72, Class IC, IO, 4.00%, 5/20/45	1,597,894	250,614
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	73,385	13,591
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	23,336	3,085
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	2,133,956	266,574
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	46,085	1,636
Ser. 20-32, Class IA, IO, 3.958%, 3/16/47 W	2,696,308	427,888

16 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 21-214, Class DI, IO, 3.50%, 12/20/51	$10,408,032	$1,506,512
Ser. 21-177, Class IG, IO, 3.50%, 10/20/51	23,083,820	3,115,457
Ser. 22-34, Class IV, IO, 3.50%, 3/20/51	13,950,016	2,335,372
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	2,526,341	456,621
Ser. 20-74, Class BI, IO, 3.50%, 5/20/50	8,283,791	1,369,133
Ser. 20-32, Class IM, IO, 3.50%, 3/16/50	11,676,035	2,312,051
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	1,630,747	264,801
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	302,604	48,126
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	17,695	2,265
Ser. 13-14, IO, 3.50%, 12/20/42	22,223	2,208
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	693,607	31,885
Ser. 22-12, Class JI, IO, 3.00%, 1/20/52	18,055,948	2,013,870
Ser. 21-176, Class GI, IO, 3.00%, 10/20/51	11,224,594	1,515,769
Ser. 21-188, Class IU, IO, 3.00%, 10/20/51	11,607,809	2,340,119
Ser. 21-191, Class HI, IO, 3.00%, 10/20/51	3,266,505	528,596
Ser. 21-155, IO, 3.00%, 9/20/51	3,119,742	476,144
Ser. 21-146, Class QI, IO, 3.00%, 8/20/51	17,483,537	2,032,073
Ser. 21-97, Class QI, IO, 3.00%, 6/20/51	8,323,525	1,191,133
Ser. 21-97, Class IY, IO, 3.00%, 5/20/51	13,787,024	2,023,935
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	3,794,658	569,452
Ser. 21-42, Class IG, IO, 3.00%, 3/20/51	2,450,507	355,036
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	5,735,744	809,281
Ser. 20-188, Class QI, IO, 3.00%, 10/20/50	3,571,395	542,707
Ser. 21-77, Class BI, IO, 3.00%, 7/20/50	20,525,245	2,894,452
Ser. 21-7, Class MI, IO, 2.50%, 1/20/51	18,066,502	2,536,206
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	13,466,758	1,788,520
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	4,799,065	637,364
Ser. 20-162, Class UI, IO, 2.50%, 10/20/50	15,252,038	2,003,869
Ser. 16-H24, IO, 2.151%, 9/20/66 W	228,525	17,670
IFB Ser. 23-20, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 7.00%), 2.069%, 2/20/53	28,042,991	2,202,219
IFB Ser. 23-20, Class SP, IO, ((-1 x US 30 Day Average SOFR) + 7.00%), 2.069%, 2/20/53	34,748,995	2,258,970
Ser. 17-H19, Class MI, IO, 2.068%, 4/20/67 W	619,787	35,080
Ser. 17-H11, Class DI, IO, 2.01%, 5/20/67 W	193,009	9,967
Ser. 15-H23, Class DI, IO, 1.86%, 9/20/65 W	103,711	5,206
Ser. 15-H25, Class EI, IO, 1.828%, 10/20/65 W	84,350	3,711
Ser. 15-H20, Class AI, IO, 1.769%, 8/20/65 W	93,115	3,706
Ser. 15-H10, Class CI, IO, 1.75%, 4/20/65 W	102,095	4,380
Ser. 17-H06, Class DI, IO, 1.703%, 2/20/67 W	474,834	17,331
Ser. 15-H26, Class EI, IO, 1.697%, 10/20/65 W	117,889	5,152
Ser. 15-H23, Class BI, IO, 1.689%, 9/20/65 W	60,715	2,155
Ser. 16-H24, Class CI, IO, 1.625%, 10/20/66 W	3,019,650	114,445
Ser. 14-H25, Class BI, IO, 1.609%, 12/20/64 W	1,084,168	32,159
IFB Ser. 13-9, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.75%), 1.602%, 1/20/43	1,419,007	184,552
Ser. 17-H03, Class HI, IO, 1.593%, 1/20/67 W	245,878	7,776
IFB Ser. 13-182, Class SP, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.70%), 1.552%, 12/20/43	658,481	71,327
Ser. 15-H25, Class AI, IO, 1.543%, 9/20/65 W	149,997	4,965
Ser. 15-H01, Class BI, IO, 1.496%, 1/20/65 W	3,108,622	92,407
IFB Ser. 11-156, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.60%), 1.452%, 4/20/38	30,660	3,635
IFB Ser. 23-5, Class SE, IO, ((-1 x US 30 Day Average SOFR) + 6.25%), 1.319%, 1/20/53	37,504,749	1,579,595
Ser. 12-H29, Class AI, IO, 1.256%, 10/20/62 W	307,547	5,642
Ser. 12-H29, Class FI, IO, 1.256%, 10/20/62 W	307,547	5,642
IFB Ser. 21-96, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.35%), 1.202%, 6/20/51	2,168,475	316,217
FRB Ser. 11-H07, Class FI, IO, 1.189%, 2/20/61 W	60,115	1,575
IFB Ser. 21-155, Class SE, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.152%, 9/20/51	8,546,742	817,581
IFB Ser. 21-49, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.152%, 3/20/51	2,935,231	376,807
IFB Ser. 21-57, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.152%, 3/20/51	10,507,717	1,337,594
IFB Ser. 20-167, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.152%, 11/20/50	15,972,867	2,169,358
IFB Ser. 20-112, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.152%, 8/20/50	1,438,322	186,437

Mortgage Opportunities Fund 17

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H16, Class JI, IO, 1.134%, 8/20/67 W	$355,182	$18,647
IFB Ser. 10-26, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 1.102%, 2/20/40	20,137,930	2,038,965
IFB Ser. 14-131, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.095%, 9/16/44	2,431,079	350,238
IFB Ser. 19-158, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 1.045%, 9/16/43	4,070,197	428,760
IFB Ser. 19-96, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.952%, 8/20/49	2,703,038	261,654
IFB Ser. 19-83, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.952%, 7/20/49	3,454,780	311,725
IFB Ser. 20-77, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.952%, 5/20/49	16,919,138	1,766,679
IFB Ser. 14-3, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 0.952%, 1/20/44	2,031,132	213,296
IFB Ser. 20-7, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.902%, 1/20/50	4,739,667	499,387
IFB Ser. 19-103, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.902%, 8/20/49	14,890,676	1,562,151
IFB Ser. 19-98, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.902%, 8/20/49	1,692,533	182,095
IFB Ser. 19-23, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 0.902%, 2/20/49	153,829	15,935
IFB Ser. 19-121, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.852%, 10/20/49	3,303,873	490,166
IFB Ser. 19-4, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.852%, 1/20/49	14,839,809	978,997
IFB Ser. 20-47, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 0.852%, 5/20/44	3,792,443	342,496
IFB Ser. 23-20, Class PS, IO, ((-1 x US 30 Day Average SOFR) + 5.75%), 0.819%, 2/20/53	84,543,493	3,286,383
Ser. 19-H15, Class IH, IO, 0.75%, 9/20/69 W	13,381,661	529,675
IFB Ser. 22-63, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 5.60%), 0.669%, 11/20/46	4,579,721	353,427
Ser. 17-H20, Class AI, IO, 0.242%, 10/20/67 W	1,975,138	104,929
Ser. 17-H20, Class HI, IO, 0.215%, 10/20/67 W	663,747	40,376
Ser. 16-H24, Class HI, IO, 0.138%, 9/20/66 W	12,525,042	734,223
Ser. 15-H16, Class DI, IO, 0.136%, 7/20/65 W	2,866,101	172,032
Ser. 17-H22, Class DI, IO, 0.122%, 11/20/67 W	2,014,995	136,348
Ser. 17-H03, Class EI, IO, 0.117%, 1/20/67 W	377,452	21,754
Ser. 16-H09, Class BI, IO, 0.105%, 4/20/66 W	4,545,851	215,019
FRB Ser. 15-H16, Class XI, IO, 0.104%, 7/20/65 W	6,237,238	314,981
Ser. 15-H20, Class CI, IO, 0.087%, 8/20/65 W	1,280,442	68,504
Ser. 16-H18, Class QI, IO, 0.078%, 6/20/66 W	1,149,360	58,507
Ser. 15-H26, Class DI, IO, 0.077%, 10/20/65 W	79,958	2,938
FRB Ser. 16-H19, Class AI, IO, 0.076%, 9/20/66 W	4,558,678	186,550
Ser. 15-H10, Class HI, IO, 0.075%, 4/20/65 W	104,585	4,173
Ser. 16-H15, Class AI, IO, 0.073%, 7/20/66 W	12,083,368	446,082
Ser. 15-H13, Class AI, IO, 0.066%, 6/20/65 W	169,889	7,008
Ser. 17-H06, Class MI, IO, 0.064%, 2/20/67 W	958,751	36,804
Ser. 18-H02, Class IM, IO, 0.059%, 2/20/68 W	1,611,786	97,912
Ser. 18-H02, Class HI, IO, 0.051%, 1/20/68 W	2,705,714	131,481
Ser. 14-H21, Class AI, IO, 0.047%, 10/20/64 W	839,920	26,488
Ser. 15-H25, Class CI, IO, 0.042%, 10/20/65 W	69,634	2,709
Ser. 17-H04, Class BI, IO, 0.037%, 2/20/67 W	2,843,472	127,541
Ser. 18-H05, Class BI, IO, 0.036%, 2/20/68 W	1,121,937	52,415
Ser. 17-H02, Class BI, IO, 0.03%, 1/20/67 W	1,781,761	62,593
Ser. 18-H01, Class AI, IO, 0.027%, 1/20/68 W	9,118,663	475,082
Ser. 16-H23, Class NI, IO, 0.026%, 10/20/66 W	142,266	5,904
Ser. 16-H27, Class EI, IO, 0.023%, 12/20/66 W	1,982,621	60,472
Ser. 15-H04, Class AI, IO, 0.023%, 12/20/64 W	2,103,347	64,517
Ser. 17-H10, Class MI, IO, 0.021%, 4/20/67 W	3,272,080	100,453
Ser. 16-H11, Class KI, IO, 0.021%, 5/20/66 W	6,925,391	224,176
Ser. 17-H08, Class NI, IO, 0.019%, 3/20/67 W	293,729	10,692
Ser. 17-H06, Class BI, IO, 0.015%, 2/20/67 W	686,643	22,797
Ser. 17-H09, IO, 0.014%, 4/20/67 W	302,112	8,108
Ser. 22-H09, Class GI, IO, zero %, 4/20/72 W	26,179,386	1,381,410
Ser. 22-H09, Class IG, IO, zero %, 4/20/72 W	20,559,567	939,955
Ser. 22-H01, Class EI, IO, zero %, 1/20/72 W	6,348,855	326,649
Ser. 22-H01, Class BI, IO, zero %, 12/20/71 W	11,008,789	488,537
Ser. 20-H04, Class AI, IO, zero %, 2/20/70 W	9,187,057	400,445
Ser. 19-H14, Class IB, IO, zero %, 8/20/69 W	231,156	10,722
Ser. 19-H12, Class GI, IO, zero %, 7/20/69 W	10,047,438	423,037
Ser. 19-H07, Class EI, IO, zero %, 3/20/69 W	20,189,443	786,520

18 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 19-H02, Class DI, IO, zero %, 11/20/68 W	$4,642,175	$222,577
Ser. 18-H20, Class BI, IO, zero %, 6/20/68 W	6,041,110	253,656
		126,960,585
Commercial mortgage-backed securities (32.4%)
BANK 144A Ser. 18-BN11, Class D, 3.00%, 3/15/61	609,000	349,293
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class D, 3.25%, 8/15/52	771,000	483,866
Ser. 19-C4, Class E, 3.25%, 8/15/52	638,000	375,722
Ser. 19-C3, Class D, 3.00%, 5/15/52	1,145,000	727,762
Ser. 19-C5, Class E, 2.50%, 11/15/52	1,628,000	931,221
Benchmark Mortgage Trust FRB Ser. 18-B1, Class C, 4.189%, 1/15/51 W	560,000	434,848
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.026%, 4/10/51 W	2,459,000	1,534,678
Ser. 19-B11, Class D, 3.00%, 5/15/52	963,000	613,189
Ser. 18-B1, Class D, 2.75%, 1/15/51	2,021,000	1,255,644
Ser. 19-B13, Class D, 2.50%, 8/15/57	1,998,000	1,176,562
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	580,000	359,181
Cantor Commercial Real Estate Lending 144A Ser. 19-CF2, Class D, 2.50%, 11/15/52	313,000	181,227
CD Commercial Mortgage Trust
FRB Ser. 17-CD3, Class C, 4.546%, 2/10/50 W	615,000	382,716
Ser. 17-CD3, Class B, 3.984%, 2/10/50 W	888,000	688,862
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	686,000	311,778
Ser. 19-CD8, Class D, 3.00%, 8/15/57	507,000	317,027
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	45,069
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC15, Class C, 5.154%, 9/10/46 W	598,000	586,242
FRB Ser. 15-GC27, Class C, 4.419%, 2/10/48 W	817,000	702,132
FRB Ser. 17-P7, Class C, 4.405%, 4/14/50 W	373,000	282,213
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	1,749,000	1,614,367
Ser. 16-P3, Class B, 4.271%, 4/15/49 W	1,630,000	1,452,808
FRB Ser. 15-GC31, Class D, 4.036%, 6/10/48 W	1,541,000	1,226,525
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.11%, 11/10/46 W	1,780,298	1,567,245
FRB Ser. 14-GC19, Class D, 5.087%, 3/11/47 W	2,130,000	1,962,929
FRB Ser. 15-GC27, Class D, 4.419%, 2/10/48 W	631,000	499,579
Ser. 14-GC25, Class D, 3.548%, 10/10/47	239,000	183,089
Ser. 15-P1, Class D, 3.225%, 9/15/48	1,961,000	1,524,529
Ser. 15-GC27, Class E, 3.00%, 2/10/48	1,555,000	1,139,946
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.916%, 4/10/47 W	1,226,000	1,113,714
FRB Ser. 13-CR13, Class C, 4.874%, 11/10/46 W	656,000	625,584
FRB Ser. 14-UBS3, Class C, 4.734%, 6/10/47 W	301,000	278,693
FRB Ser. 14-UBS4, Class C, 4.649%, 8/10/47 W	324,000	261,149
FRB Ser. 14-CR14, Class C, 4.586%, 2/10/47 W	650,000	561,070
FRB Ser. 14-UBS6, Class C, 4.435%, 12/10/47 W	334,000	288,426
Ser. 13-CR12, Class AM, 4.30%, 10/10/46	1,542,000	1,342,459
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	1,263,000	1,129,619
FRB Ser. 15-CR26, Class D, 3.466%, 10/10/48 W	875,000	560,000
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class D, 4.874%, 11/10/46 W	1,860,000	1,556,192
FRB Ser. 14-CR17, Class D, 4.844%, 5/10/47 W	1,247,000	1,110,946
FRB Ser. 14-CR17, Class E, 4.844%, 5/10/47 W	1,366,000	912,884
FRB Ser. 14-CR19, Class D, 4.697%, 8/10/47 W	452,000	386,375
FRB Ser. 14-CR14, Class D, 4.586%, 2/10/47 W	1,073,000	848,109
FRB Ser. 13-CR7, Class D, 4.26%, 3/10/46 W	1,192,209	1,072,988
FRB Ser. 15-LC19, Class E, 4.214%, 2/10/48 W	1,070,000	821,226
Ser. 12-CR4, Class B, 3.703%, 10/15/45	2,345,000	1,418,798

Mortgage Opportunities Fund 19

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
Ser. 13-LC6, Class E, 3.50%, 1/10/46	$460,000	$363,400
FRB Ser. 16-COR1, Class D, 3.328%, 10/10/49 W	1,501,500	1,088,287
Ser. 17-COR2, Class D, 3.00%, 9/10/50	1,656,000	1,126,080
Ser. 15-LC19, Class D, 2.867%, 2/10/48	2,593,000	2,213,061
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	63,742	17,848
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A, 8.202%, 9/9/24	1,041,000	1,038,770
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C3, Class C, 4.355%, 8/15/48 W	1,168,000	917,873
FRB Ser. 15-C2, Class C, 4.176%, 6/15/57 W	1,299,000	1,061,131
FRB Ser. 15-C2, Class D, 4.176%, 6/15/57 W	1,355,000	816,897
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 4.901%, 11/15/51 W	1,765,000	1,149,960
Ser. 19-C17, Class D, 2.50%, 9/15/52	594,000	321,518
Federal Home Loan Mortgage Corporation 144A
Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 8.973%, 11/25/51	2,059,000	1,832,456
Multifamily Structured Agency Credit Risk FRB Ser. 21-MN1, Class M2, 8.723%, 1/25/51	1,364,000	1,226,147
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.537%, 2/10/46 W	471,000	389,669
GS Mortgage Securities Trust FRB Ser. 14-GC18, Class C, 5.055%, 1/10/47 W	1,880,000	1,185,381
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.357%, 8/10/43 W	397,000	314,060
FRB Ser. 14-GC24, Class D, 4.525%, 9/10/47 W	2,089,000	954,701
FRB Ser. 13-GC13, Class D, 4.007%, 7/10/46 W	739,000	321,828
Ser. 17-GS5, Class D, 3.509%, 3/10/50 W	3,043,000	1,867,577
Ser. 19-GC38, Class D, 3.00%, 2/10/52	439,000	281,076
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class B, 4.547%, 9/15/47 W	399,000	369,098
FRB Ser. 14-C22, Class C, 4.547%, 9/15/47 W	354,000	292,740
FRB Ser. 13-C12, Class B, 4.048%, 7/15/45 W	438,000	423,762
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.883%, 1/15/47 W	1,500,000	1,321,082
FRB Ser. 14-C18, Class D, 4.735%, 2/15/47 W	1,135,000	709,077
FRB Ser. 14-C19, Class C19, 4.627%, 4/15/47 W	2,283,000	2,118,450
FRB Ser. 13-C12, Class E, 4.048%, 7/15/45 W	625,000	485,028
FRB Ser. 14-C25, Class D, 3.935%, 11/15/47 W	1,500,000	1,001,172
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	42,535
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	58,600
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.382%, 9/15/50 W	388,000	262,823
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	566,000	401,806
JPMDB Commercial Mortgage Securities Trust 144A FRB Ser. 16-C2, Class D, 3.329%, 6/15/49 W	1,101,000	649,939
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	585,194	552,466
FRB Ser. 13-LC11, Class D, 4.139%, 4/15/46 W	740,000	485,888
FRB Ser. 13-C10, Class C, 4.093%, 12/15/47 W	1,101,000	1,029,138
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.526%, 2/15/46 W	450,000	314,013
FRB Ser. 11-C3, Class E, 5.526%, 2/15/46 W	242,000	98,746
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	325,229
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	53,710
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class B, 4.868%, 2/15/47 W	2,109,000	2,060,098
Ser. 12-C6, Class C, 4.536%, 11/15/45 W	1,385,434	1,279,833
FRB Ser. 15-C25, Class C, 4.523%, 10/15/48 W	854,000	738,331
FRB Ser. 17-C34, Class C, 4.168%, 11/15/52 W	691,000	565,666
FRB Ser. 15-C23, Class B, 4.139%, 7/15/50 W	500,000	448,800
Ser. 14-C19, Class C, 4.00%, 12/15/47	787,000	709,387
FRB Ser. 13-C9, Class C, 3.815%, 5/15/46 W	269,000	219,026
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	1,700,000	1,524,822

20 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class E, 4.938%, 10/15/46 W	$405,000	$307,199
FRB Ser. 14-C17, Class D, 4.727%, 8/15/47 W	2,144,500	1,753,929
FRB Ser. 12-C6, Class E, 4.522%, 11/15/45 W	1,303,000	919,389
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,150,000	794,880
FRB Ser. 13-C11, Class D, 4.351%, 8/15/46 W	932,000	49,245
FRB Ser. 15-C24, Class E, 4.325%, 5/15/48 W	677,000	503,160
FRB Ser. 15-C23, Class D, 4.139%, 7/15/50 W	1,242,000	1,023,425
FRB Ser. 13-C10, Class E, 4.047%, 7/15/46 W	369,000	92,914
FRB Ser. 13-C10, Class F, 4.047%, 7/15/46 W	1,286,000	176,117
FRB Ser. 13-C9, Class D, 3.903%, 5/15/46 W	2,027,000	1,667,340
FRB Ser. 13-C9, Class G, 3.903%, 5/15/46 W	1,500,000	729,750
Ser. 14-C19, Class D, 3.25%, 12/15/47	574,000	454,224
Ser. 17-C34, Class D, 2.70%, 11/15/52	663,000	386,071
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	24,032	20,249
FRB Ser. 18-H3, Class C, 4.862%, 7/15/51 W	1,174,000	969,678
Ser. 15-UBS8, Class B, 4.315%, 12/15/48 W	2,528,000	2,184,657
FRB Ser. 15-MS1, Class C, 4.024%, 5/15/48 W	1,181,000	1,038,147
FRB Ser. 16-BNK2, Class C, 3.886%, 11/15/49 W	983,000	746,437
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.164%, 3/15/45 W	770,491	708,852
FRB Ser. 12-C4, Class E, 5.164%, 3/15/45 W	392,000	282,514
FRB Ser. 11-C3, Class G, 5.086%, 7/15/49 W	753,000	387,488
Ser. 18-L1, Class D, 3.00%, 10/15/51	2,079,000	1,392,493
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 8.388%, 10/25/49	1,362,937	1,296,135
PFP, Ltd. 144A FRB Ser. 21-8, Class A, 6.105%, 8/9/37 (Cayman Islands)	871,132	847,199
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 20-FL4, Class C, 9.888%, 2/25/35	1,468,000	1,416,772
UBS Commercial Mortgage Trust
FRB Ser. 18-C11, Class C, 4.873%, 6/15/51 W	641,000	508,605
FRB Ser. 17-C3, Class C, 4.389%, 8/15/50 W	1,796,000	1,453,952
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	518,909	347,669
FRB Ser. 18-C11, Class D, 3.00%, 6/15/51 W	2,527,000	1,505,824
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	37,000	—
FRB Ser. 12-C2, Class E, 4.701%, 5/10/63 W	24,000	240
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 4.98%, 1/15/59 W	781,000	567,232
FRB Ser. 15-C31, Class C, 4.595%, 11/15/48 W	711,000	620,155
FRB Ser. 15-SG1, Class B, 4.453%, 9/15/48 W	2,119,000	1,844,522
FRB Ser. 15-C29, Class D, 4.218%, 6/15/48 W	2,255,000	1,886,692
Ser. 15-C31, Class D, 3.852%, 11/15/48	491,000	367,299
FRB Ser. 19-C52, Class XA, IO, 1.603%, 8/15/52 W	9,868,191	655,994
FRB Ser. 21-C59, Class XA, IO, 1.531%, 4/15/54 W	23,864,253	1,974,151
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C31, Class E, 4.595%, 11/15/48 W	783,000	476,997
FRB Ser. 15-C30, Class D, 4.498%, 9/15/58 W	1,040,000	817,819
FRB Ser. 13-LC12, Class D, 4.254%, 7/15/46 W	381,000	136,158
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	73,871
Ser. 17-RB1, Class D, 3.401%, 3/15/50	2,367,000	1,427,845
Ser. 16-C33, Class D, 3.123%, 3/15/59	2,533,000	1,979,380
Ser. 19-C50, Class D, 3.00%, 5/15/52	375,000	215,424
Ser. 19-C54, Class D, 2.50%, 12/15/52	311,000	174,134
WF-RBS Commercial Mortgage Trust
Ser. 14-LC14, Class C, 4.344%, 3/15/47 W	997,250	926,890
Ser. 14-C21, Class C, 4.234%, 8/15/47 W	1,151,000	949,882
Ser. 12-C10, Class AS, 3.241%, 12/15/45	454,270	430,525

Mortgage Opportunities Fund 21

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.024%, 3/15/46 W	$883,000	$842,865
Ser. 11-C4, Class E, 4.846%, 6/15/44 W	806,022	594,167
FRB Ser. 12-C9, Class D, 4.719%, 11/15/45 W	81,591	75,221
FRB Ser. 13-C15, Class D, 4.501%, 8/15/46 W	1,324,000	333,366
FRB Ser. 12-C10, Class D, 4.392%, 12/15/45 W	406,000	242,990
FRB Ser. 13-C11, Class D, 3.977%, 3/15/45 W	2,068,000	1,426,799
		117,232,398
Residential mortgage-backed securities (non-agency) (20.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 5.328%, 5/25/47	1,469,221	783,317
Arroyo Mortgage Trust 144A Ser. 20-1, Class M1, 4.277%, 3/25/55	442,000	381,823
Bear Stearns Alt-A Trust
FRB Ser. 05-10, Class 11A1, (ICE LIBOR USD 1 Month + 0.50%), 5.638%, 1/25/36	107,096	129,903
FRB Ser. 05-7, Class 21A1, 4.175%, 9/25/35 W	170,714	138,705
FRB Ser. 05-8, Class 21A1, 4.112%, 10/25/35 W	306,891	251,554
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (ICE LIBOR USD 1 Month + 0.46%), 5.598%, 9/25/46	59,985	40,802
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (ICE LIBOR USD 1 Month + 0.18%), 5.318%, 11/25/47	873,938	722,212
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 5.488%, 3/25/37	164,282	135,605
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 5.518%, 8/25/46	72,920	61,170
FRB Ser. 06-OA10, Class 3A1, (ICE LIBOR USD 1 Month + 0.38%), 5.518%, 8/25/46	198,633	169,500
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 5.518%, 8/25/46	221,886	180,850
FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 5.328%, 2/20/47	238,311	184,854
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (ICE LIBOR USD 1 Month + 0.40%), 5.538%, 4/25/46	29,884	24,325
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 20-SPT1, Class M1, 3.388%, 4/25/65 W	392,000	341,453
CSMC Trust 144A FRB Ser. 20-RPL2, Class A12, 3.482%, 2/25/60 W	1,902,022	1,906,827
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (ICE LIBOR USD 1 Month + 2.85%), 7.988%, 1/25/30	404,000	393,055
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (ICE LIBOR USD 1 Month + 10.50%), 15.638%, 5/25/28	248,412	269,792
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 15.138%, 7/25/28	246,252	272,933
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 14.488%, 4/25/28	294,992	317,540
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class B, (ICE LIBOR USD 1 Month + 8.80%), 13.938%, 3/25/28	368,999	381,024
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (ICE LIBOR USD 1 Month + 7.55%), 12.688%, 12/25/27	1,271,155	1,316,466
Seasoned Credit Risk Transfer Trust Ser. 18-1, Class M, 4.75%, 5/25/57 W	910,051	839,544
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (ICE LIBOR USD 1 Month + 12.25%), 17.388%, 2/25/49	2,642,000	3,122,423
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 16.138%, 10/25/48	1,728,000	2,037,385
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class B2, (US 30 Day Average SOFR + 11.00%), 15.973%, 3/25/42	2,600,000	2,520,375
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (ICE LIBOR USD 1 Month + 10.75%), 15.888%, 1/25/49	439,000	507,037
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 15.638%, 3/25/49	755,000	870,630
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA3, Class B2, (ICE LIBOR USD 1 Month + 9.35%), 14.488%, 6/25/50	750,000	869,531
Structured Agency Credit Risk Trust FRB Ser. 19-FTR1, Class B2, (ICE LIBOR USD 1 Month + 8.35%), 13.488%, 1/25/48	3,300,000	3,547,500
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (ICE LIBOR USD 1 Month + 7.75%), 12.888%, 9/25/48	818,000	860,515

22 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B2, (ICE LIBOR USD 1 Month + 7.60%), 12.738%, 3/25/50	$3,000,000	$3,069,722
Structured Agency Credit Risk Trust FRB Ser. 19-HQA3, Class B2, (ICE LIBOR USD 1 Month + 7.50%), 12.638%, 9/25/49	1,000,000	1,038,750
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M2, (US 30 Day Average SOFR + 6.75%), 11.723%, 6/25/42	1,471,000	1,610,583
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (ICE LIBOR USD 1 Month + 5.75%), 10.888%, 7/25/50	2,462,812	2,643,520
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class B2, (ICE LIBOR USD 1 Month + 5.10%), 10.238%, 1/25/50	800,000	740,000
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M2, (US 30 Day Average SOFR + 5.25%), 10.223%, 5/25/42	2,000,000	2,089,637
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 10.223%, 3/25/42	2,759,000	2,786,590
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B1, (US 30 Day Average SOFR + 4.80%), 9.773%, 10/25/50	1,976,000	2,114,320
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA1, Class B2, (US 30 Day Average SOFR + 4.75%), 9.723%, 1/25/51	1,100,000	958,375
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class HQA1, (ICE LIBOR USD 1 Month + 4.40%), 9.538%, 2/25/49	2,950,000	3,112,081
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1, (ICE LIBOR USD 1 Month + 4.35%), 9.488%, 3/25/49	677,000	722,105
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M2, (US 30 Day Average SOFR + 4.35%), 9.323%, 4/25/42	1,940,000	1,959,400
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class HQA2, (ICE LIBOR USD 1 Month + 4.10%), 9.238%, 4/25/49	2,518,000	2,621,575
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.10%), 9.238%, 3/25/50	2,544,000	2,625,134
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1B, (US 30 Day Average SOFR + 4.00%), 8.973%, 7/25/42	800,000	820,077
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (ICE LIBOR USD 1 Month + 3.10%), 8.238%, 3/25/50	767,553	784,847
Structured Agency Credit Risk Trust FRB Ser. 19-HQA3, Class B1, (ICE LIBOR USD 1 Month + 3.00%), 8.138%, 9/25/49	500,000	502,272
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	216,015
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	400,000	365,882
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	370,000	312,063
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (ICE LIBOR USD 1 Month + 12.75%), 17.888%, 10/25/28	814,366	928,599
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 16.888%, 10/25/28	111,100	125,589
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 16.888%, 8/25/28	26,579	29,774
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2B, (ICE LIBOR USD 1 Month + 9.50%), 14.638%, 5/25/29	597,535	627,374
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (ICE LIBOR USD 1 Month + 9.25%), 14.388%, 4/25/29	1,555,841	1,649,608
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (ICE LIBOR USD 1 Month + 5.05%), 10.188%, 11/25/29	1,814,000	1,980,902
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 9.638%, 12/25/30	180,000	195,276
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 9.588%, 5/25/30	284,000	307,459
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1B2, (US 30 Day Average SOFR + 10.60%), 15.573%, 5/25/42	500,000	518,750
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2B1, (US 30 Day Average SOFR + 6.75%), 11.731%, 9/25/42	500,000	523,610
Connecticut Avenue Securities Trust FRB Ser. 23-R03, Class 2B1, (US 30 Day Average SOFR + 6.35%), 11.323%, 4/25/43	850,000	865,980
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1B1, (US 30 Day Average SOFR + 5.25%), 10.223%, 3/25/42	500,000	511,650
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M2, (US 30 Day Average SOFR + 4.75%), 9.731%, 9/25/42	1,000,000	1,041,250

Mortgage Opportunities Fund 23

MORTGAGE-BACKED SECURITIES (88.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2B1, (ICE LIBOR USD 1 Month + 4.35%), 9.488%, 7/25/31	$862,000	$907,255
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2B1, (US 30 Day Average SOFR + 4.50%), 9.473%, 4/25/42	2,540,000	2,524,310
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 9.473%, 1/25/42	2,146,000	2,080,279
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (ICE LIBOR USD 1 Month + 4.10%), 9.238%, 9/25/31	1,291,000	1,349,617
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 7.973%, 1/25/42	677,000	666,845
GSAA Home Equity Trust
FRB Ser. 06-8, Class 2A2, (ICE LIBOR USD 1 Month + 0.36%), 5.498%, 5/25/36	75,268	19,104
FRB Ser. 06-1, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 5.318%, 1/25/36	1,066,780	341,370
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (ICE LIBOR USD 1 Month + 0.31%), 5.448%, 5/25/37	316,721	229,209
Home Re, Ltd. 144A FRB Ser. 22-1, Class B1, (US 30 Day Average SOFR + 9.00%), 13.973%, 10/25/34 (Bermuda)	900,000	899,969
Imperial Fund Mortgage Trust 144A Ser. 22-NQM4, Class A3, 5.04%, 6/25/67	1,329,858	1,243,183
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.718%, 6/25/36 W	23,957	21,707
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (ICE LIBOR USD 1 Month + 0.40%), 5.538%, 6/25/37	156,314	63,374
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 2/25/26 W	191,168	184,477
Merrill Lynch Mortgage Investors Trust FRB Ser. 06-HE3, Class A4, (ICE LIBOR USD 1 Month + 0.50%), 5.638%, 6/25/37	799,840	215,016
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (ICE LIBOR USD 1 Month + 0.23%), 2.702%, 2/26/37	223,166	184,638
MortgageIT Trust FRB Ser. 05-3, Class M4, (ICE LIBOR USD 1 Month + 0.95%), 6.083%, 8/25/35	7,567	6,955
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (ICE LIBOR USD 1 Month + 4.35%), 9.488%, 7/25/29 (Bermuda)	191,000	193,912
FRB Ser. 19-1A, Class B1A, (ICE LIBOR USD 1 Month + 3.50%), 8.638%, 7/25/29 (Bermuda)	159,000	158,058
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (ICE LIBOR USD 1 Month + 0.42%), 5.558%, 8/25/36	52,212	40,204
FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 5.318%, 1/25/37	26,879	23,088
FRB Ser. 06-AR7, Class A1BG, (ICE LIBOR USD 1 Month + 0.12%), 5.258%, 8/25/36	157,003	130,018
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C4, (ICE LIBOR USD 1 Month + 0.86%), 5.998%, 10/25/45	43,015	39,580
		75,499,587
Total mortgage-backed securities (cost $337,369,034)		$319,692,570

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class F, (ICE LIBOR USD 1 Month + 5.25%), 10.388%, 5/7/24	$1,083,333	$1,069,234
Total asset-backed securities (cost $1,080,117)		$1,069,234

SHORT-TERM INVESTMENTS (12.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.21% L	Shares	20,223,800	$20,223,800
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.02% P	Shares	1,648,000	1,648,000
U.S. Treasury Bills 5.453%, 10/26/23 # ∆ Φ		$8,800,000	8,610,856
U.S. Treasury Bills 5.326%, 11/16/23 # ∆ Φ		11,300,000	11,024,982
U.S. Treasury Bills 4.998%, 11/2/23 # ∆ Φ		4,785,000	4,678,586
Total short-term investments (cost $46,200,461)			$46,186,224

TOTAL INVESTMENTS
Total investments (cost $1,452,096,995)	$1,428,635,729

24 Mortgage Opportunities Fund

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through May 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $361,100,199.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,121,462 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,899,353 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $7,205,994 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 5/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	1,750	$360,199,221	$360,199,221	Sep-23	$277,793
U.S. Treasury Note 5 yr (Short)	1,644	179,324,438	179,324,438	Sep-23	(133,919)
U.S. Treasury Note Ultra 10 yr (Short)	1,348	162,370,813	162,370,813	Sep-23	(1,266,783)
Unrealized appreciation					277,793
Unrealized (depreciation)					(1,400,702)
Total					$(1,122,909)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/23
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	$19,228,900	$(999,903)	$49,611
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	19,228,900	(980,674)	(282,088)
(3.18)/US SOFR/Dec-35 (Purchased)	Dec-25/3.18	18,652,000	(941,926)	66,774
2.68/US SOFR/Dec-35 (Purchased)	Dec-25/2.68	18,652,000	(941,926)	(259,449)
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	16,579,900	(1,075,207)	(21,388)
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	16,579,900	(1,075,207)	(241,569)

Mortgage Opportunities Fund 25

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
(3.166)/US SOFR/Jul-28 (Purchased)	Jul-23/3.166	$2,936,000	$(36,590)	$18,174
3.166/US SOFR/Jul-28 (Purchased)	Jul-23/3.166	2,936,000	(36,590)	(22,989)
Goldman Sachs International
(3.123)/US SOFR/Jul-33 (Purchased)	Jul-23/3.123	52,817,300	(1,045,783)	366,024
3.123/US SOFR/Jul-33 (Purchased)	Jul-23/3.123	52,817,300	(1,045,783)	(565,146)
JPMorgan Chase Bank N.A.
3.187/US SOFR/Jan-36 (Purchased)	Jan-26/3.187	8,413,600	(543,098)	(65,458)
(3.187)/US SOFR/Jan-36 (Purchased)	Jan-26/3.187	8,413,600	(543,098)	(74,797)
Unrealized appreciation				500,583
Unrealized (depreciation)				(1,532,884)
Total				$(1,032,301)

TBA SALE COMMITMENTS OUTSTANDING at 5/31/23 (proceeds receivable $622,872,402)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 6/1/53	$1,000,000	6/20/23	$926,764
Uniform Mortgage-Backed Securities, 5.50%, 6/1/53	74,000,000	6/13/23	73,950,857
Uniform Mortgage-Backed Securities, 5.00%, 6/1/53	403,000,000	6/13/23	396,907,768
Uniform Mortgage-Backed Securities, 4.50%, 6/1/53	128,000,000	6/13/23	123,849,996
Uniform Mortgage-Backed Securities, 4.00%, 6/1/53	5,000,000	6/13/23	4,723,438
Uniform Mortgage-Backed Securities, 3.00%, 6/1/53	8,000,000	6/13/23	7,088,125
Uniform Mortgage-Backed Securities, 2.50%, 6/1/53	8,000,000	6/13/23	6,832,813
Uniform Mortgage-Backed Securities, 2.00%, 6/1/53	8,000,000	6/13/23	6,577,813
Total			$620,857,574

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,571,000	$4,513	$(45)	1/6/28	3.5615% — Annually	US SOFR — Annually	$29,374
98,000	2,811	(1)	3/3/33	US SOFR — Annually	3.723% — Annually	2,546
3,959,000	45,806	(52)	3/15/33	3.234% — Annually	US SOFR — Annually	59,414
280,777,000	148,812 E	1,611,701	6/21/25	4.20% — Annually	US SOFR — Annually	1,760,505
18,931,000	249,132 E	402,405	6/21/28	3.80% — Annually	US SOFR — Annually	153,274
21,534,000	74,938 E	321,114	6/21/33	3.40% — Annually	US SOFR — Annually	246,176
29,892,000	1,934,909 E	1,194,079	6/21/53	US SOFR — Annually	2.80% — Annually	(740,830)
2,517,000	15,907	(33)	3/24/33	US SOFR — Annually	3.2975% — Annually	(23,459)
741,000	20,237	(25)	3/30/53	3.008% — Annually	US SOFR — Annually	22,658
5,036,000	53,029	(66)	3/30/33	3.2465% — Annually	US SOFR — Annually	67,503
10,302,000	31,009	(83)	3/31/28	3.4855% — Annually	US SOFR — Annually	55,966
13,156,000	73,016	(49)	3/31/25	US SOFR — Annually	4.0905% — Annually	(91,445)
5,140,000	44,564	(68)	3/31/33	US SOFR — Annually	3.269% — Annually	(59,085)
6,106,000	59,289	(81)	4/3/33	US SOFR — Annually	3.2565% — Annually	(75,848)
5,309,000	62,062	(70)	4/4/33	US SOFR — Annually	3.2325% — Annually	(76,410)
11,301,000	57,183	(42)	4/4/25	US SOFR — Annually	4.113% — Annually	(71,560)
4,357,000	59,604	(58)	4/4/33	US SOFR — Annually	3.2085% — Annually	(71,537)
5,681,000	47,948	(46)	4/4/28	US SOFR — Annually	3.361% — Annually	(62,082)
8,401,000	55,531	(32)	4/5/25	US SOFR — Annually	4.02% — Annually	(67,263)
4,474,000	89,435	(59)	4/5/33	US SOFR — Annually	3.1325% — Annually	(102,013)
4,336,000	184,714	(147)	4/5/53	US SOFR — Annually	2.927% — Annually	(198,404)
4,698,000	128,067	(62)	4/6/33	3.45% — Annually	US SOFR — Annually	141,591
6,311,000	107,792	(51)	4/6/28	US SOFR — Annually	3.1645% — Annually	(124,920)
7,856,000	138,108	(63)	4/7/28	US SOFR — Annually	3.153% — Annually	(159,179)
36,236,000	411,279	(136)	4/7/25	3.7505% — Annually	US SOFR — Annually	474,960
11,412,000	367,581	(151)	4/7/33	2.9855% — Annually	US SOFR — Annually	400,866

26 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$6,840,000	$122,778	$(55)	4/7/28	US SOFR — Annually	3.1445% — Annually	$(141,212)
4,532,000	246,269	(154)	4/10/53	US SOFR — Annually	2.865% — Annually	(259,783)
8,884,000	86,974	(33)	4/10/25	US SOFR — Annually	3.8355% — Annually	(100,743)
4,127,000	129,216	(54)	4/10/33	US SOFR — Annually	2.9965% — Annually	(140,653)
4,350,000	230,550	(148)	4/11/53	2.872% — Annually	US SOFR — Annually	242,924
12,678,000	267,252	(167)	4/11/33	3.1195% — Annually	US SOFR — Annually	299,135
11,403,000	461,365	(388)	4/13/53	2.938% — Annually	US SOFR — Annually	491,543
5,330,000	215,599	(181)	4/14/53	US SOFR — Annually	2.938% — Annually	(229,771)
5,785,000	126,634	(76)	4/14/33	US SOFR — Annually	3.11% — Annually	(140,585)
209,700	2,512	(2)	4/19/28	3.278% — Annually	US SOFR — Annually	2,920
29,576,000	154,387	(111)	4/18/25	4.082% — Annually	US SOFR — Annually	184,345
15,633,000	73,162	(59)	4/18/25	US SOFR — Annually	4.1125% — Annually	(88,532)
8,689,000	107,744	(115)	4/18/33	US SOFR — Annually	3.224% — Annually	(125,804)
7,339,000	156,614	(250)	4/19/53	3.0383% — Annually	US SOFR — Annually	172,823
5,460,000	32,705	(72)	4/19/33	3.301% — Annually	US SOFR — Annually	43,165
5,291,000	43,386	(70)	4/20/33	3.2745% — Annually	US SOFR — Annually	53,461
4,530,000	33,930	(60)	4/20/33	US SOFR — Annually	3.283% — Annually	(42,630)
30,579,000	55,654	(115)	4/21/25	US SOFR — Annually	4.2675% — Annually	(78,497)
13,704,000	50,157	(181)	4/21/33	US SOFR — Annually	3.329% — Annually	(75,171)
10,475,000	26,397	(39)	4/24/25	US SOFR — Annually	4.223% — Annually	(34,227)
2,203,000	44,523	(75)	4/25/53	US SOFR — Annually	3.044% — Annually	(48,869)
4,036,000	39,795	(53)	4/26/33	US SOFR — Annually	3.2545% — Annually	(46,765)
3,559,000	44,416	(47)	4/26/33	US SOFR — Annually	3.223% — Annually	(50,675)
8,274,000	90,269	(67)	4/27/28	3.301% — Annually	US SOFR — Annually	103,359
7,244,000	147,271	(96)	4/28/33	US SOFR — Annually	3.129% — Annually	(160,008)
7,788,000	141,819	(103)	4/28/33	3.1545% — Annually	US SOFR — Annually	155,121
9,901,000	131,089	(131)	5/1/33	3.214% — Annually	US SOFR — Annually	146,114
21,031,200	350,590	(278)	5/11/33	US SOFR — Annually	3.173% — Annually	(359,196)
11,447,000	177,314	(151)	5/2/33	3.187% — Annually	US SOFR — Annually	194,439
4,016,000	67,589	(53)	5/2/33	US SOFR — Annually	3.171% — Annually	(73,757)
12,621,000	171,772	(167)	5/3/33	US SOFR — Annually	3.2095% — Annually	(190,181)
3,759,000	37,515	(50)	5/3/33	3.253% — Annually	US SOFR — Annually	42,767
7,038,000	37,301	(93)	5/3/33	3.309% — Annually	US SOFR — Annually	46,582
3,678,000	31,006	(125)	5/4/53	3.1055% — Annually	US SOFR — Annually	36,329
4,361,000	75,794	(58)	5/4/33	US SOFR — Annually	3.1645% — Annually	(81,966)
14,694,000	273,749	(194)	5/5/33	US SOFR — Annually	3.1495% — Annually	(294,522)
26,955,000	211,597	(101)	5/5/25	US SOFR — Annually	3.9135% — Annually	(234,003)
17,949,000	378,724	(237)	5/5/33	US SOFR — Annually	3.12% — Annually	(404,495)
9,961,000	197,327	(131)	5/8/33	US SOFR — Annually	3.1355% — Annually	(210,041)
6,843,000	113,457	(55)	5/9/28	US SOFR — Annually	3.172% — Annually	(121,770)
3,245,000	40,790	(43)	5/10/33	3.222% — Annually	US SOFR — Annually	44,392
9,433,000	127,251	(125)	5/11/33	3.211% — Annually	US SOFR — Annually	137,298
10,757,000	74,223	(40)	5/11/25	US SOFR — Annually	3.956% — Annually	(81,188)
8,089,000	90,839	(107)	5/11/33	US SOFR — Annually	3.238% — Annually	(99,541)
10,799,000	149,134	(87)	5/12/28	US SOFR — Annually	3.2335% — Annually	(160,172)
15,377,000	133,011	(58)	5/12/25	US SOFR — Annually	3.861% — Annually	(143,301)
6,770,000	114,887	(89)	5/12/33	US SOFR — Annually	3.1695% — Annually	(122,082)
15,377,000	142,852	(58)	5/12/25	US SOFR — Annually	3.8265% — Annually	(153,437)
6,770,000	117,663	(89)	5/12/33	US SOFR — Annually	3.1645% — Annually	(124,877)
17,098,000	273,739	(138)	5/12/28	3.1845% — Annually	US SOFR — Annually	291,405
10,078,000	214,561	(133)	5/15/33	US SOFR — Annually	3.118% — Annually	(223,925)
9,165,000	133,626	(121)	5/17/33	3.198% — Annually	US SOFR — Annually	140,594
4,118,000	51,640	(33)	5/17/28	US SOFR — Annually	3.261% — Annually	(54,750)
3,102,000	36,262	(41)	5/19/33	3.2325% — Annually	US SOFR — Annually	38,266
353,000	1,903	(1)	5/19/25	US SOFR — Annually	4.27% — Annually	(2,035)

Mortgage Opportunities Fund 27

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,773,000	$26,954	$(37)	5/19/33	3.256% — Annually	US SOFR — Annually	$28,717
349,000	1,183	(1)	5/22/25	US SOFR — Annually	4.1295% — Annually	(1,274)
2,773,000	4,603	(37)	5/22/33	3.352% — Annually	US SOFR — Annually	5,877
7,169,000	24,733	(27)	5/22/25	4.126% — Annually	US SOFR — Annually	26,552
3,253,000	6,213	(43)	5/22/33	3.349% — Annually	US SOFR — Annually	7,710
5,977,000	3,646	(68)	5/23/30	US SOFR — Annually	3.4095% — Annually	(6,169)
3,852,000	68,219	(131)	5/24/53	3.2415% — Annually	US SOFR — Annually	(66,800)
8,739,855	223,828 E	(297)	8/7/53	3.259% — Annually	US SOFR — Annually	(224,125)
6,141,000	983	(49)	5/26/28	US SOFR — Annually	3.5335% — Annually	(2,585)
49,509,000	65,847	(8,238)	5/26/25	US SOFR — Annually	4.231% — Annually	(80,852)
35,738,000	148,313	24,924	5/26/33	3.421% — Annually	US SOFR — Annually	(113,680)
10,797,000	198,557	(12,885)	5/26/53	US SOFR — Annually	3.2451% — Annually	182,422
12,097,000	8,468	(45)	5/26/25	US SOFR — Annually	4.264% — Annually	(10,100)
6,856,000	40,588	(91)	5/26/33	US SOFR — Annually	3.442% — Annually	38,658
6,338,000	12,296	(51)	5/26/28	3.58% — Annually	US SOFR — Annually	(10,793)
5,079,000	56,225	(67)	5/30/33	3.503% — Annually	US SOFR — Annually	(55,855)
2,495,000	55,214	(85)	5/31/53	3.2645% — Annually	US SOFR — Annually	(55,175)
10,890,000	23,522	(41)	6/1/25	US SOFR — Annually	4.403% — Annually	23,482
7,206,000	47,704	(95)	6/1/33	US SOFR — Annually	3.4495% — Annually	47,609
3,325,000	15,162	(44)	6/1/33	US SOFR — Annually	3.425% — Annually	15,118
2,836,000	9,784	(23)	6/1/28	US SOFR — Annually	3.6105% — Annually	9,761
8,549,000	59,416	(291)	6/2/53	US SOFR — Annually	3.184% — Annually	59,125
Total		$3,524,399	$(723,761)
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB−.7 Index	BB−/P	$34	$6,000	$1,267	1/17/47	300 bp — Monthly	$(1,230)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A/P	8,834	28,288	4,206	5/11/63	200 bp — Monthly	4,638
CMBX NA BB.11 Index	BB−/P	365,555	647,000	279,569	11/18/54	500 bp — Monthly	86,615
CMBX NA BB.13 Index	BB−/P	25,194	252,000	114,912	12/16/72	500 bp — Monthly	(89,473)
CMBX NA BB.13 Index	BB−/P	30,616	336,000	153,216	12/16/72	500 bp — Monthly	(122,273)
CMBX NA BB.13 Index	BB−/P	52,944	561,000	255,816	12/16/72	500 bp — Monthly	(202,327)
CMBX NA BB.13 Index	BB−/P	408,566	1,579,000	720,024	12/16/27	500 bp — Monthly	(309,923)
CMBX NA BB.13 Index	BB−/P	182,893	2,006,000	914,736	12/16/72	500 bp — Monthly	(729,892)
CMBX NA BB.14 Index	BB/P	49,557	452,000	204,620	12/16/72	500 bp — Monthly	(154,624)
CMBX NA BB.6 Index	B/P	37,728	177,228	70,501	5/11/63	500 bp — Monthly	(32,601)
CMBX NA BB.6 Index	B/P	114,988	193,401	76,935	5/11/63	500 bp — Monthly	38,241
CMBX NA BB.6 Index	B/P	71,327	295,829	117,681	5/11/63	500 bp — Monthly	(46,066)
CMBX NA BB.6 Index	B/P	489,542	826,166	328,649	5/11/63	500 bp — Monthly	161,696
CMBX NA BB.6 Index	B/P	754,500	1,016,872	404,512	5/11/63	500 bp — Monthly	350,977
CMBX NA BB.7 Index	B-/P	60,373	1,183,000	497,215	1/17/47	500 bp — Monthly	(435,692)
CMBX NA BB.9 Index	B/P	204	1,000	437	9/17/58	500 bp — Monthly	(232)
CMBX NA BB.9 Index	B/P	66,168	324,000	141,523	9/17/58	500 bp — Monthly	(75,040)
CMBX NA BB.9 Index	B/P	68,460	326,000	142,397	9/17/58	500 bp — Monthly	(73,620)
CMBX NA BBB−.10 Index	BB+/P	15,138	122,000	39,491	11/17/59	300 bp — Monthly	(24,282)
CMBX NA BBB−.10 Index	BB+/P	24,219	222,000	71,861	11/17/59	300 bp — Monthly	(47,513)
CMBX NA BBB−.13 Index	BBB−/P	10,635	113,000	36,589	12/16/72	300 bp — Monthly	(25,889)
CMBX NA BBB−.13 Index	BBB−/P	35,956	410,000	132,758	12/16/72	300 bp — Monthly	(96,563)

28 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.15 Index	BBB−/P	$1,280,986	$4,796,000	$1,486,760	11/18/64	300 bp — Monthly	$(202,969)
CMBX NA BBB−.16 Index	BBB−/P	276,187	1,215,000	375,800	4/17/65	300 bp — Monthly	(98,904)
Credit Suisse International
CMBX NA A.7 Index	BBB/P	110	3,000	248	1/17/47	200 bp — Monthly	(136)
CMBX NA BB.7 Index	B-/P	44,810	335,000	140,801	1/17/47	500 bp — Monthly	(95,665)
CMBX NA BBB−.7 Index	BB−/P	1,379	21,000	4,435	1/17/47	300 bp — Monthly	(3,044)
Goldman Sachs International
CMBX NA BB.14 Index	BB/P	30,981	199,000	90,087	12/16/72	500 bp — Monthly	(58,913)
CMBX NA BB.14 Index	BB/P	39,633	314,000	142,148	12/16/72	500 bp — Monthly	(102,210)
CMBX NA BB.6 Index	B/P	122,657	200,814	79,884	5/11/63	500 bp — Monthly	42,968
CMBX NA BB.6 Index	B/P	296,785	607,158	241,527	5/11/63	500 bp — Monthly	55,847
CMBX NA BB.6 Index	B/P	449,674	888,162	353,311	5/11/63	500 bp — Monthly	97,227
CMBX NA BB.9 Index	B/P	264,866	655,000	286,104	9/17/58	500 bp — Monthly	(20,602)
CMBX NA BBB−.15 Index	BBB−/P	4,970	80,000	24,800	11/18/64	300 bp — Monthly	(19,783)
CMBX NA BBB−.16 Index	BBB−/P	222,820	857,000	265,070	4/17/65	300 bp — Monthly	(41,750)
CMBX NA BBB−.16 Index	BBB−/P	216,598	900,000	278,370	4/17/65	300 bp — Monthly	(61,247)
CMBX NA BBB−.7 Index	BB−/P	370	5,000	1,056	1/17/47	300 bp — Monthly	(684)
CMBX NA BBB−.7 Index	BB−/P	3,816	37,000	7,814	1/17/47	300 bp — Monthly	(3,977)
CMBX NA BBB−.7 Index	BB−/P	4,227	52,000	10,982	1/17/47	300 bp — Monthly	(6,725)
CMBX NA BBB−.7 Index	BB−/P	4,856	57,000	12,038	1/17/47	300 bp — Monthly	(7,150)
CMBX NA BBB−.7 Index	BB−/P	23,196	206,000	43,507	1/17/47	300 bp — Monthly	(20,191)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B/P	23,189	289,000	133,778	5/11/63	500 bp — Monthly	(110,308)
CMBX NA BB.6 Index	B/P	974,000	1,274,964	507,181	5/11/63	500 bp — Monthly	468,058
CMBX NA BBB−.14 Index	BBB−/P	6,310	102,000	31,681	12/16/72	300 bp — Monthly	(25,312)
CMBX NA BBB−.7 Index	BB−/P	21,129	90,000	19,008	1/17/47	300 bp — Monthly	2,173
CMBX NA BBB−.8 Index	BB−/P	19,336	124,000	26,350	10/17/57	300 bp — Monthly	(6,941)
Merrill Lynch International
CMBX NA BB.6 Index	B/P	22,364	134,774	53,613	5/11/63	500 bp — Monthly	(31,119)
CMBX NA BB.7 Index	B-/P	16,216	134,000	56,320	1/17/47	500 bp — Monthly	(39,973)
CMBX NA BB.7 Index	B-/P	27,163	287,000	120,626	1/17/47	500 bp — Monthly	(93,184)
Morgan Stanley & Co. International PLC
CMBX NA BB.11 Index	BB−/P	2,116	25,000	10,803	11/18/54	500 bp — Monthly	(8,662)
CMBX NA BB.13 Index	BB−/P	4,036	44,000	20,064	12/16/72	500 bp — Monthly	(15,986)
CMBX NA BB.13 Index	BB−/P	7,720	83,000	37,848	12/16/72	500 bp — Monthly	(30,048)
CMBX NA BB.13 Index	BB−/P	61,641	641,000	292,296	12/16/72	500 bp — Monthly	(230,032)
CMBX NA BB.13 Index	BB−/P	83,550	910,000	414,960	12/16/72	500 bp — Monthly	(330,525)
CMBX NA BB.13 Index	BB−/P	280,942	1,515,000	690,840	12/16/72	500 bp — Monthly	(408,425)
CMBX NA BB.14 Index	BB/P	115,506	944,000	427,349	12/16/72	500 bp — Monthly	(310,925)
CMBX NA BB.15 Index	BB/P	284,725	1,766,000	762,559	11/18/64	500 bp — Monthly	(476,117)
CMBX NA BB.6 Index	B/P	18,060	28,976	11,527	5/11/63	500 bp — Monthly	6,561
CMBX NA BB.6 Index	B/P	7,415	41,106	16,352	5/11/63	500 bp — Monthly	(8,897)
CMBX NA BB.6 Index	B/P	467,596	930,616	370,199	5/11/63	500 bp — Monthly	98,302
CMBX NA BB.6 Index	B/P	963,350	1,882,122	748,708	5/11/63	500 bp — Monthly	216,472
CMBX NA BB.9 Index	B/P	40,857	102,000	44,554	9/17/58	500 bp — Monthly	(3,598)
CMBX NA BBB−.14 Index	BBB−/P	10,637	215,000	66,779	12/16/72	300 bp — Monthly	(56,016)
CMBX NA BBB−.14 Index	BBB−/P	10,494	215,000	66,779	12/16/72	300 bp — Monthly	(56,160)
CMBX NA BBB−.14 Index	BBB−/P	14,984	307,000	95,354	12/16/72	300 bp — Monthly	(80,191)
CMBX NA BBB−.14 Index	BBB−/P	138,000	880,000	273,328	12/16/27	300 bp — Monthly	(134,814)
CMBX NA BBB−.15 Index	BBB−/P	85,454	542,000	168,020	11/18/64	300 bp — Monthly	(82,250)

Mortgage Opportunities Fund 29

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.15 Index	BBB−/P	$152,546	$898,000	$278,380	11/18/64	300 bp — Monthly	$(125,310)
CMBX NA BBB−.16 Index	BBB−/P	201,401	886,000	274,040	4/17/65	300 bp — Monthly	(72,122)
Upfront premium received		10,223,089		Unrealized appreciation		1,629,775
Upfront premium (paid)		—		Unrealized (depreciation)		(5,948,105)
Total		$10,223,089		Total		$(4,318,330)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(11,103)	$42,049	$6,253	5/11/63	(200 bp) — Monthly	$(4,867)
CMBX NA A.7 Index	(22)	3,000	248	1/17/47	(200 bp) — Monthly	224
CMBX NA BB.10 Index	(78,285)	307,000	142,110	11/17/59	(500 bp) — Monthly	63,527
CMBX NA BB.10 Index	(61,722)	256,000	118,502	11/17/59	(500 bp) — Monthly	56,532
CMBX NA BB.10 Index	(13,985)	134,000	62,029	11/17/59	(500 bp) — Monthly	47,914
CMBX NA BB.10 Index	(12,061)	110,000	50,919	11/17/59	(500 bp) — Monthly	38,751
CMBX NA BB.11 Index	(25,963)	509,000	219,939	11/18/54	(500 bp) — Monthly	193,481
CMBX NA BB.11 Index	(8,456)	163,000	70,432	11/18/54	(500 bp) — Monthly	61,818
CMBX NA BB.8 Index	(263,238)	736,370	349,923	10/17/57	(500 bp) — Monthly	85,969
CMBX NA BB.8 Index	(38,367)	298,607	141,898	10/17/57	(500 bp) — Monthly	103,241
CMBX NA BBB−.10 Index	(360,552)	2,097,000	678,799	11/17/59	(300 bp) — Monthly	317,024
CMBX NA BBB−.10 Index	(25,080)	205,000	66,359	11/17/59	(300 bp) — Monthly	41,159
CMBX NA BBB−.10 Index	(41,411)	139,000	44,994	11/17/59	(300 bp) — Monthly	3,502
CMBX NA BBB−.10 Index	(3,824)	30,000	9,711	11/17/59	(300 bp) — Monthly	5,869
CMBX NA BBB−.12 Index	(272,677)	1,689,000	563,788	8/17/61	(300 bp) — Monthly	290,126
CMBX NA BBB−.12 Index	(8,468)	123,000	41,057	8/17/61	(300 bp) — Monthly	32,518
CMBX NA BBB−.13 Index	(10,154)	134,000	43,389	12/16/72	(300 bp) — Monthly	33,157
CMBX NA BBB−.13 Index	(3,429)	68,000	22,018	12/16/72	(300 bp) — Monthly	18,550
CMBX NA BBB−.13 Index	(3,463)	68,000	22,018	12/16/72	(300 bp) — Monthly	18,516
CMBX NA BBB−.7 Index	(60,813)	278,000	58,714	1/17/47	(300 bp) — Monthly	(2,261)
CMBX NA BBB−.7 Index	(989)	196,000	41,395	1/17/47	(300 bp) — Monthly	40,292
CMBX NA BBB−.8 Index	(219,000)	1,460,000	310,250	10/17/57	(300 bp) — Monthly	90,398
CMBX NA BBB−.8 Index	(33,994)	245,000	52,063	10/17/57	(300 bp) — Monthly	17,926
CMBX NA BBB−.8 Index	(13,459)	97,000	20,613	10/17/57	(300 bp) — Monthly	7,097
CMBX NA BBB−.9 Index	(946)	4,000	971	9/17/58	(300 bp) — Monthly	23
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	196,270	11/17/59	(500 bp) — Monthly	145,436
CMBX NA BB.10 Index	(27,719)	223,000	103,227	11/17/59	(500 bp) — Monthly	75,291
Goldman Sachs International
CMBX NA A.6 Index	(1,060)	6,116	909	5/11/63	(200 bp) — Monthly	(153)
CMBX NA A.6 Index	(589)	2,294	341	5/11/63	(200 bp) — Monthly	(249)
CMBX NA A.6 Index	(615)	2,294	341	5/11/63	(200 bp) — Monthly	(275)
CMBX NA A.6 Index	(488)	1,911	284	5/11/63	(200 bp) — Monthly	(204)
CMBX NA A.6 Index	(393)	1,529	227	5/11/63	(200 bp) — Monthly	(166)
CMBX NA A.6 Index	(305)	1,147	171	5/11/63	(200 bp) — Monthly	(135)
CMBX NA A.6 Index	(291)	1,147	171	5/11/63	(200 bp) — Monthly	(121)
CMBX NA A.6 Index	(291)	1,147	171	5/11/63	(200 bp) — Monthly	(121)

30 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(198)	$765	$114	5/11/63	(200 bp) — Monthly	$(84)
CMBX NA A.6 Index	(174)	765	114	5/11/63	(200 bp) — Monthly	(61)
CMBX NA A.6 Index	(198)	765	114	5/11/63	(200 bp) — Monthly	(84)
CMBX NA A.6 Index	(201)	765	114	5/11/63	(200 bp) — Monthly	(88)
CMBX NA A.6 Index	(86)	382	57	5/11/63	(200 bp) — Monthly	(29)
CMBX NA BB.10 Index	(286,885)	1,268,000	586,957	11/17/59	(500 bp) — Monthly	298,839
CMBX NA BB.9 Index	(9,105)	57,000	24,898	9/17/58	(500 bp) — Monthly	15,738
CMBX NA BB.9 Index	(6,258)	52,000	22,714	9/17/58	(500 bp) — Monthly	16,405
CMBX NA BB.9 Index	(1,903)	49,000	21,403	9/17/58	(500 bp) — Monthly	19,453
CMBX NA BB.9 Index	(4,641)	39,000	17,035	9/17/58	(500 bp) — Monthly	12,356
CMBX NA BB.9 Index	(3,026)	29,000	12,667	9/17/58	(500 bp) — Monthly	9,613
CMBX NA BBB−.12 Index	(971,289)	5,419,000	1,808,862	8/17/61	(300 bp) — Monthly	834,412
CMBX NA BBB−.12 Index	(210,201)	1,177,000	392,883	8/17/61	(300 bp) — Monthly	181,995
CMBX NA BBB−.13 Index	(18,566)	245,000	79,331	12/16/72	(300 bp) — Monthly	60,622
CMBX NA BBB−.13 Index	(366)	6,000	1,943	12/16/72	(300 bp) — Monthly	1,574
JPMorgan Securities LLC
CMBX NA A.6 Index	(234)	1,147	171	5/11/63	(200 bp) — Monthly	(64)
CMBX NA BB.7 Index	(1,047,366)	2,139,000	899,022	1/17/47	(500 bp) — Monthly	(150,428)
CMBX NA BBB−.10 Index	(74,773)	593,000	191,954	11/17/59	(300 bp) — Monthly	116,835
CMBX NA BBB−.8 Index	(10,823)	78,000	16,575	10/17/57	(300 bp) — Monthly	5,707
Merrill Lynch International
CMBX NA BB.10 Index	(19,061)	335,000	155,072	11/17/59	(500 bp) — Monthly	135,684
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(488)	1,911	284	5/11/63	(200 bp) — Monthly	(204)
CMBX NA A.6 Index	(97)	382	57	5/11/63	(200 bp) — Monthly	(40)
CMBX NA BB.10 Index	(68,344)	225,000	104,153	11/17/59	(500 bp) — Monthly	35,590
CMBX NA BB.10 Index	(14,053)	134,000	62,029	11/17/59	(500 bp) — Monthly	47,845
CMBX NA BB.7 Index	(63,621)	340,000	142,902	1/17/47	(500 bp) — Monthly	78,950
CMBX NA BB.7 Index	(34,709)	180,000	75,654	1/17/47	(500 bp) — Monthly	40,770
CMBX NA BB.8 Index	(85,881)	229,029	108,834	10/17/57	(500 bp) — Monthly	22,731
CMBX NA BB.8 Index	(32,734)	86,006	40,870	10/17/57	(500 bp) — Monthly	8,052
CMBX NA BB.9 Index	(33,197)	941,000	411,029	9/17/58	(500 bp) — Monthly	376,917
CMBX NA BB.9 Index	(2,815)	72,000	31,450	9/17/58	(500 bp) — Monthly	28,565
CMBX NA BB.9 Index	(5,559)	65,000	28,392	9/17/58	(500 bp) — Monthly	22,770
CMBX NA BB.9 Index	(3,447)	56,000	24,461	9/17/58	(500 bp) — Monthly	20,959
CMBX NA BB.9 Index	(4,844)	32,000	13,978	9/17/58	(500 bp) — Monthly	9,103
CMBX NA BB.9 Index	(2,305)	16,000	6,989	9/17/58	(500 bp) — Monthly	4,668
CMBX NA BBB−.10 Index	(11,028)	51,000	16,509	11/17/59	(300 bp) — Monthly	5,451
CMBX NA BBB−.10 Index	(434)	2,000	647	11/17/59	(300 bp) — Monthly	213
CMBX NA BBB−.12 Index	(165,119)	1,268,000	423,258	8/17/61	(300 bp) — Monthly	257,400
CMBX NA BBB−.13 Index	(123)	2,000	648	12/16/72	(300 bp) — Monthly	523
CMBX NA BBB−.8 Index	(208,302)	1,339,000	284,538	10/17/57	(300 bp) — Monthly	75,454
CMBX NA BBB−.8 Index	(107,262)	684,000	145,350	10/17/57	(300 bp) — Monthly	37,689
CMBX NA BBB−.8 Index	(88,846)	629,000	133,663	10/17/57	(300 bp) — Monthly	44,449
CMBX NA BBB−.8 Index	(49,050)	360,000	76,500	10/17/57	(300 bp) — Monthly	27,240
CMBX NA BBB−.8 Index	(38,653)	285,000	60,563	10/17/57	(300 bp) — Monthly	21,743
CMBX NA BBB−.8 Index	(27,649)	202,000	42,925	10/17/57	(300 bp) — Monthly	15,158
CMBX NA BBB−.8 Index	(21,183)	148,000	31,450	10/17/57	(300 bp) — Monthly	10,181
CMBX NA BBB−.8 Index	(14,210)	112,000	23,800	10/17/57	(300 bp) — Monthly	9,525

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(5,625)	$36,000	$7,650	10/17/57	(300 bp) — Monthly	$2,004
CMBX NA BBB−.8 Index	(488)	3,000	638	10/17/57	(300 bp) — Monthly	148
Upfront premium received	—		Unrealized appreciation		4,701,672
Upfront premium (paid)	(5,409,053)		Unrealized (depreciation)		(159,634)
Total	$(5,409,053)		Total		$4,542,038
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$1,069,234	$—
Mortgage-backed securities	—	319,692,570	—
U.S. government and agency mortgage obligations	—	1,061,687,701	—
Short-term investments	1,648,000	44,538,224	—
Totals by level	$1,648,000	$1,426,987,729	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(1,122,909)	$—	$—
Forward premium swap option contracts	—	(1,032,301)	—
TBA sale commitments	—	(620,857,574)	—
Interest rate swap contracts	—	(4,248,160)	—
Credit default contracts	—	(4,590,328)	—
Totals by level	$(1,122,909)	$(630,728,363)	$—

The accompanying notes are an integral part of these financial statements.

32 Mortgage Opportunities Fund

Statement of assets and liabilities 5/31/23

ASSETS
Investment in securities, at value of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,431,873,195)	$1,408,411,929
Affiliated issuers (identified cost $20,223,800) (Note 5)	20,223,800
Interest and other receivables	3,245,458
Receivable for shares of the fund sold	1,026,023
Receivable for investments sold	2,636,186
Receivable for sales of TBA securities (Note 1)	350,021,101
Receivable from Manager (Note 2)	13,267
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,161,071
Unrealized appreciation on forward premium swap option contracts (Note 1)	500,583
Unrealized appreciation on OTC swap contracts (Note 1)	6,331,447
Premium paid on OTC swap contracts (Note 1)	5,409,053
Deposits with broker (Note 1)	2,960,872
Prepaid assets	54,393
Total assets	1,802,995,183

LIABILITIES
Payable to custodian	5,660
Payable for investments purchased	264
Payable for purchases of TBA securities (Note 1)	795,343,455
Payable for shares of the fund repurchased	981,799
Payable for custodian fees (Note 2)	39,085
Payable for investor servicing fees (Note 2)	64,502
Payable for Trustee compensation and expenses (Note 2)	4,203
Payable for administrative services (Note 2)	2,611
Payable for distribution fees (Note 2)	6,128
Payable for variation margin on futures contracts (Note 1)	1,947,117
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,098,482
Payable to broker (Note 1)	862,282
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,532,884
Unrealized depreciation on OTC swap contracts (Note 1)	6,107,739
Premium received on OTC swap contracts (Note 1)	10,223,089
TBA sale commitments, at value (proceeds receivable $622,872,402) (Note 1)	620,857,574
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,648,000
Other accrued expenses	170,110
Total liabilities	1,441,894,984

Net assets	$361,100,199

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$417,514,985
Total distributable earnings (Note 1)	(56,414,786)
Total — Representing net assets applicable to capital shares outstanding	$361,100,199

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($10,290,861 divided by 1,204,237 shares)	$8.55
Offering price per class A share (100/96.00 of $8.55)*	$8.91
Net asset value and offering price per class C share ($1,835,500 divided by 214,269 shares)**	$8.57
Net asset value and offering price per class I share ($147,651,457 divided by 17,244,862 shares)	$8.56
Net asset value, offering price and redemption price per class R6 share ($3,548,192 divided by 414,399 shares)	$8.56
Net asset value, offering price and redemption price per class Y share ($197,774,189 divided by 23,122,894 shares)	$8.55

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 33

Statement of operations Year ended 5/31/23

INVESTMENT INCOME
Interest (including interest income of $1,753,204 from investments in affiliated issuers) (Note 5)	$25,939,093
Total investment income	25,939,093

EXPENSES
Compensation of Manager (Note 2)	2,090,573
Investor servicing fees (Note 2)	357,545
Custodian fees (Note 2)	69,546
Trustee compensation and expenses (Note 2)	17,104
Distribution fees (Note 2)	44,659
Administrative services (Note 2)	14,384
Other	319,970
Fees waived and reimbursed by Manager (Note 2)	(761,510)
Total expenses	2,152,271
Expense reduction (Note 2)	(10,679)
Net expenses	2,141,592

Net investment income	23,797,501

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(13,604,156)
Futures contracts (Note 1)	4,689,491
Swap contracts (Note 1)	8,005,578
Written options (Note 1)	(3,048,633)
Total net realized loss	(3,957,720)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(8,746,176)
Futures contracts	(1,122,909)
Swap contracts	3,567,428
Written options	(290,415)
Total change in net unrealized depreciation	(6,592,072)

Net loss on investments	(10,549,792)

Net increase in net assets resulting from operations	$13,247,709

The accompanying notes are an integral part of these financial statements.

34 Mortgage Opportunities Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/23	Year ended 5/31/22
Operations
Net investment income	$23,797,501	$8,032,703
Net realized loss on investments	(3,957,720)	(7,575,262)
Change in net unrealized appreciation (depreciation) of investments	(6,592,072)	1,115,440
Net increase in net assets resulting from operations	13,247,709	1,572,881
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(942,840)	(113,715)
Class C	(89,144)	(10,334)
Class I	(10,329,786)	(8,827,915)
Class R6	(248,094)	(67,032)
Class Y	(16,123,649)	(2,355,394)
Net realized short-term gain on investments
Class A	(100,663)	—
Class C	(9,190)	—
Class I	(857,087)	—
Class R6	(20,720)	—
Class Y	(1,532,912)	—
Increase from capital share transactions (Note 4)	108,001,065	98,087,454
Total increase in net assets	90,994,689	88,285,945

NET ASSETS
Beginning of year	270,105,510	181,819,565
End of year	$361,100,199	$270,105,510

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 35

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
	Net asset		Net realized
	value,		and unrealized	Total from	From net		From					Ratio of expenses to average	Ratio of net investment
	beginning	Net investment	gain (loss) on	investment	investment	From	return of	Total	Net asset value,	Total return at	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	of period	income (loss)[a]	investments	operations	income	realized gain	capital	distributions	end of period	net asset value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%)[e]
Class A
May 31, 2023	$8.90	.53	(.24)	.29	(.59)	(.05)	—	(0.64)	$8.55	3.37	$10,291.86		6.03	1,412
May 31, 2022	9.41	.39	(.33)	.06	(.57)	—	—	(0.57)	8.90	.81	3,693.78		4.28	1,790
May 31, 2021	9.01	.34	.39	.73	(.32)	—	(.01)	(0.33)	9.41	8.19	1,660.75		3.64	1,058
May 31, 2020 †	10.51	.31	(1.11)	(.80)	(.69)	—	(.01)	(0.70)	9.01	(8.32)*	2,805	.71*	3.11*	1,311
Class C
May 31, 2023	$8.92	.47	(.24)	.23	(.53)	(.05)	—	(0.58)	$8.57	2.60	$1,836	1.61	5.37	1,412
May 31, 2022	9.42	.32	(.32)	—[f]	(.50)	—	—	(0.50)	8.92	.07	$382	1.53	3.47	1,790
May 31, 2021	9.01	.28	.39	.67	(.26)	—	—[f]	(0.26)	9.42	7.48	260	1.50	2.93	1,058
May 31, 2020 †	10.51	.24	(1.11)	(.87)	(.62)	—	(.01)	(0.63)	9.01	(8.91)*	337	1.40*	2.46*	1,311
Class I
May 31, 2023	$8.91	.55	(.23)	.32	(.62)	(.05)	—	(0.67)	$8.56	3.74	$147,651.47		6.27	1,412
May 31, 2022	9.43	.41	(.33)	.08	(.60)	—	—	(0.60)	8.91	.97	141,000.47		4.55	1,790
May 31, 2021	9.02	.37	.40	.77	(.35)	—	(.01)	(0.36)	9.43	8.58	135,399.47		3.94	1,058
May 31, 2020	10.46	.36	(1.08)	(.72)	(.71)	—	(.01)	(0.72)	9.02	(7.40)	196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
Class R6
May 31, 2023	$8.91	.55	(.23)	.32	(.62)	(.05)	—	(0.67)	$8.56	3.70	$3,548.51		6.30	1,412
May 31, 2022	9.43	.41	(.33)	.08	(.60)	—	—	(0.60)	8.91	.96	1,157.51		4.51	1,790
May 31, 2021 #	9.02	.38	.39	.77	(.35)	—	(.01)	(0.36)	9.43	8.56	1,017.51		4.01	1,058
Class Y
May 31, 2023	$8.90	.55	(.24)	.31	(.61)	(.05)	—	(0.66)	$8.55	3.63	$197,774.61		6.29	1,412
May 31, 2022	9.42	.41	(.33)	.08	(.60)	—	—	(0.60)	8.90	.96	123,873.53		4.52	1,790
May 31, 2021	9.02	.37	.39	.76	(.35)	—	(.01)	(0.36)	9.42	8.46	43,483.50		3.93	1,058
May 31, 2020 †	10.51	.33	(1.11)	(.78)	(.70)	—	(.01)	(0.71)	9.02	(8.10)*	54,750	.48*	3.40*	1,311

* Not annualized.

# For the period June 1, 2020 (commencement of operations) to May 31, 2021.

† For the period July 1, 2019 (commencement of operations) to May 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

			Percentage of average net assets
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Class A	0.20%	0.28%	0.27%	0.20%	N/A
Class C	0.20	0.28	0.27	0.20	N/A
Class I	0.20	0.28	0.27	0.22	0.21%
Class R6	0.20	0.28	0.27	N/A	N/A
Class Y	0.20	0.28	0.27	0.20	N/A

e Portfolio turnover includes TBA roll transactions.

f Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund	Mortgage Opportunities Fund 37

Notes to financial statements 5/31/23

Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through May 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including nonagency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares bought
Class A	Up to 4.00%	with no initial sales charge	None
Class C	None	1.00% eliminated after one year	Converts to class A shares after 8 years
Class I§	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

† Not available to all investors.

§ Intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

38 Mortgage Opportunities Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the

Mortgage Opportunities Fund 39

fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $2,960,872 in a segregated account to cover margin requirements on open centrally cleared swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be

40 Mortgage Opportunities Fund

mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,099,909 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $6,899,353 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Mortgage Opportunities Fund 41

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$7,362,906	$4,871,475	$12,234,381

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,824,048 recognized during the period between November 1, 2022 and May 31, 2023 to its fiscal year ending May 31, 2024.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from unrealized gains and losses on certain futures contracts, from interest-only securities, from a redesignation of taxable distributions and from distributions in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $60,266 to decrease undistributed net investment income, $2,288,583 to decrease paid-in capital and $2,348,849 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$28,384,212
Unrealized depreciation	(62,740,566)
Net unrealized depreciation	(34,356,354)
Capital loss carryforward	(12,234,381)
Post-October capital loss deferral	(9,824,048)
Cost for federal income tax purposes	$831,140,811

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.46% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $761,510 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

42 Mortgage Opportunities Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,727	Class R6	1,719
Class C	2,164	Class Y	321,391
Class I	14,544	Total	$357,545

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,679 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $367, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$30,077
Class C	1.00%	1.00%	14,582
Total			$44,659

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,726 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $45 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$10,614,932,272	$9,173,740,331
U.S. government securities (Long-term)	—	—
Total	$10,614,932,272	$9,173,740,331

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Mortgage Opportunities Fund 43

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,137,657	$18,897,268	382,119	$3,420,459
Shares issued in connection with reinvestment of distributions	119,414	1,036,072	12,737	113,602
	2,257,071	19,933,340	394,856	3,534,061
Shares repurchased	(1,467,943)	(12,769,740)	(156,120)	(1,403,924)
Net increase	789,128	$7,163,600	238,736	$2,130,137

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	206,995	$1,825,824	47,421	$425,516
Shares issued in connection with reinvestment of distributions	11,297	98,177	1,154	10,334
	218,292	1,924,001	48,575	435,850
Shares repurchased	(46,881)	(405,143)	(33,342)	(302,235)
Net increase	171,411	$1,518,858	15,233	$133,615

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class I	Shares	Amount	Shares	Amount
Shares sold	566,251	$5,000,001	1,670,379	$15,000,001
Shares issued in connection with reinvestment of distributions	856,279	7,451,936	706,032	6,310,861
	1,422,530	12,451,937	2,376,411	21,310,862
Shares repurchased	—	—	(918,447)	(8,222,353)
Net increase	1,422,530	$12,451,937	1,457,964	$13,088,509

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	421,901	$3,751,121	41,766	$374,347
Shares issued in connection with reinvestment of distributions	30,073	261,755	7,498	67,032
	451,974	4,012,876	49,264	441,379
Shares repurchased	(167,452)	(1,463,441)	(27,236)	(241,513)
Net increase	284,522	$2,549,435	22,028	$199,866

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	34,477,256	$303,904,569	12,303,031	$109,907,801
Shares issued in connection with reinvestment of distributions	1,807,519	15,690,275	244,867	2,191,499
	36,284,775	319,594,844	12,547,898	112,099,300
Shares repurchased	(27,072,474)	(235,277,609)	(3,251,270)	(29,563,973)
Net increase	9,212,301	$84,317,235	9,296,628	$82,535,327

At the close of the reporting period, five shareholders of record owned 5.2%, 9.7%, 11.2%, 12.2% and 13.8%, respectively, of the outstanding shares of the fund.

44 Mortgage Opportunities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as				and fair value as
Name of affiliate	of 5/31/22	Purchase cost	Sale proceeds	Investment income	of 5/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$55,625,091	$351,775,752	$387,177,043	$1,753,204	$20,223,800
Total Short-term
investments	$55,625,091	$351,775,752	$387,177,043	$1,753,204	$20,223,800

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$23,500,000
Purchased swap option contracts (contract amount)	$125,600,000
Written TBA commitment option contracts (contract amount)	$23,500,000
Futures contracts (number of contracts)	1,000
Centrally cleared interest rate swap contracts (notional)	$1,139,900,000
OTC credit default contracts (notional)	$83,600,000

Mortgage Opportunities Fund 45

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$9,951,091	Payables	$14,541,419
Investments, Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,510,702*	Unrealized depreciation	11,914,072*
Total		$15,461,793		$26,455,491

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(4,602,602)	$(4,602,602)
Interest rate contracts	(3,221,754)	4,689,491	12,608,180	$14,075,917
Total	$(3,221,754)	$4,689,491	$8,005,578	$9,473,315

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$3,508,057	$3,508,057
Interest rate contracts	(1,285,511)	(1,122,909)	59,371	$(2,349,049)
Total	$(1,285,511)	$(1,122,909)	$3,567,428	$1,159,008

46 Mortgage Opportunities Fund

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Mortgage Opportunities Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$2,161,071	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,161,071
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	3,131,947	298,867	2,966,366	—	1,105,246	154,745	2,293,920	9,951,091
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	116,385	—	—	—	18,174	—	—	366,024	—	—	—	—	500,583
Total Assets	$116,385	$—	$2,161,071	$—	$18,174	$3,131,947	$298,867	$3,332,390	$—	$1,105,246	$154,745	$2,293,920	$12,612,745
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	2,098,482	—	—	—	—	—	—	—	—	—	2,098,482
OTC Credit default contracts - protection sold*#	—	1,264	—	—	—	6,556,286	145,144	1,832,639	—	716,294	230,019	5,059,773	14,541,419
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	1,947,117	—	—	1,947,117
Forward premium swap option contracts#	804,494	—	—	—	22,989	—	—	565,146	140,255	—	—	—	1,532,884
Total Liabilities	$804,494	$1,264	$2,098,482	$—	$22,989	$6,556,286	$145,144	$2,397,785	$140,255	$2,663,411	$230,019	$5,059,773	$20,119,902
Total Financial and Derivative Net Assets	$(688,109)	$(1,264)	$62,589	$—	$(4,815)	$(3,424,339)	$153,723	$934,605	$(140,255)	$(1,558,165)	$(75,274)	$(2,765,853)	$(7,507,157)
Total collateral received (pledged)†##	$(564,880)	$—	$—	$—	$—	$(3,371,510)	$110,000	$934,605	$(112,148)	$388,000	$(72,320)	$(2,765,853)
Net amount	$(123,229)	$(1,264)	$62,589	$—	$(4,815)	$(52,829)	$43,723	$—	$(28,107)	$(1,946,165)	$(2,954)	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$110,000	$1,150,000	$—	$388,000	$—	$—	$1,648,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(564,880)	$—	$—	$(134,578)	$—	$(5,076,482)	$—	$—	$(112,148)	$(5,366,444)	$(72,320)	$(2,778,495)	$(14,105,347)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,121,462 and $2,960,872, respectively.

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023.

48 Mortgage Opportunities Fund	Mortgage Opportunities Fund 49

PUTNAM FUNDS TRUST

Putnam Dynamic Asset Allocation Equity Fund

Putnam Mortgage Opportunities Fund

FORM N-1A

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement (No. 333-00515) filed on March 28, 2014.

(b) Amended and Restated Bylaws dated as of February 23, 2023 -- Incorporated by reference to Post-Effective Amendment No. 382 to the Registrant’s Registration Statement (No. 333-00515) filed on March 31, 2023.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement (No. 333-00515) filed on March 28, 2014.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 382 to the Registrant’s Registration Statement (No. 333-00515) filed on March 31, 2023.

(d)(1) Amended and Restated Management Contract with Putnam Investment Management, LLC dated as of April 4, 2023 for Putnam Core Equity Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Floating Rate Income Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Short Term Investment Fund, Putnam Short-Term Municipal Income Fund, Putnam Ultra Short Duration Income Fund and Putnam Ultra Short MAC Series; Schedule A, Schedule B, and Schedule C amended as of April 4, 2023 -- Incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement (File No. 333-00515) filed on April 4, 2023.

(d)(2) Amended and Restated Management Contract with Putnam Investment Management, LLC dated January 24, 2020 for Putnam Multi-Asset Absolute Return Fund, Putnam Emerging Markets Equity Fund, Putnam International Value Fund and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 332 to the Registrant’s Registration Statement (No. 333-00515) filed on March 30, 2020.

(d)(3) Management Contract with Putnam Investment Management, LLC dated March 1, 2023 for Putnam Core Bond Fund -- Incorporated by reference to Post-Effective Amendment No. 380 to the Registrant’s Registration Statement (No. 333-00515) filed on February 28, 2023.

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(d)(4) Management Contract with Putnam Investment Management, LLC dated June 1, 2018 for Putnam Short Duration Bond Fund -- Incorporated by reference to Post-Effective Amendment No. 286 to the Registrant’s Registration Statement (No. 333-00515) filed on June 19, 2018.

(d)(5) Amended and Restated Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated July 1, 2022; Schedule A amended as of April 4, 2023 -- Incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement (File No. 333-00515) filed on April 4, 2023.

(d)(6) Amended and Restated Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated July 1, 2022; Schedule A dated March 8, 2023 -- Incorporated by reference to Post-Effective Amendment No. 381 to the Registrant’s Registration Statement (No. 333-00515) filed on March 27, 2023.

(e)(1) Amended and Restated Distributor's Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 333-00515) filed on October 28, 2013.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement (No. 333-00515) filed on June 28, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 333-00515) filed on March 26, 2015.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement (No. 333-00515) filed on June 28, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483

(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 333-00515) filed on March 26, 2015.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement (No. 333-00515) filed on January 28, 2005.

(g)(1) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of December 30, 2020 -- Incorporated by reference to Post-Effective Amendment No. 365 to the Registrant’s Registration Statement (No. 333-00515) filed on February 25, 2022.

(g)(2) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated June 25, 2020 -- Incorporated by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 333-00515) filed on July 31, 2020.

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(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated June 25, 2021 -- Incorporated by reference to Post-Effective Amendment No. 360 to the Registrant’s Registration Statement (No. 333-00515) filed on September 27, 2021.

(h)(1) Amended & Restated Investor Servicing Agreement - Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of April 4, 2023 -- Incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement (File No. 333-00515) filed on April 4, 2023.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement (No. 333-00515) filed on May 28, 2004.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement (No. 333-00515) filed on May 28, 2004.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2017.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 333-00515) filed on October 28, 2013.

(h)(6) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated June 25, 2021 -- Incorporated by reference to Post-Effective Amendment No. 360 to the Registrant’s Registration Statement (No. 333-00515) filed on September 27, 2021.

(h)(7) Amended and Restated Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated September 24, 2021; Schedules A and B amended as of April 4, 2023 -- Incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement (File No. 333-00515) filed on April 4, 2023.

(h)(8) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement (No. 333-00515) filed on September 28, 2015.

(h)(9) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2016.

(h)(10) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2016.

(h)(11) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2017.

(h)(12) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company dated September 20, 2018 -- Incorporated by reference to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement (No. 333-00515) filed on October 26, 2018.

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(h)(13) Amendment No. 4 to Credit Agreement with State Street Bank and Trust Company dated September 19, 2019 -- Incorporated by reference to Post-Effective Amendment No. 322 to the Registrant’s Registration Statement (No. 333-00515) filed on October 25, 2019.

(h)(14) Amendment No. 5 to Credit Agreement with State Street Bank and Trust Company dated October 18, 2019 -- Incorporated by reference to Post-Effective Amendment No. 329 to the Registrant’s Registration Statement (No. 333-00515) filed on February 27, 2020.

(h)(15) Amendment No. 6 and Consent No. 3 to Credit Agreement with State Street Bank and Trust Company dated August 27, 2020 -- Incorporated by reference to Post-Effective Amendment No. 352 to the Registrant’s Registration Statement (No. 333-00515) filed on November 25, 2020.

(h)(16) Amendment No. 7 to Credit Agreement with State Street Bank and Trust Company dated October 16, 2020 -- Incorporated by reference to Post-Effective Amendment No. 354 to the Registrant’s Registration Statement (No. 333-00515) filed on February 26, 2021.

(h)(17) Amendment No. 8 to Credit Agreement with State Street Bank and Trust Company dated October 15, 2021 -- Incorporated by reference to Post-Effective Amendment No. 364 to the Registrant’s Registration Statement (No. 333-00515) filed on December 23, 2021.

(h)(18) Amendment No. 9 to Credit Agreement with State Street Bank and Trust Company dated October 14, 2022 -- Incorporated by reference to Post-Effective Amendment No. 374 to the Registrant’s Registration Statement (No. 333-00515) filed on November 23, 2022.

(h)(19) Amendment No. 10 to Credit Agreement with State Street Bank and Trust Company dated May 2, 2023 -- Incorporated by reference to Post-Effective Amendment No. 384 to the Registrant’s Registration Statement (No. 333-00515) filed on June 28, 2023.

(h)(20) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement (No. 333-00515) filed on September 28, 2015.

(h)(21) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2016.

(h)(22) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2016.

(h)(23) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 333-00515) filed on October 27, 2017.

(h)(24) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 20, 2018 -- Incorporated by reference to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement (No. 333-00515) filed on October 26, 2018.

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(h)(25) Fifth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 19, 2019 -- Incorporated by reference to Post-Effective Amendment No. 322 to the Registrant’s Registration Statement (No. 333-00515) filed on October 25, 2019.

(h)(26) Sixth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated October 18, 2019 -- Incorporated by reference to Post-Effective Amendment No. 329 to the Registrant’s Registration Statement (No. 333-00515) filed on February 27, 2020.

(h)(27) Seventh Amendment and Consent to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated August 27, 2020 -- Incorporated by reference to Post-Effective Amendment No. 352 to the Registrant’s Registration Statement (No. 333-00515) filed on November 25, 2020.

(h)(28) Eighth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated October 16, 2020 -- Incorporated by reference to Post-Effective Amendment No. 354 to the Registrant’s Registration Statement (No. 333-00515) filed on February 26, 2021.

(h)(29) Ninth Amendment Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated October 15, 2021 -- Incorporated by reference to Post-Effective Amendment No. 364 to the Registrant’s Registration Statement (No. 333-00515) filed on December 23, 2021.

(h)(30) Tenth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated October 14, 2022 -- Incorporated by reference to Post-Effective Amendment No. 374 to the Registrant’s Registration Statement (No. 333-00515) filed on November 23, 2022.

(h)(31) Eleventh Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated May 2, 2023 -- Incorporated by reference to Post-Effective Amendment No. 384 to the Registrant’s Registration Statement (No. 333-00515) filed on June 28, 2023.

(h)(32)(i) Form of Indemnification Agreement dated March 18, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement (No. 333-00515) filed on June 27, 2016.

(h)(32)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(30)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement (No. 333-00515) filed on June 27, 2016.

(h)(33) Expense Limitation Agreement with Putnam Investment Management, LLC dated July 27, 2023.

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(h)(34) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated July 1, 2022 -- Incorporated by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement (No. 333-00515) filed on September 26, 2022.

(i)(1) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Duration Bond Fund (formerly Putnam Absolute Return 100 Fund), Putnam Core Bond Fund (formerly Putnam Absolute Return 300 Fund), Putnam Multi-Asset Absolute Return Fund (formerly Putnam Absolute Return 700 Fund), Putnam Dynamic Asset Allocation Equity Fund, Putnam Emerging Markets Equity Fund, Putnam Floating Rate Income Fund, Putnam Focused Equity Fund (formerly Putnam Global Industrials Fund), Putnam Global Technology Fund, Putnam International Value Fund, Putnam Core Equity Fund (formerly Putnam Multi-Cap Core Fund), and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement (No. 333-00515) filed on June 3, 2011.

(i)(2) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Duration Income Fund -- Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement (No. 333-00515) filed on September 30, 2011.

(i)(3) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Term Investment Fund -- Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant’s Registration Statement (No. 333-00515) filed on February 15, 2013.

(i)(4) Opinion of Ropes & Gray LLP, including consent for Putnam Intermediate-Term Municipal Income Fund and Putnam Short-Term Municipal Income Fund -- Incorporated by reference to Post-Effective Amendment No. 166 to the Registrant's Registration Statement (No. 333-00515) filed on March 15, 2013.

(i)(5) Opinion of Ropes & Gray LLP, including consent for Putnam Mortgage Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 333-00515) filed on April 6, 2015.

(i)(6) Opinion of Ropes & Gray LLP, including consent for Putnam Ultra Short MAC Series -- Incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement (File No. 333-00515) filed on April 4, 2023.

(j)(1) Consent of Independent Registered Public Accounting Firm for Putnam Dynamic Asset Allocation Equity Fund -- PricewaterhouseCoopers LLP.

(j)(2) Consent of Independent Registered Public Accounting Firm for Putnam Mortgage Opportunities Fund -- PricewaterhouseCoopers LLP.

(k)       Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement (No. 333-00515) filed on July 19, 1996.

(m)(1) Class A Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 333-00515) filed on May 17, 2000.

(m)(2) Class B Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 333-00515) filed on May 17, 2000.

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(m)(3) Class C Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 333-00515) filed on May 17, 2000.

(m)(4) Class M Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 333-00515) filed on May 17, 2000.

(m)(5) Class R Distribution Plan and Agreement dated May 8, 2003 -- Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement (No. 333-00515) filed on January 30, 2004.

(m)(6)(i) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 333-00515) filed on June 30, 1997.

(m)(6)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 333-00515) filed on March 26, 2015.

(m)(7)(i) Form of Financial Institution Service Agreement -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement (No. 333-00515) filed on July 19, 1996.

(m)(7)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 333-00515) filed on March 26, 2015.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended March 1, 2021 -- Incorporated by reference to Post-Effective Amendment No. 354 to the Registrant’s Registration Statement (No. 333-00515) filed on February 26, 2021.

(p)(1) The Putnam Funds Code of Ethics dated January 27, 2023 -- Incorporated by reference to Post-Effective Amendment No. 380 to the Registrant’s Registration Statement (No. 333-00515) filed on February 28, 2023.

(p)(2) Putnam Investments Code of Ethics dated February 2023 -- Incorporated by reference to Post-Effective Amendment No. 380 to the Registrant’s Registration Statement (No. 333-00515) filed on February 28, 2023.

Item 29.	Persons Controlled by or Under Common Control with the Fund

From time to time Putnam Investment Management, LLC or its affiliates, including Putnam Investment Holdings, LLC, may beneficially own more than 25% of the outstanding shares of certain funds, particularly in the case of relatively new funds, and such persons may be deemed to “control” a fund by virtue of this beneficial ownership of fund shares. To the extent that Putnam Investment Management, LLC or its affiliates may be deemed to “control” the fund, the fund would be deemed to be under common control with certain other Putnam Funds.

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Item 30.	Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and

Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (File No. 811-07513). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31.	Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is 100 Federal Street, Boston, Massachusetts 02110. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.

Name and Title	Non-Putnam business, profession, vocation or employment
N/A

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Item 32.	Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Focused International Equity Fund, Putnam Funds Trust, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Large Cap Value Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Sustainable Leaders Fund, Putnam Target Date Funds, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust and Putnam Variable Trust.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110.

Name	Position and Office with the Underwriter
Sipple, Scott C.	President
Tate, Stephen J. *	Chief Legal Officer, General Counsel and Secretary
Robinson, Caitlin E.	Senior Counsel and Assistant Secretary
Maher, Stephen B.	Assistant Treasurer
Norris, Cheryl A.	Assistant Treasurer
Clark, James F.**	Vice President
Ettinger, Robert D.	Financial and Operations Principal, Vice President and Treasurer
Trenchard, Mark C.***	Vice President
Higgins, Matthew W.	Chief Compliance Officer
Whitaker, Anne N.	Manager, Compliance

*Mr. Tate is Vice President and Chief Legal Officer of the Registrant.

**Mr. Clark is Vice President and Chief Compliance Officer of the Registrant.

***Mr. Trenchard is Vice President of the Registrant.

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Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is located at State Street Financial Center, One Congress Street, Boston, Massachusetts 02114-2016.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

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NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Funds Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 26th day of September, 2023.

Putnam Funds Trust

By: /s/ Jonathan S. Horwitz, Executive Vice President, Principal Executive Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Kenneth R. Leibler*	Chair, Board of Trustees

Barbara M. Baumann*	Vice Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Michael J. Higgins*	Vice President, Treasurer, and Clerk

Janet C. Smith*	Vice President, Principal Financial Officer,
Principal Accounting Officer and Assistant
Treasurer

Liaquat Ahamed*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Jennifer Williams Murphy*	Trustee

Marie Pillai*	Trustee

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George Putnam III*	Trustee

Manoj P. Singh*	Trustee

Mona K. Sutphen*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact

September 26, 2023

* Signed pursuant to power of attorney filed in
Post-Effective Amendment No. 380 to the
Registrant's Registration Statement on
February 28, 2023.

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EXHIBIT INDEX

Item 28.	Exhibits
(h)(33)	Expense Limitation Agreement with Putnam Investment Management, LLC dated July 27, 2023.
(j)(1)	Consent of Independent Registered Public Accounting Firm for Putnam Dynamic Asset Allocation Equity Fund -- PricewaterhouseCoopers LLP.
(j)(2)	Consent of Independent Registered Public Accounting Firm for Putnam Mortgage Opportunities Fund -- PricewaterhouseCoopers LLP.

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